As filed with the Securities and Exchange Commission on June 29, 2007

1933 Act File No. 333- 1940 Act File No. 811-

U.S. SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

Form N-2

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐ Pre-Effective Amendment No.
☐ Post-Effective Amendment No.

and

☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☐ Amendment No.

Old Mutual Tax-Advantaged Equity Income Fund
(Exact Name of Registrant as Specified in Declaration of Trust)

c/o Old Mutual (US) Holdings, Inc. 200 Clarendon Street, 53rd Floor Boston, Massachusetts 02116 (Address of Principal Executive Offices) (Number, Street, City, State, Zip Code)

(617) 369-7300 (Registrant's Telephone Number, including Area Code)

Joan Gulinello, Esq. c/o Old Mutual (US) Holdings Inc. 200 Clarendon Street, 53rd Floor Boston, Massachusetts 02116 (Name and Address (Number, Street, City, State, Zip Code) of Agent for Service)

Copy of Communications to:

David C. Sullivan, Esq. Ropes & Gray LLP One International Place Boston, Massachusetts 02110

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement ____________________

     If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

     It is proposed that this filing will become effective (check appropriate box)

     ☒ when declared effective pursuant to section 8(c)

____________________

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed Maximum	Proposed Maximum
Title of Securities	Amount Being	Offering Price	Aggregate	Amount of
Being Registered	Registered	Per Unit	Offering Price(1)	Registration Fee
Common Shares, par value $0.01	50,000 Shares	$20.00	$1,000,000	$30.70
(1) Estimated solely for the purpose of calculating the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus dated           , 2007

PROSPECTUS

OLD MUTUAL LOGO	TS&W LOGO
ANALYTIC LOGO

Shares

Old Mutual Tax-Advantaged Equity Income Fund
Common Shares
$20.00 per Share
__________

     The Fund is a newly organized, diversified, closed-end management investment company.

     Investment Objective. The Fund's investment objective is to seek a high level of current income and total after-tax return, including tax-advantaged income and gains. The Fund cannot assure you that it will achieve its investment objective.

     Portfolio Management Strategies. The Fund will invest in a diversified portfolio of dividend-paying common stocks and preferred stocks using a value-based, larger capitalization investment approach which focuses on stocks that are eligible to pay tax-advantaged dividends as described below. In order to achieve higher levels of current income, the Fund will also invest a portion of its assets in other income-producing securities, including real estate investment trusts ("REITs"), high yield and other debt securities and certain other preferred securities that generate income that is not tax-advantaged. The Fund will also employ a strategy of writing (selling) call options on equity indexes (the “Option Strategy”). The Option Strategy is designed to generate gains from option premiums in an attempt to enhance distributions payable to the Fund’s shareholders and to reduce overall portfolio risk.

     Tax-Advantaged Distributions. The Fund will seek to manage its investments and expenses so that a substantial portion of its distributions will be tax-advantaged. The Fund attempts to do so, in large part, by investing in common and preferred stocks that, under current federal income tax law, pay dividends that are taxed to individual shareholders who meet holding period and other requirements at long-term capital gain rates, which currently reach a maximum annual rate of 15%. In addition, the Fund expects that a significant portion of any gains realized from the Option Strategy will result in tax-advantaged distributions because many (but not all) of the index options written by the Fund are expected qualify as "section 1256 contracts" under the Internal Revenue Code of 1986, as amended (the "Code"), with the result that 60% of the net gain or loss on such options will be treated as long-term gain or loss for federal income tax purposes (with 40% being treated as short-term capital gain or loss). The other income-producing securities in which the Fund will invest (as described above) will generate income taxable at ordinary income, rather than long-term capital gain, rates. See "Tax Matters."

(continued on following page)

     No Prior Trading History. Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value (“NAV”), which creates a risk of loss for investors purchasing shares in the initial public offering. The Fund has applied for listing of the common shares on the New York Stock Exchange, subject to notice of issuance, under the trading or “ticker” symbol “___.”

     Investing in the Fund’s common shares involves risks that are described in the “Risks” section beginning on page __ of this prospectus. Certain of these risks are summarized in "Prospectus Summary – Special Risk Considerations" beginning on page __ of this prospectus.

____________________

	Per Share	Total(3)
Public offering price	$20.00	$
Sales load(1)	$.90	$
Estimated offering expenses(2)	$.04	$
Proceeds, after expenses, to the Fund	$19.06	$

(notes on following page)

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

     The common shares will be ready for delivery to purchasers on or about           , 2007.

____________________

[Underwriters]

____________________

The date of this prospectus is           , 2007.

(notes from previous page)
____________________
(1) The Fund has agreed to pay the underwriters $.00667 per common share as a partial reimbursement of expenses incurred in connection with the offering. Separately, __________ has agreed to pay from its own assets additional compensation to __________ and to certain other underwriters that meet certain sales targets. See “Underwriting.”

(2) Total expenses of the common share offering paid by the Fund (exclusive of the sales load) are estimated to be $ , which represents $.04 per common share issued. [Old Mutual Capital, Inc., TS&W and Analytic] have agreed to pay (i) all of the Fund’s organizational costs and (ii) offering expenses of the Fund (other than the sales load, but including the $.00667 partial reimbursement of expenses to the underwriters referred to in footnote (1)) in excess of $.04 per common share, such amount to be allocated among [Old Mutual Capital, Inc., TS&W and Analytic] as agreed to by such parties. See “Underwriting.”

(3) The underwriters may also purchase up          to additional common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover overallotments. If this option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $          , $          , $          and $          , respectively.

(continued from previous page)

     Investment Advisor and Sub-Advisors. Old Mutual Capital, Inc. (the “Investment Advisor”) is the Fund’s investment advisor. The Investment Advisor has retained Thompson, Siegel & Walmsley LLC ("TS&W") to manage the Fund’s equity and income portfolio, and Analytic Investors, Inc. ("Analytic" and, together with TS&W, the "Sub-Advisors") to implement the Fund's Option Strategy. The Investment Advisor and the Sub-Advisors are affiliates of each other and part of the Old Mutual Group of companies.

     Portfolio Contents. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in common and preferred stocks that are eligible to pay dividends which, in the hands of individual Fund shareholders, qualify for federal income taxation at rates applicable to long-term capital gains. The Fund's equity portfolio will ordinarily consist of dividend-paying common stocks and preferred stocks, but may also include other types of equity securities, including depository receipts. The Fund will normally focus its equity investments on larger, more seasoned or established companies, but may invest in issuers of any size as measured by market capitalization, assets or sales. The Fund may also invest in equity securities that do not pay regular or frequent dividends.

     The portion of the Fund's portfolio invested in other income-producing securities will ordinarily represent up to 20% of the Fund's total assets, and will consist of REITs, bonds and other debt securities and preferred securities.

     The Fund may strategically invest up to 25% of its total assets in debt or preferred securities that are, at the time of purchase, rated below investment grade (below Baa3 by Moody's Investors Service, Inc. ("Moody's") or below BBB- by Standard & Poor's Rating Services, a division of The McGraw-Hill Company, Inc. ("S&P"), or unrated securities judged by TS&W to be of comparable quality. The Fund's investments in high yield securities may comprise a portion of both the Fund's equity portfolio (e.g., certain below investment grade preferred stocks that pay tax-advantaged dividends) and the Fund's portfolio of other income-producing securities. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated securities. The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or a Sub-Advisor downgrades its assessment of the credit characteristics of a particular issue.

     The Fund will ordinarily invest primarily in securities of U.S. issuers. The Fund may invest without limit in securities of non-U.S. issuers that trade on U.S. securities markets, such as American Depository Receipts ("ADRs"). Up to 30% of the Fund's total assets may be invested in other non-U.S. equity and debt securities, including securities of issuers that are organized or headquartered in developing or "emerging market" countries.

     In implementing the Option Strategy, the Fund initially intends to write call options with an aggregate net notional amount equal to approximately 50% of its net assets, although the extent of the Fund’s use of written call options may vary over time based, in part, on an assessment of market conditions, pricing of options, related risks and other factors (such that it may range from 0% to 100% of net assets). In addition to writing call options on equity indexes to implement the Fund's Option Strategy, the Fund may also write call options on individual securities held in the Fund's equity portfolio. The Fund may also attempt to hedge against market declines or volatility in equity securities held in its portfolio and on equity indexes by purchasing put options on equity indexes and individual securities. The Fund may use a variety of other derivative instruments (including both long and short positions) for hedging or risk management purposes or as part of its investment strategies, including options on futures contracts, forward contracts and swap agreements with respect to securities, indexes, interest rates and currencies.

     The Fund may invest up to 20% of its total assets in illiquid securities (determined using the Securities and Exchange Commission’s standard applicable to open-end investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund may invest in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objectives and policies and permissible under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund may also invest in or utilize warrants, repurchase agreements, reverse repurchase agreements and dollar rolls, and may engage in lending of its portfolio securities.

     You should read this prospectus before deciding whether to invest. This prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. You should retain the prospectus for future reference. As described below, additional information about the Fund has been filed with the Securities and Exchange Commission and is available upon written or oral request and without charge. A Statement of Additional Information, dated , 2007, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus, which means that it is part of the prospectus for legal purposes. You can review the table of contents of the Statement of Additional Information on page ___ of this prospectus. You may request a free copy of the Statement of Additional Information, or the Fund’s annual or semi-annual reports to shareholders (when they become available), by writing to Old Mutual Capital, Inc., 4643 South Ulster Street, Suite 600, Denver, Colorado 80237 or by calling the following toll-free number: (888) 772-2888. You may also call this toll-free number to request other information about the Fund or to make shareholder inquiries. The Fund’s Statement of Additional Information and annual and semi-annual reports are also made available, free of charge, on the following website (http://www.oldmutualfunds.com). You may also obtain the Fund’s Statement of Additional Information, information incorporated by reference into the Fund’s registration statement and other information regarding the Fund from the Securities and Exchange Commission’s website (http://www.sec.gov).

     The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

____________________

     You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the Underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the Underwriters are not, making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus. The Fund’s business, financial condition, results of operations and prospects may have changed since that date.

PROSPECTUS SUMMARY

     This is only a summary. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information prior to making an investment in the Fund. See “Risks.”

The Fund	Old Mutual Tax-Advantaged Equity Income Fund (the “Fund”) is a newly organized, diversified, closed-end management investment company. See “The Fund.”

The Offering	The Fund is offering common shares of beneficial interest, with a par value of $.01 per share, at $20.00 per share through a group of underwriters led by __________. The common shares of beneficial interest are called “Common Shares” in the rest of this prospectus. You must purchase at least 100 Common Shares ($2,000). The Fund has given the underwriters an option to purchase up to additional Common Shares to cover orders in excess of Common Shares. [Old Mutual Capital, Inc., TS&W and Analytic] have agreed to pay (i) all of the Fund’s organizational costs and (ii) offering expenses of the Fund (other than the sales load, but including a $.00667 per Common Share partial reimbursement of expenses to the underwriters in excess of $.04 per Common Share, such amount to be allocated among [Old Mutual Capital, Inc., TS&W and Analytic] as agreed to by such parties. See “Underwriting.”

Investment Objective
and Strategies

Investment Objective. The Fund's investment objective is to seek a high level of current income and total after-tax return, including tax-advantaged income and gains. In pursuing its investment objective the Fund will, under normal circumstances, invest at least 80% of its net assets (plus any borrowings for investment purposes) in common and preferred stocks that are eligible to pay dividends which, in the hands of individual Fund shareholders, qualify for federal income taxation at rates applicable to long-term capital gains. The Fund cannot assure you that it will achieve its investment objective.

Tax-Advantaged Distributions and Strategies. The Fund will seek to manage its investments and expenses so that a substantial portion of its distributions will be tax-advantaged. As noted above, the Fund attempts to do so, in large part, by investing in common and preferred stocks that, under current federal income tax law, pay dividends that are taxed to individual shareholders who meet holding period and other requirements at long-term capital gain rates, which currently reach a maximum annual rate of 15%. For the Fund to receive tax-advantaged dividends, the Fund must hold stock paying an otherwise tax-advantaged dividend more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the associated 181-day period in the case of certain preferred stocks). In order for otherwise tax-advantaged dividends from the Fund received by individual shareholders to be taxable at long-term capital gain rates, the shareholder must hold his or her Common Shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. The provisions of the Code applicable to tax-advantaged dividends are effective through 2010. Thereafter, higher tax rates will apply unless further legislative action is taken by Congress. See "Tax Matters."

In addition, the Fund expects that a significant portion of any gains realized from the Option Strategy will result in tax-advantaged distributions because many (but not all) of the index options written by the Fund are expected qualify as "section 1256 contracts" under the Code, with the result that 60% of the net gain or loss on such options will be treated as long-term capital gain or loss for federal income tax purposes (with 40% being treated as short-term capital gain or loss). In connection with this strategy, the Fund will attempt to limit the overlap between its equity holdings (and any subset thereof) and each index on which it has outstanding options positions to less than 70% on an ongoing basis to minimize the extent to which the Fund’s equity holdings and index options holdings are subject to the “straddle rules” under the Code, whose application could diminish the Fund's ability to produce tax-advantaged dividends. See "Tax Matters."

The Fund will also attempt to increase the portion of its distributions that are tax-advantaged by allocating the Fund’s ordinary income and short-term gains first to pay ongoing fees and expenses of the Fund.

The other income-producing securities in which the Fund will invest (as described above) will generate income taxable at ordinary income, rather than long-term capital gain, rates.

Although the Fund seeks to reduce and defer potential federal income tax liabilities incurred by common shareholders in connection with their investment in the Fund, there can be no assurance that the Fund will be successful in this regard.

Equity Securities and Selection Techniques. The Fund's equity portfolio will ordinarily consist of dividend-paying common stocks and preferred stocks, but may also include other types of equity securities, including depository receipts. The Fund will normally focus its equity investments on larger, more seasoned or established companies, but may invest in issuers of any size as measured by market capitalization, assets or sales. The Fund may also invest in equity securities that do not pay regular or frequent dividends.

TS&W will pursue a relative value oriented philosophy in managing the Fund's equity portfolio, and intends to focus on higher dividend-paying common and preferred stocks that meet the Fund's investment criteria. Typically, TS&W seeks to invest in equity securities of companies that possess above-average financial characteristics in terms of balance sheet strength and profitability measures and also have above market average current yield, or price-to-earnings or price-to-book ratios that are below the long-term average for that issuer. TS&W's equity security selection process focuses primarily on bottom-up fundamental research within the context of overall top-down economic outlook. Through valuation analysis, TS&W seeks undervalued sectors, industries and companies. In conducting its assessment, TS&W uses tools and measures such as a dividend discount model, relative value screens and analysis of price-to-earnings ratios, price-to-book ratios and dividend yields. TS&W performs fundamental analysis on industries and companies to assess their potential attractiveness for investment. On behalf of the Fund, TS&W invests in securities of companies that it expects will benefit from economic trends and that are attractively valued relative to their fundamentals and to other companies in the market. Based on this equity security review process, TS&W will pursue the Fund's investment objective by selecting for investment, from the universe of all equity securities that meet the Fund's investment parameters, principally securities which TS&W believes will pay a relatively high level of tax-advantaged dividends and also provide the potential for capital appreciation. TS&W will reapply its investment process on a periodic basis and may make portfolio adjustments.

TS&W will typically cause the Fund to sell equity securities when economic, valuation and/or fundamental criteria are no longer met; more attractive alternatives are found; or the price target of a particular security has been met. TS&W may also cause the Fund to sell an equity security in order to improve the Fund's current dividend yield. TS&W intends to cause the Fund to hold most equity securities in its portfolio for periods sufficient for the securities to qualify to pay tax-advantaged dividends, but reserves the flexibility to sell equity securities before the requisite holding period is satisfied based on its assessment of market conditions and other factors. See "Tax Matters."

Income Securities and Selection Techniques. In order to achieve higher levels of current income, the Fund will also invest a portion of its assets in other income-producing securities, including REITs, high yield and other debt securities and certain other preferred securities, that generate income that is not tax-advantaged. The Fund's income portfolio will ordinarily represent up to 20% of the Fund's total assets.

TS&W will structure the income portfolio consistent with the Fund’s investment objective. TS&W will select income-producing securities for the Fund based on a number of factors, including fundamental strength of the underlying issuer, relative value based on yield and credit rating, macroeconomic outlook, and portfolio risk management considerations. TS&W will analyze these and other factors to construct a diversified portfolio of income-producing securities for the Fund. It is expected that the weighted average effective duration of the Fund's income portfolio will ordinarily range from four to twelve years, although TS&W may determine to deviate from this duration parameter at any time or from time to time based on market conditions and other factors. TS&W will cause the Fund to sell securities from its income portfolio when the investment team determines that the underlying securities fail to meet expectations due to fundamental deterioration or a poor risk/return profile, or if it determines that other income-producing securities have better relative values.

Option Strategy. The Fund will employ the Option Strategy in an attempt to generate gains from option premiums, enhance distributions payable to the Fund’s shareholders and reduce overall portfolio risk. The Fund initially intends to write index call options with an aggregate net notional amount equal to approximately 50% of its net assets, although the extent of the Fund’s use of written call options may vary over time based, in part, on an assessment of market conditions, pricing of options, related risks, and other factors (such that it may range from 0% to 100% of net assets). For these purposes, the Fund treats options on indexes as being written on securities having an aggregate value equal to the face or notional amount of the index subject to the option. The Fund may also from time to time write call options on individual securities held in the Fund's equity portfolio.

Call options are contracts representing the right to purchase either the current value of the underlying index or equity security at a specified price (the “strike price”) at a specified future date (the “expiration date”). The principal factors affecting the market value of an option typically include supply and demand, interest rates, the current market price of the underlying index in relation to the exercise price of the option, changes in the dividend rates of underlying securities, the actual or perceived volatility of the underlying index or security, and the time remaining until the expiration date. The premium received for an option written by the Fund is recorded as an asset of the Fund and its obligation under the option contract as a liability. The Fund then adjusts the liability over time as the market value of the option changes. The value of each written option will be marked to market daily.

The transaction costs of buying and selling options consist primarily of the bid-ask spread and commissions (which are imposed in opening, closing, exercise, and assignment transactions), and may include margin and interest costs. Transaction costs may be especially significant in option strategies calling for multiple purchases and sales of options, such as spreads or straddles. Transaction costs may be higher for transactions effected in foreign markets than for transactions effected in U.S. markets. Transaction costs associated with the Fund’s Option Strategy will vary depending on market circumstances and other factors. Transaction costs will decrease the amount of any gain or increase the amount of any loss the Fund realizes on an option.

Analytic will actively manage the Fund’s options positions using quantitative and statistical analysis that focuses on relative value and risk/return. Analytic will use its proprietary option valuation model to identify options it believes are overvalued and therefore offer relatively high premiums to the Fund. The Fund may substantially reduce its use of written call options when Analytic’s valuation model indicates a narrowing of options premiums in the marketplace.

The Fund intends to pursue the Option Strategy principally by writing (selling) call options on equity indexes. As the writer (seller) of an equity index call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the cash value of the index over the strike price upon exercise. If the purchaser exercises the index option sold by the Fund, the Fund would pay the purchaser the difference between the cash value of the index and the strike price. In effect, the Fund sells the potential appreciation in the value of the index above the strike price in exchange for the premium. The Fund may seek to close out (terminate) a call option it has written, by buying an offsetting option or, in the case of some over-the-counter options, agreeing with the purchaser to terminate the transaction prior to its expiration date. If the Fund terminates an option prior to its expiration, the Fund will have to make a cash payment equal to the value of the option (and may incur additional transaction costs). There can be no assurance that the Fund will be able to close out any particular option written by it at any time or at a favorable price.

Equity index options differ from options on individual securities in that (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the strike price of the option and (iii) index options reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single common stock. In addition, as described under "Tax-Advantaged Distributions and Strategies" above, 60% of the gains or losses from some (but not all) equity index call options are treated as long-term capital gains or losses for federal income tax purposes (with 40% being treated as short-term capital gains or losses), whereas all gains and losses from call options on individual securities are treated as short-term capital gains or losses (unless the option is actually exercised after the security, or any related “substantially similar” security or other property, is treated for federal income tax purposes as having been held by the Fund for more than a year). See “Tax Matters.”

Analytic may cause the Fund to sell call options on “broad-based” equity indexes, such as the Standard & Poor’s 500 Index, as well as on narrower market indexes or on indexes of securities of companies in a particular industry or sector, including (but not limited to) financial services, technology, pharmaceuticals and consumer products. An equity index assigns relative values to the securities included in the index (which change periodically), and the index fluctuates with changes in the market values of those securities. The Fund is not sponsored, endorsed, sold or promoted by any index sponsor and no index sponsor is making any representation regarding the advisability of investing in the Fund.

When using index options, Analytic will attempt to maintain for the Fund written call options positions on equity indexes whose price movements, taken in the aggregate, are closely correlated with the price movements of stocks and other securities held in the Fund’s equity portfolio. However, this strategy involves significant risk that the changes in value of the indexes underlying the Fund’s written index call options positions will not correlate closely with changes in the market value of securities held by the Fund. To the extent that there is a lack of correlation, movements in the indexes underlying the options positions may result in net losses to the Fund which exceed any gains received by the Fund from options premiums and any increase in value of the Fund’s portfolio securities. See “Risks—Options Risk.”

Generally, the Fund intends to write (sell) call options that are “at-the-money” (i.e., with a strike price equal to the current cash value of the underlying equity index or market price of the underlying equity security), but may also write call options which are “in-the-money” or “out-of-the-money” (i.e., with strike prices below (in-the-money) or above (out-of-the-money) the current cash value of the underlying equity index or market price of the underlying equity security). The Fund may write (sell) at-the-money and in-the-money call options to earn premiums as a defensive measure to protect against a possible decline in or volatility in the underlying index or equity security. Out-of-the-money options will generally generate premiums for the Fund and will also allow the Fund to potentially benefit from appreciation up to the strike price of the option written. The Fund does not generally intend to write (sell) call options with exercise prices well below or well above the current value of the underlying index or equity security. When the value of the equity index or individual security upon which a call option is written rises, a call option that was at- or out-of-the-money when written may become in-the-money, thereby increasing the likelihood that the option could be exercised and the Fund forced to pay the amount of appreciation above the strike price of the option upon exercise or to sell the underlying security.

The Fund intends to use listed/exchange-traded options contracts, but may use unlisted (or “over-the-counter”) options in unusual circumstances. Listed option contracts in the U.S. are originated and standardized by an independent entity called the Options Clearing Corporation (the “OCC”). Listed call options are currently traded on the American Stock Exchange, Chicago Board Options Exchange, International Securities Exchange, New York Stock Exchange, Pacific Stock Exchange, Philadelphia Stock Exchange and various other U.S. options exchanges, as well as on various foreign exchanges. Over-the-counter options are not originated and standardized by the OCC or any other exchange or clearinghouse, and are not listed and traded on an options exchange, and therefore involve increased liquidity, counterparty and other risks.

Conventional call options have expiration dates that can generally be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing. The call options the Fund intends to write (sell) may be either “European-style” options, which may be exercised only during a specified period of time just prior to the expiration date, or “American-style” options, which may be exercised at any time between the date of purchase and the expiration date.

Analytic does not intend to write uncovered call options on behalf of the Fund. The Fund will "cover” its written index call option positions by either segregating liquid assets in an amount equal to the contract value of the index or by entering into offsetting positions. The Fund’s written call options on individual securities will be "covered” because the Fund will hold the underlying security in its portfolio throughout the term of the option.

Analytic may also write options on exchange-traded funds ("ETFs”) and other similar instruments designed to correlate with the performance of an equity index or market segment.

In addition to the Option Strategy, the Fund may employ other derivatives strategies in an attempt to enhance the Fund’s investment returns, to hedge against market and other risks in the portfolio and/or to obtain market exposure with reduced transaction costs. The Fund may attempt to hedge against market declines or volatility in equity securities held in the Fund’s portfolio and on equity indexes by purchasing put options. Put options are contracts that give the holder of the option, in return for the payment of a premium, the right to sell to the writer (seller) of the option the security underlying the option or to receive a payment based on the value of an equity index at a specified exercise price at any time during the term of the option. The Fund may also pursue option strategies that include the sale (writing) of both put options and call options on equity securities in the Fund’s portfolio as well as the simultaneous purchase and sale of calls and puts, called spreads. All of these positions will be limited loss positions in which the maximum loss will be known and fixed at the time of investment. These strategies may produce a higher return than the Option Strategy, but involve a higher degree of risk and potential volatility.

Leverage
and Borrowings	Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities, borrow money or use reverse repurchase agreements or dollar rolls to add leverage to its portfolio, and will limit these forms of leverage, if used, to 30% of the Fund’s total assets (including the proceeds of the leverage) at the time utilized. The Fund may also enter into various derivative transactions that may in some circumstances produce effects similar to leverage. Leveraging is a speculative technique and there are special risks involved. There can be no assurance that the Fund will use a leveraging strategy or that any leveraging strategy the Fund employs will be successful. See “Risks—Leverage Risk.”

Investment Advisor

Old Mutual Capital, Inc. serves as the Investment Advisor of the Fund. Subject to the general supervision of the Fund’s board of trustees (the “Board” or the “Board of Trustees”), the Investment Advisor is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters. The Investment Advisor provides oversight with respect to the Fund's overall investment strategy in consultation with the Sub-Advisors.

The Investment Advisor will receive an annual fee from the Fund, calculated and paid monthly, in arrears, in an amount equal to [ ]% of the Fund’s average daily total managed assets. “Total managed assets” means the total assets of the Fund (including assets attributable to any preferred shares and borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings). See “Management of the Fund—Investment Advisor.”

Sub-Advisors

The Investment Advisor has retained its affiliates, TS&W and Analytic, to serve as the Fund’s Sub-Advisors.

TS&W has responsibility for the day-to-day management of the Fund's equity and income portfolio. TS&W is a Virginia limited liability company located at 6806 Paragon Place, Suite 300, Richmond, Virginia 23230. TS&W has provided investment management services to corporations, pension and profit sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals since 1970, and serves as investment advisor or sub-advisor to a number of open- and closed-end investment companies. TS&W had approximately $___ billion in assets under management as of __________, 2007.

Analytic has responsibility for the day-to-day implementation of the Fund's Option Strategy. Analytic is a California corporation located at 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071. Analytic was founded in 1970 as one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long-term investors. Analytic serves as investment advisor or sub-advisor to open-end and closed-end investment companies, pension and profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks and insurance companies. Analytic had approximately $___ billion in assets under management as of __________, 2007.

The Investment Advisor (and not the Fund) will pay a portion of the fees it receives from the Fund to the Sub-Advisors in return for their services.

Old Mutual Capital, Inc., TS&W and Analytic are each (direct or indirect) wholly-owned subsidiaries of Old Mutual (US) Holdings Inc., which uses the marketing name of Old Mutual Asset Management (“Old Mutual Asset Management”). Old Mutual Asset Management is a subsidiary of Old Mutual plc, a multi-national financial services firm headquartered in London and listed on the London Stock Exchange (Ticker: OML). In the aggregate, Old Mutual plc and its affiliates had approximately $____ billion in assets under management as of __________, 2007. Old Mutual plc is among the Global Fortune 300.

Distributions

Commencing with the Fund’s first dividend, the Fund intends to make quarterly cash distributions to the Fund’s common shareholders at a rate that reflects the past and projected performance of the Fund. The Fund expects to receive substantially all of its current income and gains from the following sources: (i) income from dividends received by the Fund that are paid on the common and preferred stocks and other equity securities held in the Fund’s portfolio, (ii) interest income received by the Fund from preferred securities, REITs and other debt securities held in the Fund's portfolio and (iii) capital gains (short-term and long-term) from net option premiums and the sale of portfolio securities.

Distributions may be variable, and the Fund’s distribution rate will depend on a number of factors, including the net earnings on the Fund’s portfolio investments and the rate at which such net earnings change as a result of changes in the timing of and rates at which the Fund receives income and gains from the sources described above. To permit the Fund to maintain more stable distributions, the Fund's distribution rates will be based, in part, on projections as to annual cash available for distribution and, therefore, the distributions paid by the Fund for any particular quarter may be more or less than the amount of cash available to the Fund for distribution for that quarterly period. In certain circumstances, the Fund may choose to sell portfolio securities to fund distributions.

The net investment income of the Fund consists of all income (other than net short-term and long-term capital gains) less all expenses of the Fund. The Fund’s quarterly distributions will be made from the Fund’s net investment income and net short-term gains from various sources, including: (i) dividend and interest income from the Fund's portfolio securities, (ii) net premiums (or a portion thereof) from options contracts and (iii) the sale of portfolio securities. The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. If required by the 1940 Act and other applicable laws, absent an exemption, a notice will accompany each quarterly distribution with respect to the estimated source (as between net income and gains) of the distribution made. (The Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually.) The tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until at or after the end of the year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s net investment income and net realized capital gains for the relevant year (including as reduced by any capital loss carry-forwards). For example, the Fund may distribute amounts early in the year that derive from short-term capital gains, but incur net short-term capital losses later in the year, thereby offsetting short-term capital gains out of which distributions have already been made by the Fund. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of your tax basis in your Common Shares, with any amounts exceeding such basis treated as gain from the sale of shares.

As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund’s dividend policy could change. Over time, the Fund will distribute all of its net investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute net realized long-term capital gains not previously distributed, if any.

The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund’s distributions and result in certain distributions being comprised more or less heavily than others of long-term capital gains eligible for favorable income tax rates.

During periods in which the Option Strategy does not generate sufficient option premiums or results in net losses, a substantial portion of the Fund’s distributions may be comprised of capital gains from the sale of equity securities held in the Fund’s portfolio, which would involve transaction costs borne by the Fund and may also result in realization of taxable short-term capital gains taxed at ordinary income tax rates (particularly during the initial year of the Fund’s operations when all of the Fund’s portfolio securities will have been held for less than one year). This may occur, for example, during periods of significant gains in the equity markets and/or where there is a lack of correlation between the Fund's written index call options and the price movements of stocks and other securities held in the Fund’s equity portfolio. Such a situation may prevent the Fund from achieving the high level of after-tax return it seeks pursuant to its investment objective. See "Tax Matters."

Your initial distribution is expected to be declared approximately 30 to 60 days, and paid approximately 90 days, from the completion of this offering, depending on market conditions. Unless you elect to receive distributions in cash, all of your distributions will be automatically reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan. See "Dividend Reinvestment Plan." Although it does not currently intend to do so, the Board of Trustees may change the Fund’s distribution policy and the amount or timing of distributions, based on a number of factors, including the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains.

Listing	The Fund has applied for listing of the Common Shares on the New York Stock Exchange, subject to notice of issuance, under the trading or “ticker” symbol “____.” See “Description of Shares.”

Administrator, Custodian
and Transfer Agent	_________________ will serve as the administrator of the Fund, the custodian of the Fund’s assets and the Fund’s transfer and dividend disbursement agent pursuant to various agreements between the Fund and ___________. See “Administrator, Custodian and Transfer Agent.”

Market Price of Shares

Shares of closed-end investment companies frequently trade at prices lower than net asset value, although during some periods shares have traded at prices equal to or higher than net asset value. The Fund cannot assure you that Common Shares will trade at a price equal to or higher than net asset value in the future. Net asset value will be reduced immediately following the offering by the sales load and the amount of offering expenses paid or reimbursed by the Fund. See “Use of Proceeds.” In addition to net asset value, market price may be affected by factors relating to the Fund such as dividend levels and stability (which will in turn be affected by levels of dividend and income payments by the Fund’s portfolio holdings, the timing and success of the Option Strategy, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), portfolio credit quality, liquidity, call protection, market supply and demand and similar factors relating to the Fund’s portfolio holdings. See “Risks,” “Description of Shares” and “Repurchase of Common Shares; Conversion to Open-End Fund” in this prospectus and “Repurchase of Common Shares; Conversion to Open-End Fund” in the Statement of Additional Information. The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading.

Special Risk Considerations

The following describes various principal risks of investing in the Fund. A more detailed description of these and other risks of investing in the Fund are described under “Risks” in this prospectus and under “Investment Objectives and Policies” in the Fund’s Statement of Additional Information.

No Prior History. The Fund is a newly organized, diversified, closed-end management investment company with no history of operations.

Market Discount Risk. As with any stock, the price of the Fund’s Common Shares will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. If you sell your Common Shares, you may receive more or less than your original investment. Net asset value will be reduced immediately following the initial offering by the sales load and by offering expenses paid or reimbursed by the Fund. The Fund’s Common Shares may trade at a price that is less than their initial offering price. This risk may be greater for investors who sell their shares relatively shortly after completion of the initial public offering. The Common Shares are designed for long-term investors and should not be treated as a vehicle for trading.

Equity Securities and Related Market Risk. The Fund will ordinarily have substantial exposure to common stocks and other equity securities in pursuing its investment objectives and policies. The market price of common stocks and other equity securities in which the Fund invests may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of equity securities may also decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Equity securities generally have greater price volatility than bonds and other debt securities.

Preferred Securities Risk. In addition to equity securities risk (see "--Equity Securities and Related Market Risk" above) and credit risk (see "--Credit Risk/High Yield Risk" below), investment in preferred stocks and other preferred securities involves certain other risks. Certain preferred securities contain provisions that allow an issuer under certain conditions to skip distributions (in the case of "non-cumulative" preferred securities) or defer distributions (in the case of "cumulative" preferred securities). If the Fund owns a preferred security that is deferring its distribution, the Fund may be required to report income for tax purposes despite the fact that it is not receiving current income from that security. Preferred securities often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer's call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities typically do not provide any voting rights, except in cases where dividends are in arrears for a specified time period. Preferred securities are subordinated to bonds and other debt securities in an issuer's capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred securities may trade, if at all, less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks and corporate debt securities.

Tax Risk. The Fund intends that a significant portion (but not all) of the equity index call options it writes pursuant to the Option Strategy will be subject to mark-to-market treatment, pursuant to which (i) gains or losses will be recognized based on the fair market value of the instruments on October 31 and December 31 (or, if disposed of, upon disposition), and (ii) 60% of the gains or losses from such equity index call options will be treated as long-term capital gains or losses and 40% will be treated as short-term capital gains or losses. However, other call option premiums received by the Fund will generally give rise to short-term capital gain (or loss) upon exercise, lapse or other disposition thereof. Short-term gains are not tax-advantaged because they are taxed at less favorable rates than long-term capital gains. Also, certain of the Fund’s call option writing activities may affect the character, timing and recognition of income and could cause the Fund to liquidate other investments in order to satisfy its distributions requirements. See “Tax Matters.”

It is also possible that some of the call options and other devices employed by the Fund may be considered under tax rules to substantially diminish the Fund's risk of loss in offsetting positions in "substantially similar or related" property, and thereby to give rise to “straddles” under the federal income tax rules. See "Tax Matters." If applicable, the straddle rules will require the Fund to defer certain losses on positions within a straddle and terminate or suspend the holding period for certain securities in which the Fund does not yet have a long-term holding period or has not yet satisfied the holding period required for qualified dividend income. If applied, these rules will reduce the amount of the Fund's dividend income eligible for treatment as qualifying dividend income taxable in the hands of individuals shareholders at favorable rates applicable to long-term capital gains, and would therefore diminish the Fund's ability to produce favorable after-tax returns.

For these and other reasons, the Fund cannot assure you as to any level of short-term or long-term capital gains distributions and cannot assure you as to any ratio of quarterly distributions to capital gain distributions that will be eligible for treatment as long-term capital gains in the hands of the shareholders. There also can be no assurance as to the percentage (if any) of the Fund’s distributions that will qualify for taxation to individual shareholders as qualified dividend income, and thus be eligible for taxation at favorable rates applicable to long-term capital gains.

Because the tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until at or after the end of the year, it is possible that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s net investment income and net realized capital gains for the relevant year (including as reduced by any capital loss carry-forwards). In such event, part of such distributions will be treated as a return of the shareholder's tax cost ("basis") in his or her shares; such a return of capital is not currently taxed but reduces that basis and thus increases the taxable gain (or reduces the taxable loss) on any subsequent sale of your Common Shares. Please see “Distributions” for a description of additional risks associated with the tax characterization of the Fund’s distributions to Common Shareholders.

Even if the Fund's dividends are potentially eligible to be treated as qualifying dividend income, they may not so qualify in the hands of Fund shareholders. In order for otherwise tax-advantaged dividends from the Fund received by individual shareholders to be taxable at long-term capital gain rates, a shareholder must hold his or her Common Shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Failure by a shareholder to satisfy the holding period requirements will cause Fund distributions that otherwise would qualify as tax-advantaged dividends to be taxable to the shareholder at ordinary income rates. See “Tax Matters.”

The Fund’s investment program and the tax treatment of Fund distributions may be affected by Internal Revenue Service (“IRS”) interpretations of the Code and future changes in tax laws and regulations, including changes resulting from the “sunset” provisions that currently apply to the favorable tax treatment of tax-advantaged dividends that would have the effect of repealing such favored treatment and reimposing higher tax rates applicable to ordinary income unless further legislative action is taken. The provisions of the Code applicable to tax-advantaged dividends are currently effective through 2010. Thereafter, higher tax rates will apply unless further legislative action is taken by Congress.

Fund Distributions Risk. The distributions shareholders receive from the Fund are based primarily on the dividends and income it earns from its equity and debt investments as well as the gains the Fund receives from writing options and selling portfolio securities, each of which can vary widely over the short and long term. The dividend income from the Fund’s investments in equity securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events affecting a specific industry or issuer, an issuer of equity securities held by the Fund may reduce the dividends paid on such securities. Dividends on securities are not fixed, but are declared at the discretion of an issuer's board of directors. There is no guarantee that the issuers of securities in which the Fund invests will declare dividends or that, if declared, they will remain at current levels or increase over time. If prevailing market interest rates decline, interest rates on debt instruments held by the Fund, and shareholders’ income from the Fund, would likely decline as well. Please see “Distributions” for a description of other risks associated with the level, timing and character of the Fund’s distributions.

Interest Rate Risk. Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa. Interest rate risk is the risk that the debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. During periods of declining interest rates, an issuer of debt securities may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. During periods of rising interest rates, the average life of certain types of securities may be extended due to slower than expected payments. This may lock in a below market yield, increase the security’s duration and reduce the security’s value. Rising interest rates may also have an adverse impact on the equity markets or particular equity securities. Because market interest rates are currently at relatively low levels, there is a greater risk that the Fund’s investments will decline in value as market interest rates rise. Any use of leverage by the Fund will tend to increase interest rate risk.

Credit Risk/High Yield Risk. Credit risk is the risk that one or more debt obligations, preferred securities or other investments in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer or the borrower experiences an actual or perceived decline in its financial status. The Fund may invest up to 25% of its total assets in securities that are of below investment grade quality, commonly referred to as “high yield” securities or “junk bonds.” The Fund's investments in high yield securities may comprise a portion of both the Fund's equity portfolio (e.g., certain below investment grade preferred stocks that pay tax-advantaged dividends) and the Fund's portfolio of other income-producing securities. These securities are predominantly speculative with respect to the issuer’s capacity to pay interest and to repay principal when due, and therefore involve a greater risk of default. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics. The prices of these lower grade securities generally are more volatile and sensitive to actual or perceived negative developments, such as a decline in the revenues of issuers or borrowers or a general economic downturn, than are the prices of higher grade securities. Because the Fund invests in below investment grade securities, TS&W's capabilities in analyzing credit quality and associated risks will be particularly important, and there can be no assurance that TS&W will be successful in this regard. As described under “Counterparty Risk,” the Fund also will have credit risk with respect to its counterparties to derivatives contracts and other investments of the Fund.

Real Estate Investment Trust ("REIT") Risk. REITs involve certain unique risks in addition to those of investing in the real estate industry in general. REITs are subject to interest rate risks (especially mortgage REITs) and the risk of non-payment or default by lessees or borrowers. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by the ability of the issuers of its portfolio mortgages to repay their obligations. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Mortgage REITs are also subject to prepayment risk—the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the REIT’s returns to the Fund or the value of the Fund’s investment in the REIT because the REIT may have to reinvest that money at lower prevailing interest rates.

Options Risk. There are various risks associated with the Fund's Option Strategy. The purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price when the option is exercised or on the expiration date. Therefore, as the writer of an index call option, the Fund forgoes the opportunity to profit from increases in the values of securities held by the Fund whose values may be correlated with the securities making up the index. However, the Fund has retained the risk of loss (net of premiums received) should the value of the Fund’s portfolio securities decline. Similarly, as the writer of a call option on an individual security held in the Fund’s portfolio, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security above the sum of the premium and the strike price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security decline. This combination of potentially limited appreciation and full depreciation over time, may lead to erosion in the value of the Fund's portfolio and the Fund's performance may be lower than it otherwise would have been if it did not use the Option Strategy.

The value of options written by the Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities, changes in interest rates, changes in the actual or perceived volatility of the stock markets and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.

There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In the case of index options, Analytic will attempt to maintain for the Fund written call options positions on equity indexes whose price movements, taken in the aggregate, are closely correlated with the price movements of securities held in the Fund’s equity portfolio. However, this strategy involves significant risk that the changes in value of the indexes underlying the Fund’s written call options positions will not correlate closely with changes in the market value of securities held by the Fund. To the extent that there is a lack of correlation, movements in the indexes underlying the options positions may result in net losses to the Fund (including at times when the market values of securities held by the Fund are declining) that exceed any gains received by the Fund from options premiums and any increase in value of the Fund’s portfolio securities. In these and other circumstances, the Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option, when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement Fund distributions. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns.

The exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting underlying securities, such as extraordinary dividends, stock splits, mergers, or other extraordinary distributions or events. A reduction in the exercise price of an option might reduce the Fund’s capital appreciation potential on underlying securities held by the Fund.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an options position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange clearinghouse may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist.

In addition, the hours of trading for options may not conform to the hours during which securities held by the Fund are traded. To the extent that the options markets close before the markets for underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. In addition, the Fund’s listed options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Analytic. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

The Fund’s use of purchased put options as a hedging strategy would involve certain risks similar to those of written call options, including, in the case of index put options, that the strategy may not work as intended due to a lack of correlation between changes in value of the index underlying the option and changes in the market value of the Fund’s portfolio securities. Further, a put option acquired by the Fund and not sold prior to expiration will expire worthless if the cash value of the index or market value of the underlying security at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option.

To the extent that the Fund utilizes unlisted (or "over-the-counter") options, the Fund's ability to terminate these options may be more limited than with exchange-traded options and may involve enhanced risk that counterparties participating in such transactions will not fulfill their obligations.

Other Derivatives Risk. In addition to options, the Fund may use a variety of derivative instruments (including both long and short positions) in an attempt to enhance the Fund’s investment returns or to hedge against market and other risks in the portfolio, including futures contracts, options on futures contracts, forward contracts and swap agreements. The Fund also may use derivatives to gain exposure to equity and other securities in which the Fund may invest (e.g., pending investment of the proceeds of this offering). Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, equity securities risk, issuer risk, interest rate risk, credit risk, leveraging risk, counterparty risk, management risk and, if applicable, smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The Fund may enter into derivatives transactions that may in certain circumstances produce effects similar to leverage and expose the Fund to related risks. See “Leverage Risk” below.

Counterparty Risk. The Fund will be subject to risk with respect to the counterparties to the derivative contracts purchased or sold by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in these circumstances.

Foreign (Non-U.S.) Investment Risk. The Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. To the extent that the Fund invests a significant portion of its assets in a particular foreign country or a concentrated geographic area (such as Europe or Asia), the Fund will generally have more exposure to regional economic risks associated with foreign investments. Also, adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. The Fund’s investments in or exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions (if utilized), that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk. Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based in or securities denominated in the currencies of emerging market countries. Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers noted above, but to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Smaller Company Risk. Although the Fund intends to focus its equity investments in companies with larger market capitalizations, it may invest in companies with small and medium market capitalizations. Companies with smaller market capitalizations may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of small capitalization companies.

Focused Investment Risk. Although the Fund has a policy not to concentrate investments in any particular industry, it may (consistent with that policy) invest up to 25% of its assets in any particular industry. To the extent that the Fund focuses its investments in a particular industry, the net asset value of the Fund will be more susceptible to events or factors affecting companies in that industry. These may include, but are not limited to, governmental regulation, inflation, rising interest rates, cost increases in raw materials, fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, increased costs associated with compliance with environmental or other regulation and other economic, market, political or other developments specific to that industry. Also, the Fund may have greater risk to the extent that it invests a substantial portion of its assets in companies in related industries, such as technology or financial and business services, which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of events and factors described above. The Fund will also be subject to focused investment risks to the extent that it invests a substantial portion of its assets in a small number of issuers or in a particular country or geographic region. See “Equity Securities and Related Market Risk” and “Foreign (Non-U.S.) Investment Risk.”

Leverage Risk. Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities, borrow money or use reverse repurchase agreements or dollar rolls to add leverage to its portfolio, and will limit these forms of leverage, if used, to 30% of the Fund’s total assets (including the proceeds of the leverage) at the time utilized. The Fund may also enter into derivatives transactions that may in some circumstances produce effects similar to leverage. The Fund manages some of its derivative positions by segregating cash or liquid securities equal to the face value of those positions. The Fund may also offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions (e.g., through offsetting positions), such transactions will be treated as senior securities representing indebtedness (“borrowings”) for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund’s borrowings would thereby exceed 33 1/3% of its total assets. See “Leverage and Borrowings.” In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged.

The Fund’s use of leverage would create the opportunity for increased Common Share net income but also would result in special risks for common shareholders. Leverage creates the likelihood of greater volatility of net asset value and market price of and distributions on Common Shares. There is no assurance that any leveraging strategies used by the Fund will be successful. Because the fees received by the Investment Advisor and the Sub-Advisors are based on the total managed assets of the Fund (including assets represented by any preferred shares and borrowings that may be outstanding), the Investment Advisor and the Sub-Advisors have a financial incentive for the Fund to issue preferred shares or use borrowings, which may create a conflict of interest between the Investment Advisor and the Sub-Advisors, on the one hand, and the Fund’s common shareholders, on the other hand.

Management Risk. The Fund is subject to management risk because its portfolio is actively managed. The Sub-Advisors and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. Management risk is particularly significant for the Fund because its investment program involves separate but related strategies managed by two different Sub-Advisors. For instance, implementation of the Option Strategy requires ongoing communication and coordination between separate advisory firms, TS&W and Analytic, regarding the Fund's portfolio holdings and related options that are used, which adds complexity to the overall management of the Fund and related risks.

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Liquidity Risk. The Fund may invest up to 20% of its total assets in illiquid securities (determined using the Securities and Exchange Commission’s standard applicable to open-end investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. Also, the Fund may not be able to readily dispose of illiquid securities when it would be beneficial at a favorable time or price or at prices approximating those at which the Fund currently values them.

Other Investment Companies Risk. The Fund may invest in securities of other open-or closed-end investment companies, including ETFs, to the extent that such investments are consistent with the Fund’s investment objectives and policies and permissible under the 1940 Act. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize financial leverage, in which case an investment would subject the Fund to additional risks associated with leverage. See “Leverage Risk” above.

Market Disruption and Geopolitical Risk. The war with Iraq, its aftermath and the continuing occupation of Iraq is likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the war and occupation and the potential costs of rebuilding the Iraqi infrastructure cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar future events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led to, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit, inflation and other factors relating to the Common Shares.

Certain Affiliations	Unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Anti-Takeover Provisions

The Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration”) includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. See “Anti-Takeover and Other Provisions in the Declaration of Trust.” These provisions in the Declaration could have the effect of depriving the common shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares or at net asset value.

SUMMARY OF FUND EXPENSES

     The following table shows Fund expenses as a percentage of net assets attributable to Common Shares.

Shareholder Transaction Expenses
Sales load (as a percentage of offering price)	4.50%
Offering costs borne by the Fund (as a percentage of offering price)	.20%(1)
Dividend Reinvestment Plan fees	None(2)

Percentage of Net
Assets
Attributable to
Annual Expenses	Common Shares
Management fees (3)	[ ]%
Other expenses(1)	[ ]%
Total annual expenses	[ ]%
____________________

(1) Based on an estimated offering size of $100 million, the total offering expenses associated with this offering are estimated to be approximately $ , in which case, the Fund would pay or reimburse offering expenses estimated at $ from the proceeds of the offering. These expenses will be borne by common shareholders and result in a reduction of the net asset value of the Common Shares. [Old Mutual, TS&W and Analytic] have agreed to pay (i) all of the Fund’s organizational costs and (ii) offering expenses of the Fund (other than the sales load, but including a $.00667 per Common Share partial reimbursement to the underwriters) in excess of $.04 per Common Share (.20% of the offering price), such amount to be allocated among [Old Mutual Capital, Inc., TS&W and Analytic] as agreed to by such parties. See “Underwriting.”

(2) You will pay brokerage charges if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account. You may also pay a pro rata share of brokerage commissions incurred in connection with open-market purchases pursuant to the Fund's Dividend Reinvestment Plan. See "Dividend Reinvestment Plan."

(3) Although the Fund's management fees are calculated based on total managed assets, the Fund's total managed assets are expected to be the same as its net assets because the Fund has no current intention to utilize leverage or borrowings that would cause its total managed assets to exceed its net assets.

     The purpose of the table above is to help you understand all fees and expenses that you, as a common shareholder, would bear directly or indirectly. The Other expenses shown in the table and related footnotes are based on estimated amounts for the Fund’s first year of operations and assume that the Fund issues approximately 5,000,000 Common Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to Common Shares.

     As required by relevant Securities and Exchange Commission regulations, the following example illustrates the expenses (including the sales load of $45.00 and estimated offering expenses of this offering of $2.00) that you would pay on a $1,000 investment in Common Shares, assuming the sales load and the offering expenses listed in the parenthetical above, and (a) total annual expenses of [ ]% in years one through ten, and (b) a 5% annual return(1):

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$	$	$	$
____________________

(1) The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated Other expenses set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

THE FUND

    The Fund is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund was organized as a Massachusetts business trust on June __, 2007, under the Declaration, which is governed by the laws of The Commonwealth of Massachusetts. The Fund has no operating history. The Fund’s principal office is located at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237, and its telephone number is (888) 744-5050.

USE OF PROCEEDS

    The net proceeds of the offering of Common Shares will be approximately $                     (or $                      if the underwriters exercise the overallotment option in full) after payment or reimbursement of the estimated offering costs and the sales load. The Fund will invest the net proceeds of the offering in accordance with its investment objective and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in securities and instruments that meet its investment objective and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the Sub-Advisors will invest the net proceeds in high-grade, short-term securities, or in other investment companies or derivative instruments designed to give the Fund exposure to the types of securities and markets in which the Fund ordinarily will invest while specific securities and instruments are selected. These may include, without limitation, equity index mutual funds and/or equity index futures contracts. During the period in which the Fund is investing the net proceeds of the offering, it may not be in a position to achieve its investment objective.

THE FUND’S INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

    The Fund's investment objective is to seek a high level of current income and total after-tax return, including tax-advantaged income and gains. The Fund will, under normal circumstances, invest at least 80% of its net assets (plus any borrowings for investment purposes) in common and preferred stocks that are eligible to pay dividends which, in the hands of individual Fund shareholders, qualify for federal income taxation at rates applicable to long-term capital gains. The Fund cannot assure you that it will achieve its investment objective.

    The Fund cannot change its investment objective without the approval of the holders of a “majority of the outstanding” voting shares of the Fund (which is currently expected to include only the Common Shares). A “majority of the outstanding” shares means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of those shares are present or represented by proxy or (ii) more than 50% of such shares, whichever is less.

Portfolio Management Strategies

    In pursuing its investment objective, the Fund will invest in a diversified portfolio of dividend-paying common stocks and preferred stocks using a value-based, larger capitalization investment approach which focuses on stocks that are eligible to pay tax-advantaged dividends as described below. In order to achieve higher levels of current income, the Fund will also invest a portion of its assets in other income-producing securities, including real estate investment trusts ("REITs"), high yield and other debt securities and certain other preferred securities that generate income that is not tax-advantaged. The Fund will also employ a strategy of writing (selling) call options on equity indexes (the “Option Strategy”).

    The balance of this section describes the principal strategies to be used by the Sub-Advisors in managing the Fund and pursuing its investment objective.

    Tax-Advantaged Distributions and Strategies. The Fund will seek to manage its investments and expenses so that a substantial portion of its distributions will be tax-advantaged. The Fund attempts to do so, in large part, by investing in common and preferred stocks that, under current federal income tax law, pay dividends that are taxed to individual shareholders who meet holding period and other requirements at long-term capital gain rates, which currently reach a maximum annual rate of 15%. For the Fund to receive tax-advantaged dividends, the Fund must hold stock paying an otherwise tax-advantaged dividend more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the associated 181-day period in the case of certain preferred stocks). In order for otherwise tax-advantaged dividends from the Fund received by individual shareholders to be taxable at long-term capital gain rates, the shareholder must hold his or her Common Shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. The provisions of the Code applicable to tax-advantaged dividends are effective through 2010. Thereafter, higher tax rates will apply unless further legislative action is taken by Congress. See "Tax Matters."

    In addition, the Fund expects that a significant portion of any gains realized from the Option Strategy will result in tax-advantaged distributions because many (but not all) of the index options written by the Fund are expected qualify as "section 1256 contracts" under the Code, with the result that 60% of the net gain or loss on such options will be treated as long-term capital gain or loss for federal income tax purposes (with 40% being treated as short-term capital gain or loss). In connection with this strategy, the Fund will attempt to limit the overlap between its equity holdings (and any subset thereof) and each index on which it has outstanding options positions to less than 70% on an ongoing basis to minimize the extent to which the Fund’s equity holdings and index options holdings are subject to the “straddle rules” under the Code, whose application could diminish the Fund's ability to produce tax-advantaged dividends. See "Tax Matters." The Fund will also attempt to increase the portion of its distributions that are tax-advantaged by allocating the Fund’s ordinary income and short-term gains first to pay ongoing fees and expenses of the Fund.

    The other income-producing securities in which the Fund will invest (as described below) will generate income taxable at ordinary income, rather than long-term capital gain, rates. Although the Fund seeks to reduce and defer potential federal income tax liabilities incurred by common shareholders in connection with their investment in the Fund, there can be no assurance that the Fund will be successful in this regard.

    Equity Securities and Selection Techniques. The Fund's equity portfolio will ordinarily consist of dividend-paying common stocks and preferred stocks, but may also include other types of equity securities, including depository receipts. The Fund will normally focus its equity investments on larger, more seasoned or established companies, but may invest in issuers of any size as measured by market capitalization, assets or sales. The Fund may also invest in equity securities that do not pay regular or frequent dividends.

    TS&W will pursue a relative value oriented philosophy in managing the Fund's equity portfolio, and intends to focus on higher dividend-paying common and preferred stocks that meet the Fund's investment criteria. Typically, TS&W seeks to invest in equity securities of companies that possess above-average financial characteristics in terms of balance sheet strength and profitability measures and also have above market average current yield, or price-to-earnings or price-to-book ratios that are below the long-term average for that issuer. TS&W's equity security selection process focuses primarily on bottom-up fundamental research within the context of overall top-down economic outlook. Through valuation analysis, TS&W seeks undervalued sectors, industries and companies. In conducting its assessment, TS&W uses tools and measures such as a dividend discount model, relative value screens and analysis of price-to-earnings ratios, price-to-book ratios and dividend yields. TS&W performs fundamental analysis on industries and companies to assess their potential attractiveness for investment. On behalf of the Fund, TS&W invests in securities of companies that it expects will benefit from economic trends and that are attractively valued relative to their fundamentals and to other companies in the market. Based on this equity security review process, TS&W will pursue the Fund's investment objective by selecting for investment, from the universe of all equity securities that meet the Fund's investment parameters, principally securities which TS&W believes will pay a relatively high level of tax-advantaged dividends and also provide the potential for capital appreciation. TS&W will reapply its investment process on a periodic basis and may make portfolio adjustments.

    TS&W will typically cause the Fund to sell equity securities when economic, valuation and/or fundamental criteria are no longer met; more attractive alternatives are found; or the price target of a particular security has been met. TS&W may also cause the Fund to sell an equity security in order to improve the Fund's current dividend yield. TS&W intends to cause the Fund to hold most equity securities in its portfolio for periods sufficient for the securities to qualify to pay tax-advantaged dividends, but reserves the flexibility to sell equity securities before the requisite holding period is satisfied based on its assessment of market conditions and other factors. See "Tax Matters."

    Income Securities and Selection Techniques. In order to achieve higher levels of current income, the Fund will also invest a portion of its assets in other income-producing securities, including REITs, high yield and other debt securities and certain other preferred securities, that generate income that is not tax-advantaged. The Fund's income portfolio will ordinarily represent up to 20% of the Fund's total assets.

    TS&W will structure the income portfolio consistent with the Fund’s investment objective. TS&W will select income-producing securities for the Fund based on a number of factors, including fundamental strength of the underlying issuer, relative value based on yield and credit rating, macroeconomic outlook, and portfolio risk management considerations. TS&W will analyze these and other factors to construct a diversified portfolio of income-producing securities for the Fund. It is expected that the weighted average effective duration of the Fund's income portfolio will ordinarily range from four to twelve years, although TS&W may determine to deviate from this duration parameter at any time or from time to time based on market conditions and other factors. Duration is a measure of the expected life of a debt instrument that is used to determine the sensitivity of the security’s price to a change in interest rates. The longer an instrument’s duration, the more sensitive it will be to changes in interest rates. For example, the market price of a bond with a duration of two years would be expected to decline 2% if interest rates were to rise 1%. Conversely, the market price of the same bond would be expected to increase 2% if interest rates were to fall 1%. The market price of a bond with a duration of one year would be expected to increase or to decline half as much as the market price of a bond with a two year duration. The maturity of a security measures only the time until final payment is due. Duration, on the other hand, takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate on a security is reset (in the case of variable rate securities).

    TS&W will cause the Fund to sell securities from its income portfolio when the investment team determines that the underlying securities fail to meet expectations due to fundamental deterioration or a poor risk/return profile, or if it determines that other income-producing securities have better relative values.

    Option Strategy. The Fund will employ the Option Strategy in an attempt to generate gains from option premiums, enhance distributions payable to the Fund’s shareholders and reduce overall portfolio risk. The Fund initially intends to write index call options with an aggregate net notional amount equal to approximately 50% of its net assets, although the extent of the Fund’s use of written call options may vary over time based, in part, on an assessment of market conditions, pricing of options, related risks, and other factors (such that it may range from 0% to 100% of net assets). For these purposes, the Fund treats options on indexes as being written on securities having an aggregate value equal to the face or notional amount of the index subject to the option. The Fund may also from time to time write call options on individual securities held in the Fund's equity portfolio.

    Call options are contracts representing the right to purchase either the current value of the underlying index or equity security at a specified price (the “strike price”) at a specified future date (the “expiration date”). The principal factors affecting the market value of an option typically include supply and demand, interest rates, the current market price of the underlying index in relation to the exercise price of the option, changes in the dividend rates of underlying securities, the actual or perceived volatility of the underlying index or security, and the time remaining until the expiration date. The premium received for an option written by the Fund is recorded as an asset of the Fund and its obligation under the option contract as a liability. The Fund then adjusts the liability over time as the market value of the option changes. The value of each written option will be marked to market daily.

    The transaction costs of buying and selling options consist primarily of the bid-ask spread and commissions (which are imposed in opening, closing, exercise, and assignment transactions), and may include margin and interest costs. Transaction costs may be especially significant in option strategies calling for multiple purchases and sales of options, such as spreads or straddles. Transaction costs may be higher for transactions effected in foreign markets than for transactions effected in U.S. markets. Transaction costs associated with the Fund’s Option Strategy will vary depending on market circumstances and other factors. Transaction costs will decrease the amount of any gain or increase the amount of any loss the Fund realizes on an option.

    Analytic will actively manage the Fund’s options positions using quantitative and statistical analysis that focuses on relative value and risk/return. Analytic will use its proprietary option valuation model to identify options it believes are overvalued and therefore offer relatively high premiums to the Fund. The Fund may substantially reduce its use of written call options when Analytic’s valuation model indicates a narrowing of options premiums in the marketplace.

    The Fund intends to pursue the Option Strategy principally by writing (selling) call options on equity indexes. As the writer (seller) of an equity index call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the cash value of the index over the strike price upon exercise. If the purchaser exercises the index option sold by the Fund, the Fund would pay the purchaser the difference between the cash value of the index and the strike price. In effect, the Fund sells the potential appreciation in the value of the index above the strike price in exchange for the premium. The Fund may seek to close out (terminate) a call option it has written, by buying an offsetting option or, in the case of some over-the-counter options, agreeing with the purchaser to terminate the transaction prior to its expiration date. If the Fund terminates an option prior to its expiration, the Fund will have to make a cash payment equal to the value of the option (and may incur additional transaction costs). There can be no assurance that the Fund will be able to close out any particular option written by it at any time or at a favorable price.

    Equity index options differ from options on individual securities in that (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the strike price of the option and (iii) index options reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single common stock. In addition, as described under "Tax-Advantaged Distributions and Strategies" above, 60% of the gains or losses from some (but not all) equity index call options are treated as long-term capital gains or losses for federal income tax purposes (with 40% being treated as short-term capital gains or losses), whereas all gains and losses from call options on individual securities are treated as short-term capital gains or losses (unless the option is actually exercised after the security, or any related “substantially similar” security or other property, is treated for federal income tax purposes as having been held by the Fund for more than a year). See “Tax Matters.”

    Analytic may cause the Fund to sell call options on “broad-based” equity indexes, such as the Standard & Poor’s 500 Index, as well as on narrower market indexes or on indexes of securities of companies in a particular industry or sector, including (but not limited to) financial services, technology, pharmaceuticals and consumer products. An equity index assigns relative values to the securities included in the index (which change periodically), and the index fluctuates with changes in the market values of those securities. The Fund is not sponsored, endorsed, sold or promoted by any index sponsor and no index sponsor is making any representation regarding the advisability of investing in the Fund.

    When using index options, Analytic will attempt to maintain for the Fund written call options positions on equity indexes whose price movements, taken in the aggregate, are closely correlated with the price movements of stocks and other securities held in the Fund’s equity portfolio. However, this strategy involves significant risk that the changes in value of the indexes underlying the Fund’s written index call options positions will not correlate closely with changes in the market value of securities held by the Fund. To the extent that there is a lack of correlation, movements in the indexes underlying the options positions may result in net losses to the Fund which exceed any gains received by the Fund from options premiums and any increase in value of the Fund’s portfolio securities. See “Risks—Options Risk.”

    Generally, the Fund intends to write (sell) call options that are “at-the-money” (i.e., with a strike price equal to the current cash value of the underlying equity index or market price of the underlying equity security), but may also write call options which are “in-the-money” or “out-of-the-money” (i.e., with strike prices below (in-the-money) or above (out-of-the-money) the current cash value of the underlying equity index or market price of the underlying equity security). The Fund may write (sell) at-the-money and in-the-money call options to earn premiums as a defensive measure to protect against a possible decline in or volatility in the underlying index or equity security. Out-of-the-money options will generally generate premiums for the Fund and will also allow the Fund to potentially benefit from appreciation up to the strike price of the option written. The Fund does not generally intend to write (sell) call options with exercise prices well below or well above the current value of the underlying index or equity security. When the value of the equity index or individual security upon which a call option is written rises, a call option that was at- or out-of-the-money when written may become in-the-money, thereby increasing the likelihood that the option could be exercised and the Fund forced to pay the amount of appreciation above the strike price of the option upon exercise or to sell the underlying security.

    The Fund intends to use listed/exchange-traded options contracts, but may use unlisted (or “over-the-counter”) options in unusual circumstances. Listed option contracts in the U.S. are originated and standardized by an independent entity called the Options Clearing Corporation (the “OCC”). Listed call options are currently traded on the American Stock Exchange, Chicago Board Options Exchange, International Securities Exchange, New York Stock Exchange, Pacific Stock Exchange, Philadelphia Stock Exchange and various other U.S. options exchanges, as well as on various foreign exchanges. Over-the-counter options are not originated and standardized by the OCC or any other exchange or clearinghouse, and are not listed and traded on an options exchange, and therefore involve increased liquidity, counterparty and other risks.

    Conventional call options have expiration dates that can generally be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing. The call options the Fund intends to write (sell) may be either “European-style” options, which may be exercised only during a specified period of time just prior to the expiration date, or “American-style” options, which may be exercised at any time between the date of purchase and the expiration date.

    Analytic does not intend to write uncovered call options on behalf of the Fund. The Fund will "cover” its written index call option positions by either segregating liquid assets in an amount equal to the contract value of the index or by entering into offsetting positions. The Fund’s written call options on individual securities will be "covered” because the Fund will hold the underlying security in its portfolio throughout the term of the option.

    Analytic may also write options on exchange-traded funds ("ETFs”) and other similar instruments designed to correlate with the performance of an equity index or market segment.

    Other Derivative Strategies. In addition to the Option Strategy, the Fund may employ other derivatives strategies in an attempt to enhance the Fund’s investment returns, to hedge against market and other risks in the portfolio and/or to obtain market exposure with reduced transaction costs. The Fund may attempt to hedge against market declines or volatility in equity securities held in the Fund’s portfolio and on equity indexes by purchasing put options. Put options are contracts that give the holder of the option, in return for the payment of a premium, the right to sell to the writer (seller) of the option the security underlying the option or to receive a payment based on the value of an equity index at a specified exercise price at any time during the term of the option. The Fund may also pursue option strategies that include the sale (writing) of both put options and call options on equity securities in the Fund’s portfolio as well as the simultaneous purchase and sale of calls and puts, called spreads. All of these positions will be limited loss positions in which the maximum loss will be known and fixed at the time of investment. These strategies may produce a higher return than the Option Strategy, but involve a higher degree of risk and potential volatility.

    Temporary Defensive Strategies. Upon the Investment Advisor's or a Sub-Advisor’s recommendation, for temporary defensive purposes and in order to keep its cash fully invested, including during the period in which the net proceeds of this offering are being invested, the Fund may deviate from its principal strategies by investing some or all of its total assets in investments such as high grade debt securities, including high quality, short-term debt securities, and cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

    Portfolio Turnover. Although the Fund will generally attempt to minimize its portfolio turnover in pursuit of its tax-advantaged strategies, the Fund may engage in active and frequent trading of its portfolio securities, particularly during periods of volatile market movements. The Fund’s portfolio turnover rate will increase to the extent that the Fund is required to sell portfolio securities to satisfy its obligations under the Option Strategy, or to realize additional gains to be distributed to shareholders. In addition, the use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. Portfolio turnover involves expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These sales may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns to Fund shareholders. Please see “Investment Objectives and Policies—Portfolio Trading and Turnover Rate” in the Statement of Additional Information.

Portfolio Composition

    The following provides additional information about the types of securities and other instruments in which the Fund will or may ordinarily invest. A more detailed discussion of these and other instruments and investment techniques that the Fund may use is provided under “Investment Objectives and Policies” in the Statement of Additional Information.

    Common Stocks and Other Equity Securities. The Fund will ordinarily have substantial exposure to common stocks and preferred stocks (which are described in more detail below). The Fund will normally focus its equity investments on larger, more seasoned or established companies, but may invest in issuers of any size as measured by market capitalization, assets or sales. The Fund may invest in equity securities of issuers in any industry or sector. The Fund may also invest in or hold other types of equity securities, principally preferred stocks (which are described in more detail below), as well as depository receipts, rights, warrants and convertible securities, including in circumstances where these securities are distributed to the Fund as part of a general distribution to holders of a common stock in the Fund’s portfolio.

    Although common stocks and other equity securities have historically generated higher average returns than debt securities over the long term, they also have experienced significantly more volatility in those returns and in certain years have significantly underperformed relative to debt securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, prices of common stocks and other equity securities are sensitive to general movements in the equity markets and a drop in those markets may depress the prices of the equity securities held by the Fund. The prices of equity securities fluctuate for many different reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market or when political or economic events affecting the issuer occur. In addition, prices of equity securities may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

    The Fund may invest in common stocks and other equity securities that are unlisted or trade in “over-the-counter” markets. Unlike securities exchanges, an over-the-counter market is not a centralized facility that limits trading activity to securities of companies that initially satisfied particular standards. The volume of trading in an unlisted or over-the-counter equity security is usually less than the volume of trading in a comparable listed security. Due to potentially limited market liquidity of over-the-counter securities, the Fund may be unable to dispose of such a security except at a discount from recent prices or in small lots over an extended period of time.

     Preferred Securities. The Fund may invest preferred stocks that are eligible to pay tax-advantaged dividends, as well as in other types of preferred securities, such as trust preferred securities, convertible preferred securities and real estate investment trust preferred securities, which may pay fully taxable dividends (collectively, “preferred securities”). Preferred securities represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Unlike common stocks, preferred stocks usually do not have voting rights. Preferred stocks in some instances are convertible into common stock. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in the company. Some preferred stocks offer a fixed rate of return with no maturity date. Because they never mature, these preferred stocks act like long-term bonds, can be more volatile than other types of preferred stocks and may have heightened sensitivity to changes in interest rates. Other preferred stocks have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks.

     Although they are equity securities, preferred securities have certain characteristics of both debt securities and common stock. They are like debt securities in that their promised income is generally contractually fixed. They are like common stocks in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Because preferred securities represent an equity ownership interest in a company, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company’s financial condition or prospects, or to fluctuations in the equity markets.

     In order to be payable, dividends on preferred securities must be declared by the issuer’s board of directors. In addition, distributions on preferred securities may be subject to deferral and thus may not be automatically payable. Income payments on some preferred securities are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors of the issuer or otherwise made payable. Other preferred securities are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred securities in which the Fund invests will be declared or otherwise made payable.

     Preferred securities have a liquidation value that generally equals their original purchase price at the date of issuance. The market values of preferred securities may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates or the characterization of dividends as tax-advantaged. Many of the preferred securities in which the Fund invests will not pay tax-advantaged dividends. See "Tax Matters."

     Because the claim on an issuer’s earnings represented by preferred securities may become disproportionately large when interest rates fall below the rate payable on the securities or for other reasons, the issuer may redeem preferred securities, generally after an initial period of call protection in which the security is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend-paying preferred securities may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

     Real Estate Investment Trusts ("REITs"). The Fund may invest significantly in REITS as part of the income-producing portion of its portfolio. REITs primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

     Call and Put Options. As described above, the Fund will employ the Option Strategy in an attempt to generate gains from option premiums, enhance distributions payable to the Fund’s shareholders and reduce overall portfolio risk. The Fund initially intends to write index call options with an aggregate net notional amount equal to approximately 50% of its net assets, although the extent of the Fund’s use of written call options may vary over time based, in part, on an assessment of market conditions, pricing of options, related risks, and other factors (such that it may range from 0% to 100% of net assets). For these purposes, the Fund treats options on indexes as being written on securities having an aggregate value equal to the face or notional amount of the index subject to the option. The Fund may also from time to time write call options on individual securities held in the Fund's equity portfolio. Please see “Portfolio Management Strategies—Option Strategy” above for a description of the call options to be used by the Fund under the Option Strategy.

     In addition to writing call options, the Fund may also purchase put options on equity indexes and individual securities. As the purchaser of a put option, the Fund, in exchange for a premium, would have the right to receive a cash payment from the seller of the option in the event the value of the underlying index or security is below the exercise price of the put option upon its exercise. The Fund would ordinarily realize a gain if (i) at the time of exercise, the value of the relevant index or security decreased below the exercise price of the put option to more than cover the premium and transaction costs borne by the Fund or (ii) the Fund sells the put option prior to its expiration at a price that is higher than its cost. The Fund may purchase put options in an attempt to hedge against market declines in or volatility in equity securities held in the Fund’s portfolio. If the Fund purchases put options that are “out-of-the-money” (i.e., where the exercise price is less than the value of the index or security), the Fund will not be fully covered against any market decline. A put option acquired by the Fund and not sold prior to expiration will expire worthless if the price of the index or security at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option.

Also, a purchased index put option may not work as intended due to a lack of correlation between changes in value of an index and changes in the market value of the equity securities held by the Fund. See “Risks—Options Risk.”

     The Fund may also employ other strategies involving options contracts, which are described under “Investment Objectives and Policies—Derivative Instruments” in the Statement of Additional Information.

     Other Derivative Instruments. In addition to options contracts, the Fund may use a variety of other derivative instruments (including both long and short positions) for hedging or risk management purposes or as part of its investment strategies, including futures contracts, options on futures contracts, forward contracts and swap agreements. The Fund also may use derivatives to gain exposure to equity and other securities in which the Fund may invest (e.g., pending investment of the proceeds of this offering). Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of any underlying asset, reference rate or index, and may relate to, among others, individual securities, interest rates, currencies and related indexes. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. See “Risks—Other Derivatives Risk.” Please see “Investment Objectives and Policies—Other Derivative Instruments” in the Statement of Additional Information for additional information about these and other derivative instruments that the Fund may use and the risks associated with such instruments.

     The Fund may enter into derivatives transactions that may in certain circumstances produce effects similar to leverage and expose the Fund to related risks. See “Risks—Leverage Risk.”

     High Yield Securities. The Fund may strategically invest up to 25% of its total assets in debt or preferred securities that are, at the time of purchase, rated below investment grade (below Baa3 by Moody's or below BBB- by S&P), or unrated securities judged by TS&W to be of comparable quality. Below investment grade securities are sometimes referred to as “high yield” securities or “junk bonds.” The Fund's investments in high yield securities may comprise a portion of both the Fund's equity portfolio (e.g., certain below investment grade preferred stocks that pay tax-advantaged dividends) and the Fund's portfolio of other income-producing securities. Investing in high yield securities involves greater risks (in particular, greater risk of default) and special risks in addition to the risks associated with investments in investment grade obligations. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They also may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies.

     The market values of high yield securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which tend to react mainly to fluctuations in the general level of interest rates. In addition, lower-quality securities tend to be more sensitive to economic conditions.

     Credit Ratings and Unrated Securities. Rating agencies are private services that provide ratings of the credit quality of debt obligations, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to debt obligations by Moody’s and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The ratings of a security may change over time. Rating agencies such as Moody’s and S&P monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, instruments held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held.

     The Fund may purchase unrated securities (which are not rated by a rating agency). Unrated securities may be less liquid than comparable rated securities and involve the risk that TS&W may not accurately evaluate the security’s comparative credit rating. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher-quality obligations.

      Corporate Bonds. The Fund may invest in a wide variety of bonds of varying maturities issued by U.S. and foreign corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date.

     Mortgage-Related and Other Asset-Backed Securities. In addition to REITs, the Fund may invest in other mortgage-related securities, including debt instruments that provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property or from refinancing or foreclosure, net of fees or costs that may be incurred. The Fund may invest in commercial mortgage-related securities issued by corporations. These are securities that represent an interest in, or are secured by, mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals, and senior living centers. They may pay fixed or adjustable rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure. Commercial properties themselves tend to be unique and difficult to value. Commercial mortgage loans tend to have shorter maturities than residential mortgage loans, and may not be fully amortizing, meaning that they may have a significant principal balance, or “balloon” payment, due on maturity. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. Other mortgage-related securities in which the Fund may invest include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), mortgage dollar rolls, CMO residuals (other than residual interests in real estate mortgage investment conduits), stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund may invest in other types of asset-backed securities that are offered in the marketplace from time to time.

     U.S. Government Securities. The Fund may invest in U.S. Government securities, which are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S. Government securities include a variety of securities that differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury.

     Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

     Bank Obligations. The Fund may invest in bank obligations, including certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation.

     Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities. Zero-coupon bonds pay interest only at maturity rather than at intervals during the life of the security. Like zero-coupon bonds, “step up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities (“PIKs”) are debt obligations that pay “interest” in the form of other debt obligations, instead of in cash. Each of these instruments is normally issued and traded at a deep discount from face value. Zero-coupon bonds, step-ups and PIKs allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

     Variable and Floating Rate Securities. Variable or floating rate securities are securities that pay interest at rates which adjust whenever a specified interest rate changes, float at a fixed margin above a generally recognized base lending rate and/or reset or are redetermined (e.g., pursuant to an auction) on specified dates (such as the last day of a month or calendar quarter). These instruments may include, without limitation, variable rate preferred stock, bank loans, money market instruments and certain types of mortgage-backed and other asset-backed securities. Due to their variable or floating rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable or floating rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a floating rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality.

      Structured Notes and Related Instruments. The Fund may invest in structured notes and other related instruments for investment or risk management purposes. Structured notes are privately negotiated debt obligations for which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index/asset”). These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments on the notes that are more or less than the stated coupon interest payments.

     The Fund also may invest in structured notes with respect to selected securities, an index of securities, specified interest rates or the differential performance of two assets or markets. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index/asset while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index/asset and the effect of changes in the embedded index/asset on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier would involve leverage that would magnify the potential for gain and the risk of loss.

     Structured instruments may be less liquid than other debt securities. The market price of structured instruments may be more volatile than other debt securities. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. Like other sophisticated strategies, the Fund’s use of structured instruments may not work as intended. If the value of the embedded index changes in a manner other than that expected, principal and/or interest payments received on the structured instrument may be substantially less than expected.

     Loan Participations and Assignments. The Fund may invest in fixed- and floating-rate loans issued by banks and other corporations, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve credit risk, interest rate risk, liquidity risk and the risks of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

      Municipal Bonds. The Fund may invest in municipal bonds, which are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Like other debt obligations, municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. The types of municipal bonds in which the Fund may invest include municipal lease obligations. The Fund also may invest in securities issued by entities whose underlying assets are municipal bonds.

     Convertible Securities. The Fund may invest in convertible securities, which are debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both debt securities and equity securities. Although to a lesser extent than with debt obligations, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar credit quality because of the potential for capital appreciation. A convertible security, in addition to providing current income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.

     The Fund may also invest in "synthetic" convertible securities, which differ from convertible securities in certain respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible security is the sum of the values of its debt component and its convertibility component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

     Foreign (Non-U.S.) Investments and Currencies. The Fund may invest without limit in securities of non-U.S. issuers that trade on U.S. securities markets, such as American Depository Receipts (“ADRs”). Up to 30% of the Fund's total assets may be invested in other non-U.S. equity and debt securities, including securities of issuers that are organized or headquartered in developing or "emerging market" countries.

     ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States.

     The Fund may also invest in European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). EDRs are foreign currency-denominated receipts similar to ADRs, which are issued and traded in Europe and are publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries.

     The U.S. dollar-denominated foreign securities in which the Fund may invest include Eurodollar obligations and “Yankee Dollar” obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

     The Fund also may invest in sovereign debt issued by foreign governments, their agencies or instrumentalities, or other government-related entities. As a holder of sovereign debt, the Fund may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there are generally no bankruptcy proceedings similar to those in the United States by which defaulted sovereign debt may be collected. The Fund also may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Any Brady Bonds acquired by the Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to realize a loss of interest or principal on any of its portfolio holdings.

     The Fund may (but is not required to) engage in a variety of transactions involving foreign currencies in order to hedge against foreign currency risk, to increase exposure to a foreign currency, or to shift exposure to foreign currency fluctuations from one currency to another. For instance, the Fund may purchase foreign currencies on a spot (cash) basis and enter into forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies and futures. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time when that would be beneficial. Although the Sub-Advisors has the flexibility to engage in such transactions, it may determine not to do so or to do so only in unusual circumstances or market conditions. Also, these transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.

     Please see “Investment Objective and Policies—Foreign (Non-U.S.) Securities; Emerging Market Securities; and Foreign Currency Transactions” in the Statement of Additional Information for a more detailed description of the types of foreign investments and foreign currency transactions in which the Fund may invest and their related risks.

     Rule 144A Securities. Rule 144A under the Securities Act provides a non-exclusive safe harbor exemption from the registration requirements of the Act for the resale of certain “restricted” securities to certain qualified institutional buyers, such as the Fund. Rule 144A Securities may be deemed illiquid, although the Fund may determine that certain Rule 144A Securities are liquid in accordance with procedures adopted by the Board of Trustees.

     Warrants. The Fund may invest in warrants, which are securities that give the holder the right, but not the obligation, to subscribe for equity securities of the issuing company or a related company at a specified price either on a certain date or during a specified period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do no represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

     Equity-Linked Securities. The Fund may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that the Fund invests in equity-linked securities whose return corresponds to the performance of a non-U.S. securities index or one or more non-U.S. stocks, investing in equity-linked securities will involve risks similar to the risks of investing in non-U.S. securities. In addition, the Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments. See “The Fund’s Investment Objective and Strategies—Portfolio Contents and Other Information—Derivative Instruments” above. Equity-linked securities may be considered to be illiquid securities.

     When-Issued, Delayed Delivery and Forward Commitment Transactions. The Fund may purchase securities on a when-issued basis, may purchase and sell securities for delayed delivery and may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of financial leverage and increase the Fund’s overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated to cover these positions.

     Short Sales. A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. The Fund may use short sales for investment or hedging and risk management purposes. When the Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund may have to pay a fee to borrow particular securities and would often be obligated to pay over any payments received on such borrowed securities. If the Fund is required to pay over any dividends received by the Fund pursuant to a short sale, such dividends will not be treated as qualified dividend income eligible for favorable tax treatment. See “Tax Matters.” The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the lender, which is usually a broker-dealer, and/or with the Fund’s custodian. The Fund may not receive any payments (including interest) on its collateral. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund may engage in so-called “naked” short sales where it does not own or have the immediate right to acquire the security sold short at no additional cost; in which case, the Fund’s losses theoretically could be unlimited.

     Other Investment Companies. The Fund may invest in securities of other open- or closed-end investment companies, including ETFs, to the extent that such investments are consistent with the Fund’s investment objectives and policies and permissible under the 1940 Act. The Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash (such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares) or when TS&W believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by the Investment Advisor, the Sub-Advisors or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may be leveraged, in which case the net asset value and/or market value of the investment company’s shares will be more volatile than unleveraged investments. See “Risks—Leverage Risk.”

     Repurchase Agreements. The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

     Reverse Repurchase Agreements and Dollar Rolls. In a reverse repurchase agreement, the Fund would sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed future date and price. A dollar roll is similar to a reverse repurchase agreement except that the counterparty with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund but only securities which are “substantially identical.” Generally, the effect of a reverse repurchase agreement or dollar roll transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the agreement and still be entitled to the returns associated with those portfolio securities. Therefore, these transactions would represent a form of borrowing by the Fund. Such transactions may be advantageous if the interest cost to the Fund of the reverse repurchase or dollar roll transaction is less than the returns the Fund obtains on investments purchased with the cash.

      To the extent that the Fund does not cover its positions in reverse repurchase agreements and dollar rolls (by segregating liquid assets at least equal in amount to the forward purchase commitment), its obligations under reverse repurchase agreements or dollar rolls will be subject to the Fund’s limitations on borrowings. In addition, the Fund has a policy to limit its use of reverse repurchase agreements and dollar rolls and certain other forms of leverage to 30% of the Fund’s total assets (including the proceeds of leverage) at the time utilized. See “Leverage and Borrowings.” The Fund’s investments in reverse repurchase agreements and dollar rolls are subject to the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

      Lending of Portfolio Securities. For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies—Lending of Portfolio Securities” in the Statement of Additional Information for details. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned. The Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to the party arranging the loan.

LEVERAGE AND BORROWINGS

      Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities, borrow money or use reverse repurchase agreements or dollar rolls to add leverage to its portfolio, and will limit these forms of leverage, if used, to 30% of the Fund’s total assets (including the proceeds of the leverage) at the time utilized. The Fund may also enter into derivative transactions that may in certain circumstances produce effects similar to leverage. To the extent that the Fund uses leverage, it would seek to obtain a higher return for shareholders than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved, including the risk of increased volatility of the Fund’s investment portfolio and potentially larger losses than if the strategies were not used.

     If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, any leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using certain forms of leverage, the fees paid to the Investment Advisor and the Sub-Advisors will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total managed assets, including any preferred shares and borrowings that may be outstanding. Thus, the Investment Advisor and the Sub-Advisors have a financial incentive for the Fund to utilize certain forms of leverage, which may result in a conflict of interest between the Investment Advisor and the Sub-Advisors, on the one hand, and the Common Shareholders, on the other hand. Fees and expenses paid by the Fund are borne entirely by the Common Shareholders. These include costs associated with any preferred shares, borrowings or other forms of leverage utilized by the Fund.

     Under the 1940 Act, the Fund generally is not permitted to have outstanding senior securities representing indebtedness (“borrowings”) (including through the use of reverse repurchase agreements, dollar rolls, futures contracts, loans of portfolio securities, swap contracts and other derivatives, as well as when-issued, delayed delivery or forward commitment transactions, to the extent that these instruments constitute senior securities) unless immediately after the financing giving rise to the borrowing, the value of the Fund’s total assets less liabilities (other than such borrowings) is at least 300% of the principal amount of such borrowing (i.e., the principal amount may not exceed 33 1/3% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than borrowings, is at least 300% of such principal amount. If the Fund enters into these transactions, it intends, to the extent possible, to prepay all or a portion of the principal amount due to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle holders of any senior securities of the Fund to elect a majority of the Trustees of the Fund. Derivative instruments used by the Fund will not constitute senior securities (and will not be subject to the Fund’s limitations on borrowings) to the extent that the Fund segregates liquid assets at least equal in amount to its obligations under the instruments, or enters into offsetting transactions or owns positions covering its obligations. For instance, the Fund may cover its position as the writer of a call option by segregating liquid assets at least equal in amount to its obligation under the contract.

      The Fund may borrow money to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of the Fund’s securities.

RISKS

      The net asset value and market price of the Common Shares will fluctuate and be affected by a number of risks which are summarized below. Please see “Investment Objectives and Policies” in the Statement of Additional Information for a further description of these and other risks associated with an investment in the Fund.

No Prior History

The Fund is a newly organized, diversified, closed-end management investment company with no history of operations.

Market Discount Risk

As with any stock, the price of the Fund’s Common Shares will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. If you sell your Common Shares, you may receive more or less than your original investment. Net asset value will be reduced immediately following the initial offering by the sales load and by offering expenses paid or reimbursed by the Fund. The Fund’s Common Shares may trade at a price that is less than their initial offering price. This risk may be greater for investors who sell their shares relatively shortly after completion of the initial public offering. The Common Shares are designed for long-term investors and should not be treated as a vehicle for trading.

Equity Securities and Related Market Risk

The Fund will ordinarily have substantial exposure to common stocks and other equity securities in pursuing its investment objectives and policies. The market price of common stocks and other equity securities in which the Fund invests may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of equity securities may also decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Equity securities generally have greater price volatility than bonds and other debt securities.

Preferred Securities Risk

In addition to equity securities risk (see "--Equity Securities and Related Market Risk" above) and credit risk (see "--Credit Risk/High Yield Risk" below), investment in preferred stocks and other preferred securities involves certain other risks. Certain preferred securities contain provisions that allow an issuer under certain conditions to skip distributions (in the case of "non-cumulative" preferred securities) or defer distributions (in the case of "cumulative" preferred securities). If the Fund owns a preferred security that is deferring its distribution, the Fund may be required to report income for tax purposes despite the fact that it is not receiving current income from that security. Preferred securities often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer's call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities typically do not provide any voting rights, except in cases where dividends are in arrears for a specified time period. Preferred securities are subordinated to bonds and other debt securities in an issuer's capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred securities may trade, if at all, less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks and corporate debt securities.

Tax Risk

The Fund intends that a significant portion (but not all) of the equity index call options it writes pursuant to the Option Strategy will be subject to mark-to-market treatment, pursuant to which (i) gains or losses will be recognized based on the fair market value of the instruments on October 31 and December 31 (or, if disposed of, upon disposition), and (ii) 60% of the gains or losses from such equity index call options will be treated as long-term capital gains or losses and 40% will be treated as short-term capital gains or losses. However, other call option premiums received by the Fund will generally give rise to short-term capital gain (or loss) upon exercise, lapse or other disposition thereof. Short-term gains are not tax-advantaged because they are taxed at less favorable rates than long-term capital gains. Also, certain of the Fund’s call option writing activities may affect the character, timing and recognition of income and could cause the Fund to liquidate other investments in order to satisfy its distributions requirements. See “Tax Matters.”

It is also possible that some of the call options and other devices employed by the Fund may be considered under tax rules to substantially diminish the Fund's risk of loss in offsetting positions in "substantially similar or related" property, and thereby to give rise to “straddles” under the federal income tax rules. See "Tax Matters." If applicable, the straddle rules will require the Fund to defer certain losses on positions within a straddle and terminate or suspend the holding period for certain securities in which the Fund does not yet have a long-term holding period or has not yet satisfied the holding period required for qualified dividend income. If applied, these rules will reduce the amount of the Fund's dividend income eligible for treatment as qualifying dividend income taxable in the hands of individuals shareholders at favorable rates applicable to long-term capital gains, and would therefore diminish the Fund's ability to produce favorable after-tax returns.

For these and other reasons, the Fund cannot assure you as to any level of short-term or long-term capital gains distributions and cannot assure you as to any ratio of quarterly distributions to capital gain distributions that will be eligible for treatment as long-term capital gains in the hands of the shareholders. There also can be no assurance as to the percentage (if any) of the Fund’s distributions that will qualify for taxation to individual shareholders as qualified dividend income, and thus be eligible for taxation at favorable rates applicable to long-term capital gains.

Because the tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until at or after the end of the year, it is possible that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s net investment income and net realized capital gains for the relevant year (including as reduced by any capital loss carry-forwards). In such event, part of such distributions will be treated as a return of the shareholder's tax cost ("basis") in his or her shares; such a return of capital is not currently taxed but reduces that basis and thus increase the taxable gain (or reduces the taxable loss) on any subsequent sale of your Common Shares. Please see “Distributions” for a description of additional risks associated with the tax characterization of the Fund’s distributions to Common Shareholders.

Even if the Fund's dividends are potentially eligible to be treated as qualifying dividend income, they may not so qualify in the hands of Fund shareholders. In order for otherwise tax-advantaged dividends from the Fund received by individual shareholders to be taxable at long-term capital gain rates, a shareholder must hold his or her Common Shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Failure by a shareholder to satisfy the holding period requirements will cause Fund distributions that otherwise would qualify as tax-advantaged dividends to be taxable to the shareholder at ordinary income rates. See “Tax Matters.”

The Fund’s investment program and the tax treatment of Fund distributions may be affected by Internal Revenue Service (“IRS”) interpretations of the Code and future changes in tax laws and regulations, including changes resulting from the “sunset” provisions that currently apply to the favorable tax treatment of tax-advantaged dividends that would have the effect of repealing such favored treatment and reimposing higher tax rates applicable to ordinary income unless further legislative action is taken. The provisions of the Code applicable to tax-advantaged dividends are currently effective through 2010. Thereafter, higher tax rates will apply unless further legislative action is taken by Congress.

Fund Distributions Risk

The distributions shareholders receive from the Fund are based primarily on the dividends and income it earns from its equity and debt investments as well as the gains the Fund receives from writing options and selling portfolio securities, each of which can vary widely over the short and long term. The dividend income from the Fund’s investments in equity securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events affecting a specific industry or issuer, an issuer of equity securities held by the Fund may reduce the dividends paid on such securities. Dividends on securities are not fixed, but are declared at the discretion of an issuer's board of directors. There is no guarantee that the issuers of securities in which the Fund invests will declare dividends or that, if declared, they will remain at current levels or increase over time. If prevailing market interest rates decline, interest rates on debt instruments held by the Fund, and shareholders’ income from the Fund, would likely decline as well. Please see “Distributions” for a description of other risks associated with the level, timing and character of the Fund’s distributions.

Interest Rate Risk

Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa. Interest rate risk is the risk that the debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. During periods of declining interest rates, an issuer of debt securities may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. During periods of rising interest rates, the average life of certain types of securities may be extended due to slower than expected payments. This may lock in a below market yield, increase the security’s duration and reduce the security’s value. Rising interest rates may also have an adverse impact on the equity markets or particular equity securities. Because market interest rates are currently at relatively low levels, there is a greater risk that the Fund’s investments will decline in value as market interest rates rise. Any use of leverage by the Fund will tend to increase interest rate risk.

Credit Risk/High Yield Risk

Credit risk is the risk that one or more debt obligations, preferred securities or other investments in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer or the borrower experiences an actual or perceived decline in its financial status. The Fund may invest up to 25% of its total assets in securities that are of below investment grade quality, commonly referred to as “high yield” securities or “junk bonds.” The Fund's investments in high yield securities may comprise a portion of both the Fund's equity portfolio (e.g., certain below investment grade preferred stocks that pay tax-advantaged dividends) and the Fund's portfolio of other income-producing securities. These securities are predominantly speculative with respect to the issuer’s capacity to pay interest and to repay principal when due, and therefore involve a greater risk of default. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics. The prices of these lower grade securities generally are more volatile and sensitive to actual or perceived negative developments, such as a decline in the revenues of issuers or borrowers or a general economic downturn, than are the prices of higher grade securities. Because the Fund invests in below investment grade securities, TS&W's capabilities in analyzing credit quality and associated risks will be particularly important, and there can be no assurance that TS&W will be successful in this regard. As described under “Counterparty Risk,” the Fund also will have credit risk with respect to its counterparties to derivatives contracts and other investments of the Fund.

Real Estate Investment Trust ("REIT") Risk

REITs involve certain unique risks in addition to those of investing in the real estate industry in general. REITs are subject to interest rate risks (especially mortgage REITs) and the risk of non-payment or default by lessees or borrowers. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by the ability of the issuers of its portfolio mortgages to repay their obligations. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Mortgage REITs are also subject to prepayment risk—the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the REIT’s returns to the Fund or the value of the Fund’s investment in the REIT because the REIT may have to reinvest that money at lower prevailing interest rates.

Options Risk

There are various risks associated with the Fund's Option Strategy. The purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price when the option is exercised or on the expiration date. Therefore, as the writer of an index call option, the Fund forgoes the opportunity to profit from increases in the values of securities held by the Fund whose values may be correlated with the securities making up the index. However, the Fund has retained the risk of loss (net of premiums received) should the value of the Fund’s portfolio securities decline. Similarly, as the writer of a call option on an individual security held in the Fund’s portfolio, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security above the sum of the premium and the strike price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security decline. This combination of potentially limited appreciation and full depreciation over time may lead to erosion in the value of the Fund's portfolio and the Fund's performance may be lower than it otherwise would have been if it did not use the Option Strategy.

The value of options written by the Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities, changes in interest rates, changes in the actual or perceived volatility of the stock markets and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.

There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In the case of index options, Analytic will attempt to maintain for the Fund written call options positions on equity indexes whose price movements, taken in the aggregate, are closely correlated with the price movements of securities held in the Fund’s equity portfolio. However, this strategy involves significant risk that the changes in value of the indexes underlying the Fund’s written call options positions will not correlate closely with changes in the market value of securities held by the Fund. To the extent that there is a lack of correlation, movements in the indexes underlying the options positions may result in net losses to the Fund (including at times when the market values of securities held by the Fund are declining) that exceed any gains received by the Fund from options premiums and any increase in value of the Fund’s portfolio securities. In these and other circumstances, the Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option, when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement Fund distributions. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns.

The exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting underlying securities, such as extraordinary dividends, stock splits, mergers, or other extraordinary distributions or events. A reduction in the exercise price of an option might reduce the Fund’s capital appreciation potential on underlying securities held by the Fund.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an options position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange clearinghouse may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist.

In addition, the hours of trading for options may not conform to the hours during which securities held by the Fund are traded. To the extent that the options markets close before the markets for underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. In addition, the Fund’s listed options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Analytic. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

The Fund’s use of purchased put options as a hedging strategy would involve certain risks similar to those of written call options, including, in the case of index put options, that the strategy may not work as intended due to a lack of correlation between changes in value of the index underlying the option and changes in the market value of the Fund’s portfolio securities. Further, a put option acquired by the Fund and not sold prior to expiration will expire worthless if the cash value of the index or market value of the underlying security at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option.

To the extent that the Fund utilizes unlisted (or "over-the-counter") options, the Fund's ability to terminate these options may be more limited than with exchange-traded options and may involve enhanced risk that counterparties participating in such transactions will not fulfill their obligations.

Other Derivatives Risk

In addition to options, the Fund may use a variety of derivative instruments (including both long and short positions) in an attempt to enhance the Fund’s investment returns or to hedge against market and other risks in the portfolio, including futures contracts, options on futures contracts, forward contracts and swap agreements. The Fund also may use derivatives to gain exposure to equity and other securities in which the Fund may invest (e.g., pending investment of the proceeds of this offering). Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, equity securities risk, issuer risk, interest rate risk, credit risk, leveraging risk, counterparty risk, management risk and, if applicable, smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The Fund may enter into derivatives transactions that may in certain circumstances produce effects similar to leverage and expose the Fund to related risks. See “Leverage Risk” below.

Counterparty Risk

The Fund will be subject to risk with respect to the counterparties to the derivative contracts purchased or sold by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in these circumstances.

Foreign (Non-U.S.) Investment Risk

The Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. To the extent that the Fund invests a significant portion of its assets in a particular foreign country or a concentrated geographic area (such as Europe or Asia), the Fund will generally have more exposure to regional economic risks associated with foreign investments. Also, adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. The Fund’s investments in or exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions (if utilized), that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk

Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based in or securities denominated in the currencies of emerging market countries. Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers noted above, but to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Smaller Company Risk

Although the Fund intends to focus its equity investments in companies with larger market capitalizations, it may invest in companies with small and medium market capitalizations. Companies with smaller market capitalizations may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of small capitalization companies.

Focused Investment Risk

Although the Fund has a policy not to concentrate investments in any particular industry, it may (consistent with that policy) invest up to 25% of its assets in any particular industry. To the extent that the Fund focuses its investments in a particular industry, the net asset value of the Fund will be more susceptible to events or factors affecting companies in that industry. These may include, but are not limited to, governmental regulation, inflation, rising interest rates, cost increases in raw materials, fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, increased costs associated with compliance with environmental or other regulation and other economic, market, political or other developments specific to that industry. Also, the Fund may have greater risk to the extent that it invests a substantial portion of its assets in companies in related industries, such as technology or financial and business services, which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of events and factors described above. The Fund will also be subject to focused investment risks to the extent that it invests a substantial portion of its assets in a small number of issuers or in a particular country or geographic region. See “Equity Securities and Related Market Risk” and “Foreign (Non-U.S.) Investment Risk.”

Leverage Risk

Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities, borrow money or use reverse repurchase agreements or dollar rolls to add leverage to its portfolio, and will limit these forms of leverage, if used, to 30% of the Fund’s total assets (including the proceeds of the leverage) at the time utilized. The Fund may also enter into derivatives transactions that may in some circumstances produce effects similar to leverage. The Fund manages some of its derivative positions by segregating cash or liquid securities equal to the face value of those positions. The Fund may also offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions (e.g., through offsetting positions), such transactions will be treated as senior securities representing indebtedness (“borrowings”) for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund’s borrowings would thereby exceed 33 1/3% of its total assets. See “Leverage and Borrowings.” In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged.

The Fund’s use of leverage would create the opportunity for increased Common Share net income but also would result in special risks for common shareholders. Leverage creates the likelihood of greater volatility of net asset value and market price of and distributions on Common Shares. There is no assurance that any leveraging strategies used by the Fund will be successful. Because the fees received by the Investment Advisor and the Sub-Advisors are based on the total managed assets of the Fund (including assets represented by any preferred shares and borrowings that may be outstanding), the Investment Advisor and the Sub-Advisors have a financial incentive for the Fund to issue preferred shares or use borrowings, which may create a conflict of interest between the Investment Advisor and the Sub-Advisors, on the one hand, and the Fund’s common shareholders, on the other hand.

Management Risk

The Fund is subject to management risk because its portfolio is actively managed. The Sub-Advisors and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. Management risk is particularly significant for the Fund because its investment program involves separate but related strategies managed by two different Sub-Advisors. For instance, implementation of the Option Strategy requires ongoing communication and coordination between separate advisory firms, TS&W and Analytic, regarding the Fund's portfolio holdings and related options that are used, which adds complexity to the overall management of the Fund and related risks.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Liquidity Risk

The Fund may invest up to 20% of its total assets in illiquid securities (determined using the Securities and Exchange Commission’s standard applicable to open-end investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. Also, the Fund may not be able to readily dispose of illiquid securities when it would be beneficial at a favorable time or price or at prices approximating those at which the Fund currently values them.

Other Investment Companies Risk

The Fund may invest in securities of other open-or closed-end investment companies, including ETFs, to the extent that such investments are consistent with the Fund’s investment objectives and policies and permissible under the 1940 Act. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize financial leverage, in which case an investment would subject the Fund to additional risks associated with leverage. See “Leverage Risk” above.

Market Disruption and Geopolitical Risk

The war with Iraq, its aftermath and the continuing occupation of Iraq is likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the war and occupation and the potential costs of rebuilding the Iraqi infrastructure cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar future events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led to, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit, inflation and other factors relating to the Common Shares.

Certain Affiliations

     Unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Anti-Takeover Provisions

     The Fund’s Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. See “Anti-Takeover and Other Provisions in the Declaration of Trust.” These provisions in the Declaration could have the effect of depriving the common shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares or at net asset value.

HOW THE FUND MANAGES RISK

Investment Limitations

     The Fund has adopted investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations (two of which are listed below) are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares. The Fund may not:

  Concentrate its investments in a particular “industry,” as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction from time to time; and

  With respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     The Fund would be deemed to “concentrate” its investments in a particular industry if it invested more than 25% of its total assets in that industry. The Fund’s industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

Hedging and Related Strategies

     The Fund may (but is not required to) use a variety of investment strategies and instruments designed to limit the risk of price fluctuations of its portfolio securities and to preserve capital. See “The Fund’s Investment Objectives and Strategies—Portfolio Management Strategies.” In addition to the Fund’s use of the Option Strategy, other risk management and hedging strategies that the Fund may use include other call and put options contracts (including options on futures contracts), futures contracts, forward contracts, swap agreements and other derivative instruments, including instruments based on either an index or individual equity securities whose prices, a Sub-Advisor believes, correlate with the prices of the Fund’s investments. The Fund may (but is not required to) hedge some or all of its exposure to foreign currencies through the use of derivative strategies to protect against future fluctuations in foreign currencies in relation to the U.S. dollar. Income earned by the Fund from many hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. There is no assurance that these hedging strategies will be available at any time or that the Fund will determine to use. If used, there is no assurance that the Fund’s hedging strategies will be successful.

MANAGEMENT OF THE FUND

Trustees and Officers

     The Fund’s Board of Trustees is responsible for the overall management of the Fund, including general supervision of the duties performed by the Investment Advisor and the Sub-Advisors. There are currently [          ] Trustees of the Fund, [          ] of whom are not “interested persons” (as defined in the 1940 Act) of the Fund. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the Statement of Additional Information.

Investment Advisor

     Old Mutual Capital, Inc., serves as the Investment Advisor to the Fund pursuant to an investment management agreement with the Fund (the “Investment Management Agreement”). Subject to the general supervision of the Board of Trustees, the Investment Advisor is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters. The Investment Advisor is located at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237. Old Mutual Capital, Inc. is a wholly owned subsidiary of Old Mutual (US) Holdings Inc., which uses the marketing name of Old Mutual Asset Management (“Old Mutual Asset Management”).

     The Investment Advisor provides oversight with respect to the Fund's overall investment strategy in consultation with the Sub-Advisors.

Sub-Advisors

     The Investment Advisor has retained its affiliates, TS&W and Analytic, to serve as the Fund’s Sub-Advisors pursuant to separate portfolio management agreements between the Investment Advisor and each Sub-Advisor (the “Portfolio Management Agreements”). The following provides additional information about the Sub-Advisors.

     TS&W. TS&W has responsibility for the day-to-day management of the Fund's equity and income portfolio. TS&W is a Virginia limited liability company located at 6806 Paragon Place, Suite 300, Richmond, Virginia 23230. TS&W has provided investment management services to corporations, pension and profit sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals since 1970, and serves as investment advisor or sub-advisor to a number of open- and closed-end investment companies. TS&W had approximately $___ billion in assets under management as of _________, 2007. TS&W is a direct, wholly-owned subsidiary Old Mutual Asset Management and an indirect, wholly-owned subsidiary of Old Mutual plc.

     Under TS&W's Portfolio Management Agreement, the Investment Advisor (and not the Fund) has agreed to pay TS&W an annual fee, calculated and paid monthly, in arrears, in an amount equal to [          ]% of the Fund’s average daily total managed assets for the services and facilities Analytic provides.

     The following provides information about the individuals at TS&W who share primary responsibility for the day-to-day management of the Fund's equity and income portfolio.

Name	Since	Professional Experience
Paul A. Ferwerda, CFA	2007 (Inception)	Mr. Ferwerda (Senior Vice President and Portfolio Manager) oversees the management of the Fund's equity portfolio. He joined TS&W in 1987. He received a B.S. in Finance from Auburn University and an M.B.A. from Duke University, Fuqua School of Business. He has more than 23 years of industry experience.

William M. Bellamy, CFA	2007 (Inception)	Mr. Bellamy (Vice President and Portfolio Manager) oversees the management of the Fund's income portfolio. He joined TS&W in 2002. Prior to joining TS&W, Mr. Bellamy was a Vice President at Trusco Capital Management. He received a B.S. from Cornell University and an M.B.A. from Duke University. He has more than 18 years of industry experience.

     Messrs. Ferwerda and Bellamy are jointly responsible for the day-to-day management of the Fund's equity and income portfolio, although Mr. Ferwerda has ultimate decision-making authority with respect to the Fund's equity investments and Mr. Bellamy has ultimate decision-making authority with respect to the Fund's income investments.

     Please see “Management of the Fund—Portfolio Managers” in the Statement of Additional Information for additional information regarding the TS&W portfolio managers’ compensation, other managed accounts and ownership of securities of the Fund.

     Analytic. Analytic has responsibility for the day-to-day implementation of the Fund's Option Strategy. Analytic is a California corporation located at 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071. Analytic was founded in 1970 as one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long-term investors. Analytic serves as investment advisor or sub-advisor to open-end and closed-end investment companies, pension and profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks and insurance companies. Analytic had approximately $___ billion in assets under management as of _________, 2007. Analytic is an indirect, wholly-owned subsidiary Old Mutual Asset Management and an indirect, wholly-owned subsidiary of Old Mutual plc.

     Under Analytic's Portfolio Management Agreement, the Investment Advisor (and not the Fund) has agreed to pay Analytic an annual fee, calculated and paid monthly, in arrears, in an amount equal to [          ]% of the Fund’s average daily total managed assets for the services and facilities Analytic provides.

     A team of investment professionals at Analytic share primary responsibility for the day-to-day management of the Fund's Option Strategy. Mr. McMurran leads the team. The following provides information regarding the members of the team.

Name	Since	Professional Experience
Gregory M. McMurran	2007 (Inception)	Mr. McMurran (Chief Investment Officer and Portfolio Manager) oversees the implementation of the firm’s investment strategies. He is a major contributor to the firm’s ongoing research efforts as well as new product development and strategy applications. As a portfolio manager, Greg focuses on day-to-day portfolio management and research related to derivatives-based investment strategies. Mr. McMurran has had these responsibilities since January 1998. He joined Analytic in 1976. He is a major contributor to the firm’s ongoing research efforts as well as new product development and strategy applications. Mr. McMurran has an extensive background in the implementation of the firm’s quantitative investment strategies. He received a B.S. in Economics from the University of California, Irvine. He also received an M.A. in Economics at California State University, Fullerton. He has 30 years of industry experience.

Harindra de Silva, Ph.D., CFA	2007 (Inception)	Dr. de Silva (President and Portfolio Manager) is responsible for the firm’s strategic direction and the ongoing development of its investment processes. As a portfolio manager, Dr. de Silva focuses on the ongoing research effort for equity and global asset allocation strategies. Dr. de Silva has had these responsibilities since April 1998. Before joining Analytic in 1995, he was a Principal at Analysis Group, Inc., where he was responsible for providing economic research services to institutional investors including investment managers, large pension funds and endowments. He received a Ph.D. in Finance from the University of California, Irvine. He holds a B.S. in Mechanical Engineering from the University of Manchester Institute of Science and Technology and an M.B.A. in Finance and an M.S. in Economic Forecasting from the University of Rochester. Dr. de Silva is a member of Association for Investment Management and Research, the American Finance Association and the International Association of Financial Analysts. He has 20 years of industry experience.

Dennis Bein, CFA	2007 (Inception)	Mr. Bein (Chief Investment Officer and a Portfolio Manager) is responsible for the management of implementation of Analytic’s investment strategies, including those used for the Fund. He has been Chief Investment Officer since October 2004. Mr. Bein has served as a portfolio manager for Analytic since August 1995. Before joining Analytic in 1995, Mr. Bein was a Senior Consultant for AG Risk Management, Analysis Group, Inc.’s investment consulting subsidiary. He received an M.B.A. from the Anderson Graduate School of Management at the University of California, Riverside. Mr. Bein completed his undergraduate studies in Business Administration at the University of California, Riverside. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research, the Institute of Chartered Financial Analysts and the Los Angeles Society of Financial Analysts. He has 16 years of industry experience.

Scott Barker, CFA	2007 (Inception)	Mr. Barker (Portfolio Manager) is responsible for the ongoing research and development of derivatives and options-based strategies as well as the day-to-day portfolio management and trading of such accounts. He has had these responsibilities since August 1995. Before joining Analytic in 1995, Mr. Barker was a Research Analyst for Analysis Group, Inc. He received a B.A. in Physics from Pomona College. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research and the Los Angeles Society of Financial Analysts. He has 11 years of industry experience.

     Gregory McMurran, one of Analytic’s Chief Investment Officers, has primary responsibility for the oversight of the firm’s derivatives based investment strategies. He generally oversee all aspects of the day-to-day management of the Fund's Option Strategy and has ultimate investment decision-making authority based on input from the team. Harindra de Silva heads the firm’s research efforts on behalf of the Fund.

     Please see “Management of the Fund—Investment Sub-Advisors—Analytic—Portfolio Managers” in the Statement of Additional Information for additional information regarding the Analytic portfolio managers’ compensation, other managed accounts and ownership of securities of the Fund.

Old Mutual Asset Management

     Old Mutual Capital, Inc., TS&W and Analytic are each wholly owned subsidiaries of Old Mutual Asset Management. Old Mutual Asset Management is a subsidiary of Old Mutual plc, a multi national financial services firm headquartered in London and listed on the London Stock Exchange (Ticker: OML). In the aggregate, Old Mutual plc and its affiliates had approximately $___ billion in assets under management as of _____, 2007. Old Mutual plc is among the Global Fortune 300.

Investment Management Agreement

     Pursuant to the Investment Management Agreement, the Investment Advisor will receive an annual fee from the Fund, calculated and paid monthly, in arrears, in an amount equal to [          ]% of the Fund’s average daily total managed assets. “Total managed assets” means the total assets of the Fund (including assets attributable to any preferred shares and borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings). With respect to any reverse repurchase agreement, dollar roll or similar leveraging transactions, “total managed assets” includes any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date.

     In addition to these fees, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Investment Advisor or the Sub-Advisors), custodial expenses, transfer agency and dividend disbursing expenses, listing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, debt securities or borrowings, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

     A discussion regarding the considerations of the Fund’s Board of Trustees for approving the Fund’s Investment Management Agreement and the Portfolio Management Agreement between the Investment Advisor and the Sub-Advisors will be included in the Fund’s shareholder report for the period ended _____, 2007, which will be available on or around _____, 2007.

NET ASSET VALUE

     The net asset value (“NAV”) of the Fund equals the total value of the Fund’s portfolio investments and other assets, less any liabilities. The NAV of the Fund will be determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open. The Fund’s Investment Advisor will be responsible for calculating the NAV per Common Share and for posting the Fund’s NAV on the Fund’s website (http://www.oldmutualfunds.com).

     For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of the last reported sales price or, if available, the closing price reported for an issue traded on an over-the-counter stock market (including the NASDAQ Official Closing Price for the National Association of Securities Dealers, Inc. (“NASD”) traded securities), or if no sales or closing prices are reported, based on quotes obtained from a quotation reporting system, established market makers or pricing services. Short-term investments are priced at amortized cost, which approximates market value. Options are valued at the mean of the best bid and asked price at the close of trading. Futures and options on futures are valued at the settlement price determined by the exchange on which they are traded. Valuations of securities held in the Fund’s portfolio may be based on information from third-party pricing services. All other investments for which market quotes are not readily available are priced at fair value in good faith as determined in accordance with procedures established by the Board of Trustees.

     Foreign securities and domestic debt securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using current exchange rates. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day on which the New York Stock Exchange is closed.

     The Fund has fair value pricing procedures in place, and the Valuation Committee of the Investment Advisor meets as necessary to fair value securities in circumstances in which market quotes are not readily available. This may include circumstances where Fund assets have been affected by events occurring after the close of trading of a relevant market. In particular, foreign securities traded in countries outside of the United States are fair valued daily based on procedures established by the Board to avoid stale prices and to take into account, among other things, any significant events occurring after the close of a foreign market in those regions. The Fund generally uses the market value of securities as of the close of regular trading on the NYSE to value the other equity securities held in the Fund’s portfolio. If a market quotation is not readily available or is believed to be unreliable, the security is valued at fair value as determined in good faith by the Board or pursuant to procedures approved by the Board. The valuation assigned to fair valued securities for purposes of calculating the Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other funds to calculate their NAVs. Although intended to do so, the fair value procedures may not always produce fair value prices that closely represent the price at which the Fund could sell the fair valued security and may not always result in a more accurate NAV.

DISTRIBUTIONS

     Commencing with the Fund’s first dividend, the Fund intends to make quarterly cash distributions to the Fund’s common shareholders at a rate that reflects the past and projected performance of the Fund. The Fund expects to receive substantially all of its current income and gains from the following sources: (i) income from dividends received by the Fund that are paid on the common and preferred stocks and other equity securities held in the Fund’s portfolio, (ii) interest income received by the Fund from preferred securities, REITs and other debt securities held in the Fund's portfolio and (iii) capital gains (short-term and long-term) from net option premiums and the sale of portfolio securities.

     Distributions may be variable, and the Fund’s distribution rate will depend on a number of factors, including the net earnings on the Fund’s portfolio investments and the rate at which such net earnings change as a result of changes in the timing of and rates at which the Fund receives income and gains from the sources described above. To permit the Fund to maintain more stable distributions, the Fund's distribution rates will be based, in part, on projections as to annual cash available for distribution and, therefore, the distributions paid by the Fund for any particular quarter may be more or less than the amount of cash available to the Fund for distribution for that quarterly period. In certain circumstances, the Fund may choose to sell portfolio securities to fund distributions.

     The net investment income of the Fund consists of all income (other than net short-term and long-term capital gains) less all expenses of the Fund. The Fund’s quarterly distributions will be made from the Fund’s net investment income and net short-term gains from various sources, including: (i) dividend and interest income from the Fund's portfolio securities, (ii) net premiums (or a portion thereof) from options contracts and (iii) the sale of portfolio securities. The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. If required by the 1940 Act and other applicable laws, absent an exemption, a notice will accompany each quarterly distribution with respect to the estimated source (as between net income and gains) of the distribution made. (The Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually.) The tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until at or after the end of the year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s net investment income and net realized capital gains for the relevant year (including as reduced by any capital loss carry-forwards). For example, the Fund may distribute amounts early in the year that derive from short-term capital gains, but incur net short-term capital losses later in the year, thereby offsetting short-term capital gains out of which distributions have already been made by the Fund. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of your tax basis in your Common Shares, with any amounts exceeding such basis treated as gain from the sale of shares.

     As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund’s dividend policy could change. Over time, the Fund will distribute all of its net investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute net realized long-term capital gains not previously distributed, if any.

     The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund’s distributions and result in certain distributions being comprised more or less heavily than others of long-term capital gains eligible for favorable income tax rates.

     During periods in which the Option Strategy does not generate sufficient option premiums or results in net losses, a substantial portion of the Fund’s distributions may be comprised of capital gains from the sale of equity securities held in the Fund’s portfolio, which would involve transaction costs borne by the Fund and may also result in realization of taxable short-term capital gains taxed at ordinary income tax rates (particularly during the initial year of the Fund’s operations when all of the Fund’s portfolio securities will have been held for less than one year). This may occur, for example, during periods of significant gains in the equity markets and/or where there is a lack of correlation between the Fund's written index call options and the price movements of stocks and other securities held in the Fund’s equity portfolio. Such a situation may prevent the Fund from achieving the high level of after-tax return it seeks pursuant to its investment objective. See "Tax Matters."

     Your initial distribution is expected to be declared approximately 30 to 60 days, and paid approximately 90 days, from the completion of this offering, depending on market conditions. Unless you elect to receive distributions in cash, all of your distributions will be automatically reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan. See "Dividend Reinvestment Plan." Although it does not currently intend to do so, the Board of Trustees may change the Fund’s distribution policy and the amount or timing of distributions, based on a number of factors, including the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains.

DIVIDEND REINVESTMENT PLAN

     Unless the registered owner of the Common Shares is ineligible or elects to receive cash by contacting ____________ (the "Plan Administrator"), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Administrator, for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the "Plan"), in additional Common Shares of the Fund. Shareholders who are ineligible or who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by __________, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting ________ at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

     The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such shareholder’s Common Shares are registered. Whenever the Fund declares an ordinary income dividend or a capital gain dividend or other distribution (together, a "Dividend") payable either in Common Shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding Common Shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an ex-dividend basis or 30 days after the payment date for such Dividend, whichever is sooner (the "Last Purchase Date"), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay quarterly Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next ex-dividend date which typically will be approximately 90 days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

     The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those Common Shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for Common Shares held under the Plan in accordance with the instructions of the participants. In the case of shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the recordholder’s name and held for the account of beneficial owners who participate in the Plan.

     There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See "Tax Matters." Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

     Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price (plus commissions) of the Fund’s Common Shares is higher than their NAV, participants in the Plan will receive Common Shares of the Fund at a price less than that at which they could otherwise purchase them and will have Common Shares with a cash value greater than the value of any cash distribution they would have received on their Common Shares. If the market price plus commissions is below the NAV, participants will receive Common Shares with an aggregate NAV greater than the value of any cash distribution they would have received on their Common Shares. However, there may be insufficient Common Shares available in the market to make distributions in Common Shares at prices below the NAV. Also, since the Fund does not generally redeem its Common Shares, the price on resale may be more or less than the NAV.

     The Fund reserves the right to amend or terminate the Plan. There is currently no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by Plan participants.

     All correspondence or questions concerning the Plan should be directed to the Plan Administrator at _______________, telephone number: _________________.

DESCRIPTION OF SHARES

     The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares will be issued with a par value of $0.01 per share. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and, subject to matters discussed in "Anti-Takeover and Other Provisions in the Declaration of Trust," non-assessable and will have no pre-emptive or conversion rights or rights to cumulative voting.

     The Fund has applied for listing of the Common Shares on the New York Stock Exchange, subject to notice of issuance, under the trading or "ticker" symbol "___." The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and annual meetings are required as a condition of such listing.

     Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than NAV, although they have during some periods traded at prices equal to or higher than NAV. The Fund’s Declaration limits the ability of the Fund to convert to open-end status. See "Anti-Takeover and Other Provisions in the Declaration of Trust."

     Because the market value of the Common Shares may be influenced by such factors as dividend levels and stability (which will in turn be affected by dividend payments by the Fund’s portfolio holdings, the timing and success of the Option Strategy, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), liquidity, call protection, portfolio credit quality, NAV, relative demand for and supply of the Common Shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that its Common Shares will trade at a price equal to or higher than NAV in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading. See the Statement of Additional Information under "Repurchase of Common Shares; Conversion to Open-End Fund."

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST

     The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The Fund’s Trustees are divided into three classes. At each annual meeting of shareholders, the term of one class will expire, and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, subject to any voting powers of common shareholders or holders of any preferred shares issued by the Fund, the Declaration provides that a Trustee may be removed only for cause and only (1) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, at a meeting called for that purpose, or (2) by at least seventy-five percent (75%) of the remaining Trustees.

     As described below, the Declaration grants special approval rights with respect to certain matters to members of the Board who qualify as "Continuing Trustees," which term means a Trustee who either (1) has been a member of the Board for a period of at least thirty-six months (or since immediately after the initial registered public offering of the Fund’s Common Shares, if less than thirty-six months); (2) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board; or (3) prior to the sale of the Common Shares pursuant to an initial public offering only, serves as a Trustee.

     The Declaration requires the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and holders of at least seventy-five percent (75%) of the Fund’s shares (including common and any preferred shares) to authorize certain Fund transactions not in the ordinary course of business, including a merger or consolidation or sale or transfer of Fund assets, unless the transaction is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case shareholder authorization would not be required by the Declaration, but might be required in certain cases under the 1940 Act). The Declaration also requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund’s shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case shareholders would have only the minimum voting rights required by the 1940 Act with respect to the conversion). In addition, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund’s shares or, alternatively, by vote or consent of both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees. See "Anti-Takeover and Other Provisions in the Declaration of Trust" in the Statement of Additional Information.

     The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in the Fund’s Bylaws.

     The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. The provisions of the Declaration described above could have the effect of depriving common shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Trustees has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund.

     The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund’s Bylaws, both of which are on file with the Securities and Exchange Commission.

     Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

     The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of factors relating to the Fund such as dividend levels and stability (which will in turn be affected by dividend and interest payments by the Fund’s portfolio holdings, the timing and success of the Fund’s Option Strategy, regulations affecting the timing and character of Fund’s distributions, Fund expenses and other factors) portfolio credit quality, liquidity, call protection, market supply and demand, and similar factors relating to the Fund’s portfolio holdings. Shares of a closed-end investment company, such as the Fund, may frequently trade at prices lower than NAV. The Fund’s Board of Trustees regularly monitors the relationship between the market price and NAV of the Common Shares. If the Common Shares were to trade at a substantial discount to NAV for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce any market discount.

     If the Fund were to convert to an open-end company, the Common Shares would no longer be listed on the New York Stock Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less any redemption charge that is in effect at the time of redemption.

     Before deciding whether to take any action to convert the Fund to an open-end investment company, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under “Repurchase of Common Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate any such discount to NAV.

TAX MATTERS

Federal Income Tax Matters

     The following federal income tax discussion is based on the advice of, and reflects provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing Treasury regulations, rulings published by the Internal Revenue Service (the “IRS”), and other applicable authority as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state and local taxes.

     The Fund intends to elect and qualify each year for taxation as a regulated investment company eligible for treatment under the provisions of Subchapter M of the Code. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on net income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions. Certain of the Fund’s investment strategies may generate foreign currency gains for U.S. federal income tax purposes. Foreign currency gains are currently treated as qualifying income for purposes of the income test applicable to regulated investment companies. The Code, however, expressly provides the U.S. Treasury Department with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a fund’s business of investing in stocks or securities. While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future that would treat some or all of the Fund’s foreign currency gains as non-qualifying income, thereby possibly jeopardizing the Fund’s qualification as a regulated investment company for all years to which such regulations are applicable.

     For federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Taxes on distributions of capital gains are determined by how long the Fund owned (and is treated under federal income tax rules as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. The Fund may elect to treat gains or losses from certain foreign currency positions as capital gains or losses; net short-term gains arising therefrom, to the extent not offset by capital losses, together with profits from the foreign currency positions producing ordinary income for which such an election is not made, will be taxable as ordinary income. Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as returns of capital to the extent of the shareholder’s basis in the shares, and thereafter as capital gain.

     As noted above, in pursuit of its tax-advantaged investment strategies, under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in common and preferred stocks that are eligible to pay dividends which, in the hands of individual Fund shareholders, qualify for federal income taxation at rates applicable to long-term capital gains. More specifically, for taxable years beginning on or before December 31, 2010, the Fund may and intends to designate distributions of investment income derived from dividends of U.S. corporations and certain “qualified” foreign corporations as “qualified dividend income,” provided holding period and other requirements are met by the Fund. As noted below, certain of the Fund’s investment strategies may affect the Fund’s ability to meet the holding period requirements. A dividend will not be treated as qualified dividend income to the Fund (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the Fund is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in “substantially similar or related” property, (3) if the Fund elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is not a “qualified foreign corporation.” “Qualified foreign corporations” are corporations that are either eligible for the benefits of a comprehensive income tax treaty with the United States or a corporation whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. To be eligible for the treatment as qualified dividend income, a foreign corporation paying the dividend cannot be a passive foreign investment company (“PFIC”) in the year of distribution or the prior year.

     Qualified dividend income will be taxed in the hands of Fund shareholders who are individuals at the rates applicable to long-term capital gain, provided the same holding period and other requirements described above are met by the shareholder with respect to its Common Shares in the Fund. Fund dividends representing distributions of interest income and short-term capital gains (including premiums received by the Fund as the seller (writer) of expired options contracts) as well as dividend equivalent (or so-called “substitute”) payments the Fund receives on any loans of portfolio securities cannot be designated as qualified dividend income and will not qualify for the reduced rates. In addition, the straddle rules described below, which would apply terminate or suspend the holding period of Fund portfolio securities substantially similar to options and other reduced-risk investments, may bear adversely on the Fund’s ability to designate distributions as qualified dividend income. Further, as noted above, the special rules relating to the tax treatment of qualified dividend income only apply to taxable years beginning on or before December 31, 2010. Thereafter, all of the Fund’s distributions that are characterized as dividends, other than capital gain distributions, will be fully taxable at ordinary income tax rates unless further Congressional action is taken. For these reasons, notwithstanding the Fund's tax-advantaged strategies, there can be no assurance as to the percentage of the Fund’s distributions that will qualify for taxation to individual common shareholders as qualified dividend income. The Fund’s investment program and the tax treatment of Fund distributions may be affected by IRS interpretation of the Code and future changes in tax laws and regulations, including changes resulting from the “sunset” provisions described above that would have the effect of repealing the favorable treatment of qualified dividend income and reimposing the higher tax rates applicable to ordinary income in 2011 unless further legislative action is taken.

     As described above, in addition to investing in stocks that qualify to pay tax-advantaged dividends, the Fund will also invest a portion of its assets in stocks and income-producing securities, including real estate investment trusts ("REITs"), high yield and other debt securities and certain preferred securities that generate ordinary income that is not taxed at long-term capital gains rates. For example, dividends received by the Fund from REITs generally will not constitute qualified dividend income except to the extent (i) of qualified dividend income in the certain REIT’s hands, or (ii) that the REIT pays an entity-level tax. REITs are generally operated in a manner designed to ensure that they are not required to pay such taxes.

     The tax treatment of certain listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on equity indexes, futures contracts, and debt securities) and certain futures contracts entered into by the Fund will be governed by Section 1256 of the Code (“section 1256 contracts”). The Fund’s positions in these section 1256 contracts will be subject to mark-to-market treatment and gains will be recognized based on the fair market value of the positions at the end of the Fund’s taxable year (October 31) (or if the option or contract is disposed of, upon disposition). Under this system, 60% of the gains or losses from such equity index call options, futures contracts (including, unless the Fund elects otherwise, foreign currency futures contracts), and options on certain foreign currencies and foreign currency futures contracts will be treated as long-term capital gains or losses and 40% will be treated as short-term capital gains or losses. Such short-term gains will be subject to ordinary income tax rates to the extent not offset by short-term losses. The Fund’s positions in options that do not qualify as section 1256 contracts under the Code, including any unlisted options on equity indices, listed options on narrow-based equity indices and options on individual stocks, generally will be treated as equity options governed by Code Section 1234. Pursuant to Code Section 1234, call option premiums received by the Fund will be recognized upon exercise, lapse or other disposition of the option. If an option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock will be short-term gain or loss. Thus, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received. As noted above under "The Fund's Investment Objective and Strategies – Portfolio Management Strategies – Tax-Advantaged Distributions and Strategies," the Fund expects that a significant portion of any gains realized from the Fund's Option Strategy will result in tax-advantaged distributions because many (but not all) of the equity index options written by the Fund are expected qualify as "section 1256 contracts" (with the result that 60% of the net gain or loss on such options will be treated as long-term capital gain or loss for federal income tax purposes). However, the Fund may not be successful in this regard and/or may choose to pursue alternate option strategies, such that a substantial portion of the Fund's options position may not qualify as section 1256 contracts and may produce short-term gains or losses for shareholders taxable at higher rates applicable to ordinary income.

     In addition, the Fund’s option-writing on indices, stocks, and other instruments may affect the period for which it is respected for federal income tax purposes as having held stocks that the Fund owns on which calls are written or which are included in the indices or other instruments on which calls are written. Some of the call options, put options, and other instruments employed by the Fund may be deemed to substantially diminish the Fund’s risk of loss in offsetting positions in “substantially similar or related” property, thereby giving rise to “straddles” under the federal income tax rules. The straddle rules require the Fund to defer certain losses on positions within a straddle and to terminate the holding period for shares which become part of a straddle before the long-term capital gains period has been reached. In other words, the Fund will not be respected as having owned the shares for any time before the options lapse or are otherwise terminated. Some of the covered call options that are considered to offset “substantially similar or related” property may constitute “qualified covered call options” which are generally excepted from the straddle rules but may still give rise to holding period suspensions. If applied, the straddle rules will reduce the amount of the Fund's dividend income eligible for treatment as qualifying dividend income taxable in the hands of individuals shareholders at favorable rates applicable to long-term capital gains, and would therefore diminish the Fund's ability to produce favorable after-tax returns. Although the Fund will be managed in an effort to minimize the extent to which the straddle rules apply to the combination of its Option Strategy and its equity portfolio, there is no assurance that the Fund will be successful in this regard.

     Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund as the holder of the security receives no interest payment in cash on the security during the year.

     Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the Fund’s Automatic Dividend Reinvestment Plan. Shareholders will be notified annually as to the U.S. federal tax status of distributions. See “Distributions” for a further discussion of the tax characteristics of Fund distributions.

     The long-term capital gain rates applicable to most shareholders will be 15% (with lower rates applying to taxpayers in the 10% and 15% ordinary income tax brackets) for taxable years beginning on or before December 31, 2010. The Fund’s call option writing activities and any investments in futures contracts and foreign currency contracts may increase or accelerate the Fund’s recognition of ordinary income and may cause the Fund to liquidate other investments and recognize additional gain in order to satisfy distribution requirements or targets.

     Under current law, the backup withholding tax rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010. The Fund is required to apply backup withholding to certain taxable distributions and redemption proceeds including, for example, distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number. Please see “Tax Matters” in the Statement of Additional Information for additional information about backup withholding.

     In the event that the Fund issues preferred shares, the IRS will require the Fund to allocate to each class of shares proportionate amounts of each type of its profits (such as ordinary income and capital gains) based upon the percentage of total dividend distributed to each class for the tax year.

     In general, dividends (other than capital gain dividends) paid to a Fund shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of the Fund beginning on or before December 31, 2007, the Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund.

     Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Although unlikely, if more than 50% of the Fund’s assets at its year end consist of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. See the Statement of Additional Information for additional requirements to obtain such credits.

     A shareholder should also be aware that the application of the alternative minimum tax may affect the tax consequences of an investment in the Fund. Shareholders should consult their own tax advisors regarding the application of this alternative minimum tax.

     This section relates only to federal income tax consequences of investing in the Fund; the consequences under other tax laws may differ. You should consult your tax advisor as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions as well as possible estate tax consequences of Fund shareholdings by foreign persons. Please see “Tax Matters” in the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

UNDERWRITING

     Subject to the terms and conditions of a purchase agreement dated          , 2007, each underwriter named below, for which __________________ is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of Common Shares set forth opposite the name of such underwriter.

Number of
Underwriter	Common Shares

Total

     The purchase agreement provides that the obligations of the underwriters to purchase the Common Shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the Common Shares sold under the purchase agreement if any of the Common Shares are purchased. In the purchase agreement, the Fund, the Investment Advisor and the Sub-Advisors have agreed to indemnify the underwriters against certain liabilities, including certain liabilities arising under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make for any of those liabilities.

Commissions and Discounts

     The underwriters propose to initially offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $          per Common Share. The sales load the Fund will pay of $.90 per Common Share is equal to 4.5% of the initial offering price. The underwriters may allow, and the dealers may reallow, a discount not in excess of $ per Common Share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any Common Shares purchased on or before          , 2007.

     The following table shows the public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

		Without	With
	Per Share	Overallotment	Overallotment
Public offering price	$20.00	$	$
Sales load	$.90	$	$
Estimated offering expenses	$.04	$	$
Proceeds, after expenses, to the Fund	$19.06	$	$

     The expenses of the offering are estimated at $          . The Fund has agreed to pay the underwriters $.00667 per Common Share as a partial reimbursement of expenses incurred in connection with the offering. The amount payable by the Fund as the partial reimbursement to the underwriters will not exceed ______% of the total price to the public of the Common Shares sold in this offering. The [Investment Advisor and the Sub-Advisors] have agreed to pay (i) all of the Fund’s organizational costs and (ii) offering expenses of the Fund (other than the sales load, but including a $.00667 per Common Share partial reimbursement to the underwriters) in excess of $.04 per Common Share (.20% of the offering price), such amount to be allocated between [the Investment Advisor and the Sub-Advisors] as agreed to by such parties.

Overallotment Option

     The Fund has granted the underwriters an option to purchase up to          additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter’s initial amount reflected in the above table.

Price Stabilization, Short Positions and Penalty Bids

     Until the distribution of the Common Shares is complete, Securities and Exchange Commission rules may limit underwriters and selling group members from bidding for and purchasing the Fund’s Common Shares. However, the representative may engage in transactions that stabilize the price of the Common Shares, such as bids or purchases to peg, fix or maintain that price.

     If the underwriters create a short position in the Common Shares in connection with the offering, (i.e., if they sell more Common Shares than are listed on the cover of this prospectus), the representative may reduce that short position by purchasing Common Shares in the open market. The representative may also elect to reduce any short position by exercising all or part of the overallotment option described above. The underwriters may also impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of the Common Shares to stabilize the price or to reduce a short position may cause the price of the Common Shares to be higher than it might be in the absence of such purchases.

     Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Common Shares. In addition, neither the Fund nor any of the underwriters makes any representation that the representative will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

     The Fund has agreed not to offer or sell any additional Common Shares for a period of 180 days after the date of this prospectus without the prior written consent of the underwriters except for the sale of the Common Shares to the underwriters pursuant to the provisions of the purchase agreement and certain transactions related to the Fund’s Automatic Dividend Reinvestment Plan.

     The Fund anticipates that the underwriters may from time to time act as brokers or, after they have ceased to be underwriters, dealers in executing the Fund’s portfolio transactions. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.

     One or more of the underwriters of the Common Shares may also act as an underwriter of the Fund’s preferred shares, if any, and as a broker-dealer in connection with auctions of the preferred shares.

     The Common Shares will be sold to ensure that the New York Stock Exchange distribution standards (round lots, public shares and aggregate market value) will be met.

Additional Compensation to Underwriters and Other Relationships

     The Investment Advisor (and not the Fund) has agreed to pay to __________, from its own assets, a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund’s Common Shares in the amount of $_____. The structuring fee paid to _____ will not exceed _____% of the total public offering price of the Common Shares sold in this offering.

     In addition, the Investment Advisor (and not the Fund) has agreed to pay to __________, from its own assets, additional compensation quarterly in arrears at the annual rate of _____% of the Fund’s average daily total managed assets attributable to the Common Shares sold by _____ in this offering, such fees to be payable during the continuance of the Investment Management Agreement between the Manager and the Fund and subject to the limitations below. __________ has agreed to provide, at the request of the Investment Advisor, certain after-market shareholder support services, including services designed to maintain the visibility of the Fund on an ongoing basis, and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry and asset management industry. The total amount of these additional compensation payments paid to __________ will not exceed _____% of the total public offering price of the Common Shares sold in this offering.

     The sum of all compensation to the Underwriters in connection with this public offering of Common Shares, including the sales load, the structuring fee, the additional compensation payments and the amounts paid by the Fund to reimburse the Underwriters and certain other expenses will not exceed 9.0% of the total public offering price of the Common Shares sold in this offering.

     The principal business address of __________ is  __________.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

     The administrator, custodian, transfer agent, fund accountant and dividend-paying agent of the Fund is __________. As custodian, __________ performs custodial, fund accounting and portfolio accounting services for the Fund.

     __________ offices are located at  __________.

LEGAL MATTERS

     Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Ropes & Gray LLP, Boston, Massachusetts, and for the underwriters by __________. __________ may rely as to certain matters of Massachusetts law on the opinion of Ropes & Gray LLP.

PRIVACY PRINCIPLES OF THE FUND

     The Fund has adopted a privacy policy to protect the nonpublic personal information that common shareholders provide to the Fund. In order to establish and service your account, the Fund collects personal information about common shareholders, such as your name and address. We also retain information regarding your transactions with us and our affiliates, such as account balances and exchanges.

     Occasionally, the Fund may disclose this information to companies that perform services for the Fund, such as other financial institutions with whom we have joint marketing agreements, or to the Fund’s proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. The Fund may also disclose this information to the extent permitted or required by law, such as to our service providers to process your transactions or to maintain your account, or as a result of a court order or regulatory inquiry. The Fund otherwise will not disclose any nonpublic personal information about our customers or former customers to any other party for any other purpose without first providing notification to our customers or former customers. Common shareholders would then be given an opportunity to “opt out” if the shareholder did not want information to be released.

     The Fund utilize a number of measures to protect your confidential information. Only those employees of the Fund’s service providers who need nonpublic personal information in order to provide services to you have access to that data. All other persons are restricted from accessing that information. Furthermore, the Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

Appendix A

DESCRIPTION OF SECURITIES RATINGS

The Fund’s investments may range in quality from securities rated in the lowest category to securities rated in the highest category (as rated by Moody’s or S&P or, if unrated, determined by the Fund to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of debt securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by the Fund.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by the Fund.

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s or BBB by S&P and comparable securities. They are deemed predominantly speculative with respect to the issuer’s ability to repay principal and interest.

Following is a description of Moody’s and S&P’s rating categories applicable to debt securities.

Moody’s Investors Service, Inc.

Corporate and Municipal Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor’s home country and either the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.

Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Moody’s applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

Investment Grade

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated BB, B, CCC, CC, and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk—such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Until           , 2007 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

Shares

Old Mutual Tax-Advantaged Equity Income Fund

Common Shares
$20.00 per Share

PROSPECTUS

[Underwriters]

, 2007

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION—DATED ___________, 2007

OLD MUTUAL TAX-ADVANTAGED EQUITY INCOME FUND

STATEMENT OF ADDITIONAL INFORMATION

      Old Mutual Tax-Advantaged Equity Income Fund (the "Fund") is a newly organized, diversified closed-end management investment company.

      This Statement of Additional Information relating to common shares of the Fund ("Common Shares") is not a prospectus, and should be read in conjunction with the Fund's prospectus relating thereto dated           , 2007 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the Prospectus before purchasing shares. You may obtain a copy of the Prospectus without charge by calling (888) 772-2888. You may also obtain a copy of the Prospectus on the website (http://www.sec.gov) of the Securities and Exchange Commission ("SEC"). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

TABLE OF CONTENTS

USE OF PROCEEDS	3
INVESTMENT OBJECTIVE AND POLICIES	3
INVESTMENT RESTRICTIONS	32
MANAGEMENT OF THE FUND	33
PORTFOLIO TRANSACTIONS	41
DISTRIBUTIONS	43
DESCRIPTION OF SHARES	44
ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST	44
REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND	46
TAX MATTERS	47
PERFORMANCE RELATED AND COMPARATIVE INFORMATION	54
ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT	55
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	55
COUNSEL	55
REGISTRATION STATEMENT	55
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	56
FINANCIAL STATEMENTS	57
APPENDIX A — PROXY VOTING POLICIES	58

This Statement of Additional Information is dated      , 2007.

USE OF PROCEEDS

     The net proceeds of the offering of Fund's Common Shares will be approximately $           (or $           if the Underwriters exercise the over-allotment option in full) after payment or reimbursement of the estimated offering costs and the sales load. [Old Mutual Capital, Inc. (the "Investment Advisor"), Thompson, Siegel & Walmsley LLC (“TS&W”) and Analytic Investors, Inc. ("Analytic" and, together with TS&W, the " Sub-Advisors")] have agreed to pay (i) all of the Fund's organizational costs and (ii) offering expenses of the Fund (other than sales load, but including a $.00667 per Common Share partial reimbursement of expenses to the Underwriters) in excess of $.04 per Common Share (.20% of the offering price), such amount to be allocated between the [Investment Advisor and the Sub-Advisors] as agreed to by such parties.

     The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in securities and instruments that meet its investment objective and policies within three months after the completion of the offering. Pending such investment, it is anticipated that Analytic will invest the net proceeds in high-grade, short-term securities, or in other investment companies or derivative instruments designed to give the Fund exposure to the types of securities and markets in which the Fund ordinarily will invest while TS&W selects specific securities. These may include, without limitation, equity index mutual funds and/or equity index futures contracts. During the period in which the Fund is investing the net proceeds of the offering, it may not be in a position to achieve its investment objective.

INVESTMENT OBJECTIVE AND POLICIES

     The investment objective and general investment Policies of the Fund are described in the Prospectus, and the following information supplements the information provided in the Prospectus. The Fund may make some or all the following investments, among others, some of which are part of the Fund's principal investment strategies and some of which are not. The Fund may, but it is not required to, engage in all of the transactions or use all of the investment techniques described in this section.

Common Stocks and Other Equity Securities

     The Fund will ordinarily have substantial exposure to common stocks in pursuing its investment objective. Common stock represents an equity ownership interest in a company, usually coupled with voting rights, and with respect to which dividends may be paid at the discretion of the company's board of directors or other governing body. As described in more detail below, the Fund may also invest in or hold other types of equity securities, principally preferred stocks, as well as depository receipts, rights, warrants and convertible securities, including in circumstances where these securities are distributed to the Fund as part of a general distribution to holders of a common stock in the Fund’s portfolio.

     The Fund will normally focus its equity investments on larger, more seasoned or established companies, but may invest in issuers of any size as measured by market capitalization, assets or sales. The Fund may invest in equity securities of issuers in any industry or sector.

     Because the Fund ordinarily will have substantial exposure to equity securities, historical trends would indicate that the Fund’s portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of an equity security, particularly a common stock, is sensitive to general movements in the stock market. A decline in the stock market may depress the price of equity securities held by the Fund. The value of a company’s stock may fall as a result of factors relating to that company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of related industries, such as increases in production costs. The value of equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates.

     The Fund may invest in over-the-counter equity securities. In contrast to the securities exchanges on which the securities of large capitalization companies trade, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies that initially satisfy certain defined standards. Generally, the volume of trading in an over-the-counter or unlisted securities is less than the volume of trading in a listed security. This means that the depth of market liquidity of some securities in which the Fund may invest may not be as great as that of other securities, and, if the Funds were to dispose of such a security, it might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

Preferred Securities

     The Fund may invest preferred stocks that are eligible to pay tax-advantaged dividends, as well as in other types of preferred securities, such as trust preferred securities, convertible preferred securities and real estate investment trust preferred securities, which may pay fully taxable dividends (collectively, “preferred securities”). Preferred securities represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred securities also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. Preferred securities may pay fixed or adjustable rates of return. The value of a company’s preferred securities may fall as a result of factors relating directly to that company’s products or services. A preferred security’s value also may fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred securities also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of s preferred security usually will react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects.

     Fixed Rate Preferred Stocks. Some fixed rate preferred stocks, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks that have a maturity date, and may have heightened sensitivity to changes in interest rates. Sinking fund preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

     Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on other preferred stocks, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks generally are adjusted or reset frequently, the market values of these preferred stocks still may fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may fluctuate substantially if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached.

Real Estate Investment Trusts (“REITs”)

     The Fund may invest significantly in REITS as part of the income-producing portion of its portfolio. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

     Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified.

     REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

     REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If a REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans should gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Warrants and Rights

     Among the types of equity securities in which the Fund may invest are warrants and rights. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder, such as the Fund, the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Unlike rights, warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

     Warrants and rights may entail greater risks than certain other types of investments. Generally, warrants and rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless. Rights and warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

      Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

Convertible Securities

     Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the “conversion price”). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective. Convertible securities have general characteristics similar to both debt and equity securities.

     A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

     The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

Synthetic Convertible Securities

     The Fund may also create a “synthetic” convertible security to be used by the Fund by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by buying warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations. The Fund may also purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes the credit risk associated with the investment.

     A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.

Equity-Linked Securities

     The Fund may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that the Fund invests in equity-linked securities whose return corresponds to the performance of a securities index or one or more equity securities, investing in equity-linked securities will involve risks similar to the risks of investing in the equity securities themselves. In addition, the Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments. See “Other Derivative Instruments” below. Equity-linked securities may be considered to be illiquid securities.

Securities of Small and Medium Capitalization Companies

     Although the Fund will normally focus its equity investments on larger companies, it may invest in securities of companies with small market capitalizations, including newly formed and early-stage companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of small capitalization companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Owning large positions in this type of security involves the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices.

     The Fund also may invest in securities of companies with medium market capitalizations. These investments share some of the risk characteristics of investments in securities of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources, and their securities tend to be more liquid and less volatile than those of small capitalization issuers.

Initial Public Offerings

     The Fund may purchase securities in initial public offerings (“IPOs”). These securities are often subject to many of the same risks of investing in companies with small market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of accounts to which IPO securities are allocated increases, the number of securities issued to any one account (including the Fund) may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, if the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

High Yield Securities

     The Fund may strategically invest up to 25% of its total assets in debt or preferred securities that are, at the time of purchase, rated below investment grade (below Baa3 by Moody's or below BBB- by S&P), or unrated securities judged by TS&W to be of comparable quality. Below investment grade securities are sometimes referred to as “high yield” securities or “junk bonds.” The Fund's investments in high yield securities may comprise a portion of both the Fund's equity portfolio (e.g., certain below investment grade preferred stocks that pay tax-advantaged dividends) and the Fund's portfolio of other income-producing securities.

     Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality securities.

     High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. The market prices of high yield securities structured as zero-coupon, step-up or payment-in-kind securities will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than the prices of securities that pay interest currently and in cash.

     The secondary market on which high yield securities are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the net asset value of the Fund’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on the Sub-Advisor's research and analysis when investing in high yield securities.

     A general description of the ratings of securities by Moody’s and S&P is set forth in Appendix A to the Prospectus. The ratings of Moody’s and S&P represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, in the case of debt obligations, certain debt obligations with the same maturity, coupon and rating may have different yields while debt obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

     The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or a Sub-Advisor downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, the Sub-Advisor may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality securities.

Variable and Floating Rate Securities

     Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

     The Fund may invest in floating rate instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate that is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rising interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

     The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Corporate Bonds

     The Fund may invest in a wide variety of bonds and related debt obligations of varying maturities issued by U.S. and foreign corporations (including banks) and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. The Fund’s investments in corporate bonds are subject to a number of risks described in the Prospectus and elaborated upon elsewhere in this section of the Statement of Additional Information, including interest rate risk, credit risk, high yield risk, issuer risk, foreign (non-U.S.) investment risk, inflation/deflation risk, liquidity risk, smaller company risk and management risk.

Mortgage-Related and Other Asset-Backed Securities

     The Fund may invest in mortgage-related securities, and in other asset-backed securities (unrelated to mortgage loans) that are offered to investors currently or in the future. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like other debt obligations, the ability of the Fund to utilize successfully these instruments may depend in part upon the ability of the Sub-Advisor to forecast interest rates and other economic factors correctly. See “Mortgage Pass-Through Securities” below. Certain debt obligations are also secured with collateral consisting of mortgage-related securities. See “Collateralized Mortgage Obligations (“CMOs”)” below.

     Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

     Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt obligations, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“GNMA”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to the sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other debt obligations, when interest rates rise, the value of a fixed-rate mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt obligations. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association (the “FNMA”) or the Federal Home Loan Mortgage Corporation (the “FHLMC”). The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

     Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

     FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

     The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

     Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation (“Issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (the “Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (the “Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the Issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

     If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

     Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an IO class of stripped mortgage-backed securities. See “—Stripped Mortgage-Backed Securities” below. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup some or all of its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities. As used in this Statement of Additional Information, the term CMO residual does not include residual interests in real estate mortgage investment conduits.

     Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

     SMBS may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

     Other Asset-Backed Securities. Similarly, the Fund expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by the Fund. Several types of asset-backed securities have already been offered to investors, including Enhanced Equipment Trust Certificates (“EETCs”) and Certificates for Automobile ReceivablesSM (“CARSSM”).

     Although any entity may issue EETCs, to date, U.S. airlines are the primary issuers. An airline EETC is an obligation secured directly by aircraft or aircraft engines as collateral. Airline EETCs generally have credit enhancement in the form of overcollateralization and cross-subordination (i.e., multiple tranches and multiple aircraft as collateral). They also generally have a dedicated liquidity facility provided by a third-party insurer to insure that coupon payments are made on a timely basis until collateral is liquidated in the event of a default by the lessor of the collateral. Aircraft EETCs issued by registered U.S. carriers also benefit from a special section of the U.S. Bankruptcy Code, which allows the aircraft to be sold by the trust holding the collateral to repay note holders without participating in bankruptcy proceedings. EETCs tend to be less liquid than corporate bonds.

     CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     Consistent with the Fund’s investment objective and policies, it also may invest in other types of asset-backed securities. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

U.S. Government Securities

     U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities. Some U.S. government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks or the Federal Home Loan Mortgage Corporation, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. Although U.S. government sponsored enterprises such as Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and the Student Loan Marketing Association may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. government and include increase credit risks.

     U.S. government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. See "— Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities" below. Custodial receipts issued in connection with so-called trademark zero-coupon securities, such as Certificates of Accrual on Treasury Securities, are not issued by the U.S. Treasury, and are therefore not U.S. government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero-coupon Treasury securities are direct obligations of the U.S. government.

      While some U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other debt securities. The U.S. government does not guarantee the net asset value or market value of the Fund's shares.

Commercial Paper

     Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The Fund may invest in commercial paper of any credit quality consistent with the Fund’s investment objective and policies, including unrated commercial paper for which TS&W has made a credit quality assessment. See Appendix A to the Prospectus for a description of the ratings assigned by Moody’s and S&P to commercial paper. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Bank Obligations

     Bank obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

     The Fund may invest in obligations of foreign banks. Obligations of foreign banks involve certain risks associated with investing in foreign securities described under “Foreign (Non-U.S.) Securities” above, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Loan Participations and Assignments

     The Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any nationally recognized rating service.

     A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

     A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

     The Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

     The Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see “Investment Restrictions” below). For purposes of these limits, the Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations may require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of determining whether the Fund has invested more than the particular percentage of its assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

     Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund’s share price. At the same time, many loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.

     Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that, under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.

Municipal Bonds

     The Fund may invest in municipal bonds that pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by TS&W to be reliable), is exempt from federal income taxes (“municipal bonds”), although dividends that the Fund pays that are attributable to such interest will not be tax-exempt to shareholders of the Fund.

     Municipal bonds share the attributes of debt obligations in general, but generally are issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal bonds that the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds usually are related to the credit of the user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the user (and/or any guarantor).

     Municipal bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities

     Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero-coupon bonds, “step-up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities (“PIKs”) pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds, step-ups and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality.

Event-Linked Bonds

     The Fund may invest in “event-linked bonds.” Event-linked bonds, which are sometimes referred to as “catastrophe bonds,” are debt obligations for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indexes or readings of scientific instruments rather than specified actual losses. Often event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases when a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so.

Inflation-Indexed Bonds

     The Fund may invest in inflation-indexed bonds, which are debt obligations whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

     Inflation-indexed securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

     The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government generally are adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will measure the real rate of inflation in the prices of goods and services accurately. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

     Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Structured Notes and Other Hybrid Instruments

     “Structured” notes are privately negotiated debt obligations in which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Depending on the terms of the note, the Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage which will serve to magnify the potential for gain and the risk of loss. Like other sophisticated strategies, the Fund’s use of structured notes may not work as intended; for example, by reducing the duration of the Fund’s portfolio, structured notes may limit the Fund’s return when having a longer duration would be beneficial (for instance, when interest rates decline). Structured instruments may be considered illiquid.

     The Fund may invest in other types of “hybrid” instruments which combine the characteristics of securities, futures and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a “benchmark”). The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

     Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the Investment Company Act of 1940 (the "1940 Act"). As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Delayed Funding Loans and Revolving Credit Facilities

     Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise be desirable to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times segregate assets, determined to be liquid in an amount sufficient to meet such commitments.

     The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Options Contracts

     As described in the Prospectus, in implementing the Fund’s Option Strategy, Analytic will cause the Fund to “sell” or “write” call options on equity indexes and the Fund may also write call options on individual securities. The Fund may also attempt to hedge against market declines or volatility in equity securities held in its portfolio and on equity indexes by purchasing put options on equity indexes and individual securities. Please see the Prospectus under “The Fund’s Investment Objective and Strategies—Sub-Advisory Strategies—Option Strategy,” “The Fund’s Investment Objective and Strategies—Portfolio Composition—Call and Put Options” and “Risks—Options Risk” for a description of these option strategies and related risks.

     In addition, the Fund may purchase and sell (write) other types of call and put options on individual securities, indexes, currencies, futures contacts, swap agreements or other instruments in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on another over-the-counter market.

     The following provides additional general information about the various option contacts that may be used for the Fund.

     A call option on a security is considered “covered” if the Fund owns the equity security underlying the call option or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, the Fund has segregated liquid assets in such amount) upon conversion or exchange of other securities held by the Fund. A call option on an individual security is also considered covered if the Fund holds a call option on the same security as the call option written (sold) where the exercise price of the call held is (i) equal to or less than the exercise price of the call option written (sold), or (ii) greater than the exercise price of the call option written, provided the Fund segregates liquid assets equal to the difference. The Fund may cover call options it writes on equity indexes by segregating liquid assets in an amount equal to the contract value of the index option. The Fund may also cover these written call options by taking various offsetting positions, such as by holding a call option on the same index with an exercise price either equal to or less than the exercise price of the call written, or greater than the exercise price of the call written if the Fund segregates liquid assets equal to the difference in exercise prices.

     A written put option on a security or an index is covered if the Fund segregates liquid assets equal to the entire exercise price. A written put option may also be covered through various offsetting positions, such as if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the Fund segregates liquid assets equal to the difference. The Fund may also cover a written put option by entering into a short position in the underlying security or index. Obligations under written call and put options so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restrictions concerning senior securities and borrowings.

     The Fund may sell (write) put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Before exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     Spreads. The Fund may pursue an option strategy that includes the purchase and sale of calls and puts, called spreads. All of these positions will be limited loss positions in which the maximum loss will be known and fixed at the time of investment. These strategies may produce a considerably higher return than the Fund’s primary strategy of written call writing, but involve a higher degree of risk and potential volatility. Because spreads involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     Straddles. The Fund may write straddles consisting of a combination of a call and a put written on the same underlying security or index. A straddle will be covered when sufficient liquid assets are segregated to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.” Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     Foreign Currency Options. The Fund may buy or sell put and call options on foreign currencies for investment purposes or as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s investments may be denominated. The Fund may additionally use currency options to cross-hedge or to increase total return a Sub-Advisor anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s portfolio. The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or foreign exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options.

Other Derivative Instruments

     In addition to the options transactions described above, the Fund may (but is not required to) use a variety of other derivative instruments (including both long and short positions) in an attempt to enhance the Fund’s investment returns, to hedge against market and other risks in the portfolio and/or to obtain market exposure with reduced transaction costs. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of any underlying asset, reference rate or index, and may relate to, among others, individual securities, interest rates, currencies and related indexes. As described below, in addition to options contracts, derivative instruments that may be used by the Fund include, but are not limited to futures contracts, options on futures contracts, forward contracts and swap agreements.

     No assurance can be given that any derivative strategy used by the Fund (including the Option Strategy) will succeed. As is the case with the other investments of the Fund, the ability of the Fund to successfully use derivative instruments may depend in part upon the ability of the Sub-Advisors to assess the issuer’s credit characteristics and to forecast stock, currency, interest rate and other market movements and other economic factors correctly. If a Sub-Advisor incorrectly forecasts these factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss and the Fund might have been in a better position if it had not employed that derivatives strategy at all. Also, suitable derivative transactions may not be available in all circumstances and a Sub-Advisor may choose not to use derivatives that are available to reduce portfolio risk or otherwise.

     The Fund’s use of derivative strategies involves special risks, including the risk of a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or result in losses, including by offsetting favorable price movements in related investments or otherwise, due to, among other reasons, (a) the possible inability of the Fund to purchase or sell a portfolio security or other instrument at a time that otherwise would be favorable, (b) the possible need to sell a portfolio security or other instrument at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and (c) the possible inability of the Fund to close out or to liquidate its derivatives positions.

     If other types of derivative instruments not described in this section are traded in the future, the Fund may also use those instruments, provided that their use is consistent with the Fund’s investment objective and policies.

     The following provides additional detail regarding various derivatives instruments that may be used by the Fund.

     Futures Contracts and Options on Futures Contracts. The Fund may invest in futures contracts and options thereon (“futures options”), including with respect to securities, indexes, currencies or other instruments or assets, as well as purchase put and call options on such futures contracts. The Fund may incur commission expenses when it opens or closes a futures position.

     A futures contract is an agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery of the security) at a specified price and time. A futures contract on an index (an “Index Future”) is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is generally not made. A public market exists in futures contracts covering a number of indexes as well as financial instruments, including, without limitation: the S&P 500 Index; the S&P Midcap 400 Index; the Nikkei Stock Average; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

     The Fund may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appropriate clearing house. Because the specific procedures for trading foreign stock Index Futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time the Fund purchases such instruments. Positions in Index Futures may be closed out by the Fund only on the futures exchanges upon which the Index Futures are then traded.

     The following example illustrates generally the manner in which Index Futures operate. The S&P 100 Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units × $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units × gain of $4). If the Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units × loss of $2).

     The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     The Fund may enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system, and the Fund may also enter into over-the-counter options on futures contracts. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract and is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

     The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, index or other asset, in many cases these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security, index or other asset, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

     Straddles of Futures. The Fund may write straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient liquid assets are segregated to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In these cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.” Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower strike price to reduce the risk of the written call option in the event of a substantial price increase. Because combined positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

     Coverage on Use of Futures and Futures Options. When purchasing a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by taking offsetting positions, such as by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

     When selling a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) liquid assets that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

     When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by the Fund.

     Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options, including when used as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objective. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate, currency or other trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     Additional Risks of Options, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Traded on Foreign Exchanges. Options contracts, futures contracts, options on futures contracts and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. The Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

     Swap Agreements. The Fund may enter into a variety of swap agreements with respect to currencies, individual securities, indexes of securities, interest rates and other assets or measures of risk or return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return, for example, on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.

     Forms of swap agreements include caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that, for example, the return on a given equity index exceeds a specified rate, or “cap”; floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that, for example, the return on a given equity index falls below a specified rate, or “floor”; and collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against movements exceeding given minimum or maximum levels.

     The Fund may also write (sell) and purchase put and call options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

     Many swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund).

     Whether the Fund’s use of swap agreements or swaptions will be successful in furthering its investment objective will depend on a Sub-Advisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Moreover, if a counter-party’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses. The performance of swap agreements may be affected by a change in the referenced asset, or by other factors that determine the amount of payments due. If a swap agreement calls for a payment by the Fund, the Fund must be prepared to make such payments when due.

     Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

     Currency Swaps. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, may negatively affect currency swaps.

     The swaps market is a relatively new market and is largely unregulated. The Fund’s ability to terminate or transfer a swap agreement is generally very limited. Swap agreements may increase the overall volatility of the investments of a Fund. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

     A swap agreement may be considered a form of leverage, and could magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, a Fund will generally cover its current obligations under swap agreements. If the Fund enters into a swap agreement on a net basis, it may cover its obligations by segregating liquid assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it may segregate liquid assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities and borrowings.

     Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA.

     Certain Interest Rate Transactions. As described above, the Fund may enter into interest rate swaps and caps. Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that may be structured so as to approximate the Fund’s variable rate payment obligation on any preferred shares of beneficial interest that the Fund may issue or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require the Fund to pay a premium to the cap counterparty and would entitle the Fund, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund may use interest rate swaps or caps with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the Common Shares as a result of the Fund’s investments and capital structure, and may also use these instruments for other hedging purposes.

     Credit Default Swaps. The Fund may invest in credit default swaps. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default had occurred. If no default had occurred, the Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund effectively would add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

     As the purchaser in a credit default swap contract, the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It also would involve credit risk (i.e., the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default). The Fund may cover these investments by segregating assets in the form of cash and/or cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

Foreign (Non-U.S.) Securities

     The Fund may invest without limit in securities of non-U.S. issuers that trade on U.S. securities markets, such as American Depository Receipts (“ADRs”). Up to 30% of the Fund's total assets may be invested in other non-U.S. equity and debt securities.

     ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. The Fund may also invest in European Depositary Receipts (“EDRs”), which are foreign currency-denominated receipts similar to ADRs issued and traded in Europe and publicly traded on exchanges or over-the-counter in the United States, as well as in Global Depositary Receipts (“GDRs”), which may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

     The Fund may invest some of its total assets in debt obligations of corporate and other foreign (non-U.S.) issuers, including obligations of foreign banks (see “—Bank Obligations” above), foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supra-national government entities. The Fund also may invest in debt securities denominated in foreign currencies (of both developed and “emerging market” countries), including obligations of non-U.S. governments and their respective sub-divisions, agencies and government-sponsored enterprises.

     The foreign securities in which the Fund may invest include Eurodollar obligations and “Yankee Dollar” obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes and the expropriation or nationalization of foreign issuers.

     The Fund also may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

     Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

     Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

     Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

     The Fund’s investments in non-U.S. securities involve special risks. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage costs, custodial expenses and other fees are also generally higher than for securities traded in the United States. With respect to certain foreign countries, there is also a possibility of expropriation of assets, confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), potential restrictions on the flow of international capital, political or financial instability and diplomatic developments which could affect the value of investments in those countries. In addition, income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

     Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

     The Fund’s investments in foreign currency-denominated debt obligations and any related hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make tax consent distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

Emerging Market Securities

     The Fund may invest up to 30% of its total assets in securities of issuers that are organized or headquartered in developing or "emerging market" countries. The risks of investing in foreign securities are particularly high when securities of issuers based in or denominated in currencies of emerging market countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Foreign Currency Transactions

     The Fund may invest in foreign currencies and may hedge some or all of its exposure to foreign currencies to reduce the risk of loss due to fluctuations in currency exchange rates. Suitable currency hedging transactions may not be available in all circumstances and the Fund may decide not to use hedging transactions that are available.

     The Fund may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward foreign currency exchange contracts (“forwards”) with terms generally of less than one year.

     A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards will be covered by the segregation with the Fund’s custodian of liquid assets and are marked to market daily. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. The Fund might enter into forwards for a number of purposes, including the following:

     Lock In. When the Fund desires to “lock in” the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

     Cross Hedge. If a particular currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

     Direct Hedge. If a Sub-Advisor wants to eliminate substantially all of the risk of its exposure to a particular currency, and/or believes that the Fund can benefit from price appreciation in a given country’s obligations but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, the Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract. In the case of a direct hedge of a given country’s debt obligations, the cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the Fund would hope to benefit from an increase (if any) in the value of the debt obligation.

     Proxy Hedge. The Fund might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

     Costs of Hedging. If the Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is an example of what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

     It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Fund’s dividend distribution and are not reflected in its yield.

     Tax Consequences of Hedging. Under applicable tax law, the Fund’s hedging activities may result in the application of the mark-to-market and straddle provisions of the Code, which could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income. See “Tax Matters.”

Foreign Currency Exchange-Related Securities

     Foreign Currency Warrants. Foreign currency warrants, such as Currency Exchange WarrantsSM (“CEWsSM”), are warrants that entitle their holders to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specific date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of the prospective purchasers of the securities, is inherent in the international debt obligation marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplement payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time values” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of government or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

     Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (“PERLsSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely affected by increases in the value of foreign currency. Interest payments on the securities generally are made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse effect on the value of the principal payment to be made at maturity.

     Performance Indexed Paper. Performance indexed paper (“PIPsSM”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

When-Issued, Delayed Delivery and Forward Commitment Transactions

     The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated.

     When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

     When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss.

Short Sales

      The Fund may make short sales of securities as part of its overall portfolio management strategy or in an attempt to offset potential declines in long positions in securities in the Fund’s portfolio. Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward, futures or other derivative contract) that it does not own. When the Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale.

      Until the Fund replaces a borrowed security, the Fund is required to maintain during the period of the short sale the short sales proceeds that the broker holds and any additional assets the lending broker requires as collateral. The Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

      Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund's loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position.

      The Fund may engage in short sales where it does not own or have the immediate right to acquire the security sold short at no additional cost. The Fund may also make short sales "against the box", i.e., when the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

      As described under "Other Derivatives Instruments" above, the Fund may also take short positions relating to equity securities, currencies and other assets through the use of derivative instruments, such as options, forward or futures contracts.

Other Investment Companies

      The Fund may invest in securities of other open- or closed-end investment companies, including exchange-trade funds ("ETFs") to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

      The Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, during periods when there is a shortage of attractive securities available in the market, or when prices of other investment companies appear to offer attractive values. The Fund may invest in investment companies that are advised by the Investment Advisor, the Sub-Advisors or their affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission.

      As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's management fees and other expenses with respect to assets so invested. Holders of the Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in the Prospectus and herein. As described in the section of the Prospectus entitled "Risks—Leverage Risk," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Reverse Repurchase Agreements and Dollar Rolls

     The Fund may enter into reverse repurchase agreements and economically similar transactions for hedging or cash management purposes. Although it has no current intention to do so, the Fund may also utilize these transactions to add leverage to its portfolio. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash.

     The Fund also may effect simultaneous purchase and sale transactions that are known as “sale buybacks.” A sale buyback is similar to a reverse repurchase agreement, except that in a sale buyback, the counterparty who purchases the security is entitled to receive any payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.

     A “dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, the Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities that are “substantially identical.” To be considered “substantially identical,” the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

     Reverse repurchase agreements, sale buybacks and dollar rolls involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under these agreements files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

     The Fund may (but is not required to) segregate assets determined to be liquid by the Fund in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements, sale buybacks and dollar rolls. To the extent that positions in these agreements are not so covered, such transactions would be subject to the Fund’s limitations on borrowings. See “Leverage and Borrowings” below. Furthermore, because these transactions may be for terms ranging more than seven days, these instruments may be deemed “illiquid.”

Repurchase Agreements

     The Fund may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Credit-Linked Trust Certificates

     The Fund may invest in credit-linked trust certificates, which are investments in a limited purpose trust or other vehicle formed under state law which, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to the high yield or another debt securities market.

     Like an investment in a bond, investments in credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay to the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the trust. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the trusts that issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the 1940 Act. Therefore, the certificates will be subject to the risks described under “Other Investment Companies” herein and in the Prospectus, and will not be subject to applicable investment limitations and other regulation imposed by the 1940 Act (although the Fund will remain subject to such limitations and regulation, including with respect to its investments in the certificates). Although the trusts are typically private investment companies, they generally are not actively managed such as a “hedge fund” might be. It also is expected that the certificates will be exempt from registration under the Securities Act of 1933 (the “1933 Act”). Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments. If market quotations are not readily available for the certificates, they will be valued by the Fund at fair value as determined by the Trustees or persons acting at their direction. See “Net Asset Value” in the Prospectus.

Securities Loans

     The Fund may make secured loans of its portfolio securities to brokers, dealers and other financial institutions to the maximum extent permitted under the 1940 Act. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent. Such amounts will not be eligible to be treated as qualified dividend income eligible for favorable tax treatment. See “Tax Matters.” The Fund may invest only the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. In the case of cash collateral, the Fund typically pays a rebate to the lender. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. The Fund may pay lending fees to the party arranging for a securities loan, which may be an affiliate of the Fund, the Investment Advisor or the Sub-Advisors.

Rule 144A Securities

     The Fund may invest in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”). Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. Rule 144A Securities may be deemed illiquid, although the Fund may determine that certain Rule 144A Securities are liquid in accordance with procedures adopted by the Board of Trustees.

PIPE Transactions

     The Fund may invest in PIPE (private investment in public equity) transactions. PIPE investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not pre-registered with the SEC, the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, the company will agree as part of the PIPE deal promptly to register the restricted securities with the SEC. PIPE securities may be deemed illiquid.

Leverage and Borrowings

     Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities, borrow money or use reverse repurchase agreements or dollar rolls to add leverage to its portfolio, and will limit these forms of leverage, if used, to 30% of the Fund’s total assets (including the proceeds of the leverage) at the time utilized. The Fund may also enter into derivative transactions that may in certain circumstances produce effects similar to leverage. To the extent that the Fund uses leverage, it would seek to obtain a higher return for shareholders than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved, including the risk of increased volatility of the Fund’s investment portfolio and potentially larger losses than if the strategies were not used.

     If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, any leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using certain forms of leverage, the fees paid to the Investment Advisor and the Sub-Advisors will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total managed assets, including any preferred shares and borrowings that may be outstanding. Thus, the Investment Advisor and the Sub-Advisors have a financial incentive for the Fund to utilize certain forms of leverage, which may result in a conflict of interest between the Investment Advisor and the Sub-Advisors, on the one hand, and the Common Shareholders, on the other hand. Fees and expenses paid by the Fund are borne entirely by the Common Shareholders. These include costs associated with any preferred shares, borrowings or other forms of leverage utilized by the Fund.

      Under the 1940 Act, the Fund generally is not permitted to have outstanding senior securities representing indebtedness (“borrowings”) (including through the use of reverse repurchase agreements, dollar rolls, futures contracts, loans of portfolio securities, swap contracts and other derivatives, as well as when-issued, delayed delivery or forward commitment transactions, to the extent that these instruments constitute senior securities) unless immediately after the financing giving rise to the borrowing, the value of the Fund’s total assets less liabilities (other than such borrowings) is at least 300% of the principal amount of such borrowing (i.e., the principal amount may not exceed 33 1/3% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than borrowings, is at least 300% of such principal amount. If the Fund enters into these transactions, it intends, to the extent possible, to prepay all or a portion of the principal amount due to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle holders of any senior securities of the Fund to elect a majority of the Trustees of the Fund. Derivative instruments used by the Fund will not constitute senior securities (and will not be subject to the Fund’s limitations on borrowings) to the extent that the Fund segregates liquid assets at least equal in amount to its obligations under the instruments, or enters into offsetting transactions or owns positions covering its obligations. For instance, the Fund may cover its position as the writer of a call option by segregating liquid assets at least equal in amount to its obligation under the contract.

     As noted above, although it has no present intention to do so, the Fund may determine in the future to issue preferred shares to add leverage to its portfolio. Any such preferred shares would have complete priority upon distribution of assets over the Common Shares. Under the 1940 Act, the Fund would not be permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s total net assets was at least 200% of the liquidation value of the outstanding preferred shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total net assets). In addition, the Fund would not be permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s total net assets satisfies the above-referenced 200% coverage requirement. If any preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem such preferred shares from time to time to the extent necessary in order to maintain coverage of at least 200%. If the Fund were to have preferred shares outstanding, two of the Fund’s Trustees would be elected by the holders of the preferred shares, voting separately as a class. The remaining Trustees of the Fund would be elected by holders of Common Shares and the preferred shares voting together as a single class. In the event the Fund were to fail to pay dividends on any preferred shares it issues for a period of two years, the Fund’s preferred shareholders would be entitled to elect a majority of the Trustees of the Fund.

     As used in this Statement of Additional Information and in the Prospectus, unless otherwise noted, the Fund’s “net assets” include assets of the Fund attributable to any outstanding preferred shares, with no deduction for the liquidation preference of the preferred shares. Solely for financial reporting purposes, however, the Fund is required to exclude the liquidation preference of any preferred shares from “net assets,” so long as any preferred shares have redemption features that are not solely within the control of the Fund. For all regulatory and tax purposes, any preferred shares issued by the Fund will be treated as stock (rather than indebtedness).

Illiquid Securities

     The Fund may invest up to 20% of its total assets in illiquid securities. The term "illiquid securities" for this purpose is determined using the SEC’s standard applicable to open-end investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. Also, the Fund may not be able to readily dispose of illiquid securities when it would be beneficial at a favorable time or price or at prices approximating those at which the Fund currently values them. Illiquid securities may include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that has been determined to be liquid under procedures approved by the Board of Trustees).

     Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Portfolio Trading and Turnover Rate

     Portfolio trading may be undertaken to accomplish the investment objective of the Fund in relation to actual and anticipated movements in securities markets, interest rates and for other reasons. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what a Sub-Advisor believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such security, as compared with other securities of like quality and characteristics. The Fund may also engage in short-term trading consistent with its investment objective. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold, or to recognize a gain.

     A change in the securities held by the Fund is known as “portfolio turnover.” Although the Fund will generally attempt to minimize its portfolio turnover in pursuit of its tax-advantaged strategies, the Fund may engage in active and frequent trading of its portfolio securities, particularly during periods of volatile market movements. The Fund’s portfolio turnover rate will increase to the extent that the Fund is required to sell portfolio securities to satisfy its obligations under the Option Strategy, or to realize additional gains to be distributed to shareholders. In addition, the use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of the Fund, the higher the transaction costs borne by the Fund generally will be. Transactions in the Fund’s portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance, including its after-tax returns to Fund shareholders.

     The portfolio turnover rate of the Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year.

Participation on Creditors Committees

     The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund would participate on such committees only when it believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

Short-Term Investments / Temporary Defensive Strategies

     Upon the Investment Advisor's or a Sub-Advisor’s recommendation, for temporary defensive purposes and in order to keep its cash fully invested, including during the period in which the net proceeds of this offering are being invested, the Fund may deviate from its principal strategies by investing some or all of its total assets in investments such as high grade debt securities, including high quality, short-term debt securities, and cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Tax Consequences

     The requirements for qualification as a regulated investment company limit the extent to which the Fund may invest in certain securities and transactions described above. In addition, the Fund’s utilization of certain investment instruments may alter the character and timing of income attributable to the Fund. In certain circumstances, accelerated attribution of income may require the Fund to sell assets in order to meet regulated investment company distribution requirements even when investment considerations make it otherwise undesirable. For more information concerning these requirements and the taxation of investments, see “Tax Matters” below.

INVESTMENT RESTRICTIONS

Fundamental Policies

     Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a “majority of the outstanding” voting shares of the Fund (which is currently expected to include only the Common Shares):

(1) Concentrate its investments in a particular "industry," as that term is used in the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2) With respect to 75% of the Fund's total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

(3) Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(4) Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(5) Borrow money or issue any senior security, except to the extent permitted under the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6) Make loans, except to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7) Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

     Currently, under the 1940 Act, the Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund's total assets less liabilities (other than the borrowing) is at least 300% of the principal amount of the borrowing (i.e., the principal amount may not exceed 33 1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of declaration, the value of the Fund's total assets, less liabilities other than borrowings, is at least 300% of the principal amount of its borrowing.

     Currently, under the 1940 Act, the Fund may generally not lend money or property to any person, directly or indirectly, if the person controls or is under common control with the Fund, except for a loan from the Fund to a company that owns all of the outstanding securities of the Fund, except directors' and qualifying shares.

     For purposes of the foregoing, "majority of the outstanding," when used with respect to particular shares of the Fund (whether voting together as a single class or voting as separate classes), means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

     Unless otherwise indicated, all limitations applicable to the Fund's investments (as stated above and elsewhere in this Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed by a Sub-Advisor to be of comparable quality), or change in the percentage of the Fund's total assets invested in certain securities or other instruments, resulting from market fluctuations or other changes in the Fund's total assets, will not require the Fund to dispose of an investment until the applicable Sub-Advisor determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that rating agencies assign different ratings to the same security, a Sub-Advisor will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

     Currently, under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where the loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

     The Fund would be deemed to "concentrate" in a particular industry if it invested more than 25% of its total assets in that industry. The Fund's industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

     To the extent the Fund covers its commitment under an option contract, reverse repurchase agreement, derivative instrument or other borrowing instrument by the segregation of liquid assets, equal in value to the amount of the Fund's commitment, or by entering into offsetting transactions or by owning other positions covering its obligations, the instrument will not be considered a "senior security" for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund.

     The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions of the 1940 Act under an exemptive order of the SEC.

MANAGEMENT OF THE FUND

Trustees and Officers

     The business of the Fund is managed under the direction of the Fund's Board of Trustees. Subject to the provisions of the Fund's Amended and Restated Agreement and Declaration of Trust (the "Declaration"), its Bylaws (the "Bylaws") and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund's officers.

     The Trustees and officers of the Fund, their ages, the position they hold with the Fund, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex (as defined in SEC regulations) that the Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following. The first table shows information for Trustees who are not treated as "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund ("Independent Trustees") and the second table shows information for Trustees who are treated as interested persons of the Fund ("Interested Trustees"). Except as shown, each Trustee's and officer's principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o Old Mutual Capital, Inc., 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.

[TO BE COMPLETED BY AMENDMENT]

Independent Trustees

Number of
Portfolios in
		Term of		Fund	Other
	Position(s)	Office and		Complex	Directorships
Name, Address	Held with	Length of	Principal Occupation(s)	Overseen by	Held by
and Age	Fund	Time Served	During the Past 5 Years	Trustee	Trustee
[Insert Name]	Trustee	Since ____	[Insert Description]	[Insert No.]	None
2007
[Insert Name]	Trustee	Since ____	[Insert Description]	[Insert No.]	None
2007
[Insert Name]	Trustee	Since ____	[Insert Description]	[Insert No.]	None
2007

[TO BE COMPLETED BY AMENDMENT]

Interested Trustees*

Number of
Portfolios in
		Term of		Fund	Other
	Position(s)	Office and		Complex	Directorships
Name, Address	Held with	Length of	Principal Occupation(s)	Overseen by	Held by
and Age	Fund	Time Served	During the Past 5 Years	Trustee	Trustee
[Insert Name]*	Trustee	Since	[Insert Description]	1	None
inception
(June 2007)
[Insert Name]*	Trustee	Since ____	[Insert Description]	[Insert No.]	None
2007

*	"Interested Trustees" are those Trustees treated as “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund. [Messrs. [ ] are "interested persons" of the Fund due to their affiliations with the Investment Advisor and its affiliates.]

[TO BE COMPLETED BY AMENDMENT]

Officers

	Position(s)	Term of Office
	Held with	and Length of
Name, Address and Age	Fund	Time Served	Principal Occupation(s) During the Past 5 Years
	Sole Initial	Since
	Trustee,	inception
	President &	(June 2007)
Chief
Executive
Officer

	Treasurer,	Since
	Principal	inception
	Financial	(June 2007)
and
Accounting
Officer

	Secretary	Since
____ 2007

	Chief	Since
	Compliance	____ 2007
Officer

     For interested Trustees and officers, positions held with affiliated persons or principal underwriters of the Fund are listed in the following table:

[TO BE COMPLETED BY AMENDMENT]

Positions Held with Affiliated Persons or
Name	Principal Underwriters of the Fund
See above.
See above.
[Insert]	[Insert]

Committees of the Board of Trustees

     The Board of Trustees of the Fund currently has two committees: a Nominating and Compensation Committee and an Audit Committee.

     Nominating and Compensation Committee

     The Nominating and Compensation Committee is responsible for: (1) evaluating and recommending qualified candidates to the Board in the event that a position is vacated or created; (2) reviewing policy matters affecting the operation of the Board and Board committees and to make recommendations regarding such matters; and (3) periodically evaluating the effectiveness of the Board and Board Committees and making recommendations regarding such effectiveness. A shareholder may submit a request in writing to the Fund in accordance with the Fund’s Shareholder Communication Procedures, which are accessible at http://www.oldmutualcapital.com. The Nominating and Compensation Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person so recommended and considered by a committee will be nominated for election to the Board. Messrs. ______________ and ______, each of whom is an Independent Trustee, serve on this committee. Mr. _______ serves as Chairman of the committee.

     Audit Committee

     The Fund has established an Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies of the Fund, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and to act as a liaison between the Board of Trustees and the Fund's independent registered public accounting firm. The Audit Committee took certain actions on          , 2007, including, among other things, appointing and approving the independent registered public accounting firm of the Fund and pre-approving certain audit and permitted non-audit services to be provided by the independent registered public independent accounting firm. Messrs. ______________ and ______, each of whom is an Independent Trustee, serve on this committee. Mr. _______ serves as Chairman of the committee.

     None of the committees held meetings during the Fund's last fiscal year (as the Fund recently commenced its first year of operations).

Securities Ownership

     For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Fund's family of investment companies as of December 31, 2006:

[TO BE COMPLETED BY AMENDMENT]

Aggregate Dollar Range of
Equity Securities in All
Registered Investment
	Dollar Range of	Companies Overseen by
	Equity	Trustee in
	Securities in the	Family of Investment
Name of Trustee	Fund	Companies
None
None
None
None
None

     For Independent Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund as of December 31, 2006:

[TO BE COMPLETED BY AMENDMENT]

	Name of Owners and		Title of	Value of	Percent of
Name of Trustee	Relationships to Trustee	Company	Class	Securities	Class
	None	n/a	n/a	n/a	n/a
	None	n/a	n/a	n/a	n/a
	None	n/a	n/a	n/a	n/a
	None	n/a	n/a	n/a	n/a

     As of          , 2007, to the knowledge of the Fund, the Fund's officers and Trustees as a group owned less than 1% of the outstanding Common Shares of the Fund.

     As of          , 2007, the following persons owned of record the number of Common Shares noted below, representing the indicated percentage of the Fund's outstanding shares as of such date.

[TO BE COMPLETED BY AMENDMENT]

	Number of	Percentage of the
	Common	Fund's outstanding
Shareholder	Shares	shares as of , 2007
Old Mutual Capital, Inc.
4643 South Ulster Street	[ ]	[ ]%
Suite 600
Denver, Colorado 80237

Compensation

     Each Independent Trustee receives an annual fee of $ _____, plus $____ for each meeting of the Board of Trustees and $____ for any meeting a committee thereof attended by such Independent Trustee. Each trustee is entitled to reimbursement for all travel and out-of-pocket expenses of such trustee incurred in connection with attending each meeting of the Board of Trustees and any committee thereof. The fees and expenses of the Independent Trustees of the Fund are paid by the Fund. Mr. ______, as Chairman of the Audit Committee, receives an additional $ _____ per year for serving in such office. Mr. _____, as Chairman of the Nominating and Compensation Committee, receives an additional $ _____ per year for serving in such office. It is estimated that the Independent Trustees will receive from the Fund the amounts set forth below for the Fund's initial fiscal year ending [December 31, 2007], assuming the Fund had been in existence for the entire such fiscal year. For the calendar year ended December 31, 2006, the Independent Trustees received the compensation set forth in the following table for serving as trustees of other funds in the “Fund Complex.”

[TO BE COMPLETED BY AMENDMENT]

Total Compensation
	Estimated Compensation	from the Fund Complex
	from the Fund for the	Paid to the Trustees for the
	Fiscal Year Ending	Calendar Year Ending
Name of Trustee	[December 31, 2007]	December 31, 2006
	$_____	$_____
	$_____	$_____
	$_____	$_____
	$_____	$_____
	$_____	$_____
	$_____	$_____

     Since the Fund has not completed its first full fiscal year, compensation is estimated based upon future payments to be made by the Fund during the current fiscal year and upon estimated relative net assets of the Fund and other funds sharing the obligation of Trustee compensation.

     The Fund has no employees. Its Interested Trustees and officers are compensated by the Investment Advisor, the Sub-Advisors and/or their affiliates.

Codes of Ethics

     The Fund, the Investment Advisor and the Sub-Advisors have each adopted a separate code of ethics governing personal trading activities of, as applicable, all Trustees and officers of the Fund, and directors, officers and employees of the Investment Advisor or the Sub-Advisors, who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale or who have the power to influence the management or policies of the Fund, the Investment Advisor or the particular Sub-Advisor, as applicable. Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions (including with respect to securities that may be purchased or held by the Fund), and are required to preclear certain security transactions with the applicable compliance officer or his designee and to report certain transactions on a regular basis. The Fund, the Investment Advisor and the Sub-Advisors have each developed procedures for administration of their respective codes. Text-only versions of the codes of ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street N.E., Washington DC 20549, or by e-mail request at publicinfo@sec.gov.

Investment Advisor

     Old Mutual Capital, Inc. serves as the Investment Advisor to the Fund. The Investment Advisor is located at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237. Pursuant to the Investment Management Agreement between the Investment Advisor and the Fund, subject to the general supervision of the Board of Trustees, the Investment Advisor is responsible for managing, either directly or through others selected by it, the investment activities of the Fund. The Investment Advisor also oversees the activities of the Fund's Sub-Advisors on behalf of the Fund, and manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and certain clerical services (excluding determination of the net value of the Fund) and pays all salaries, fees and expenses of officers and Trustees of the Fund who are affiliated with the Investment Advisor.

     Except as otherwise described in the Prospectus, the Fund pays, in addition to the investment advisory fee paid to the Investment Advisor, all expenses not assumed by the Investment Advisor, including, without limitation, fees and expenses of Trustees who are not "interested persons" of the Investment Advisor, the Sub-Advisors or the Fund, interest charges, taxes, brokerage commissions, exchange listing fees, expenses of issue of shares, fees and expenses of registering and qualifying the Fund and its shares for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Fund, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and its proportionate share of insurance premiums and professional association dues or assessments. The Fund is also responsible for nonrecurring expenses that arise, including litigation in which the Fund may be a party, and other expenses as determined by the Trustees. The Fund may have an obligation to indemnify its officers and Trustees with respect to such litigation.

Sub-Advisors

     The Investment Advisor has retained TS&W and Analytic to serve as the Fund's Sub-Advisors.

     TS&W. TS&W has responsibility for the day-to-day management of the Fund's equity and income portfolio. TS&W is a Delaware limited liability company located at 5000 Monument Avenue, Richmond, Virginia 23230. TS&W has provided investment management services to corporations, pension and profit sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals since 1970, and serves as investment advisor or sub-advisor to a number of open- and closed-end investment companies. TS&W had approximately $8.3 billion in assets under management as of May 31, 2007.

     Analytic. Analytic has responsibility for the day-to-day implementation of the Fund's Option Strategy. Analytic is a California corporation located at 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071. Analytic was founded in 1970 as one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long-term investors. Analytic serves as investment advisor or sub-advisor to open-end and closed-end investment companies, pension and profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks and insurance companies. Analytic had approximately $           billion in assets under management as of          , 2007.

Ownership Information / Old Mutual Asset Management

     Old Mutual Capital, Inc. and Analytic are each (direct or indirect) wholly-owned subsidiaries of Old Mutual (US) Holdings Inc., which uses the marketing name of Old Mutual Asset Management (“Old Mutual Asset Management”). TS&W is an indirect, majority-owned subsidiary pf Old Mutual Asset Management. Old Mutual Asset Management is a subsidiary of Old Mutual plc, a multi national financial services firm headquartered in London and listed on the London Stock Exchange (Ticker: OML). In the aggregate, Old Mutual plc and its affiliates had approximately $           billion in assets under management as of          , 2007. Old Mutual plc is among the Global Fortune 300.

Portfolio Managers

     TS&W Portfolio Managers. The following summarizes (i) the structure of and methods used to determine the compensation of each individual (as listed in the Prospectus) employed by TS&W that shares primary responsibility for the day-to-day management of the Fund’s equity and income portfolios (the "TS&W Portfolio Managers"), (ii) information regarding each of the accounts, excluding the Fund, that were managed by each of the TS&W Portfolio Managers (including accounts managed by a team, committee or other group that includes the particular Portfolio Manager) as of a recent date, (iii) a summary of material potential conflicts of interest that may arise in connection with each TS&W Portfolio Manager's management of the Fund and (iv) information regarding each TS&W Portfolio Manager's ownership of Fund shares.

     Compensation. [TO BE PROVIDED BY AMENDMENT]

     Other Accounts Managed. The following summarizes information regarding each of the other accounts managed by the TS&W Portfolio Managers as of _______, 2007: [TO BE PROVIDED BY AMENDMENT]

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
	# of		# of		# of
Name	Accounts	Total Assets	Accounts	Total Assets	Accounts	Total Assets
Paul A. Ferwerda	[ ]	$[ ] million		$[ ] million		$[ ] million
William M. Bellamy	[ ]	$[ ] million		$[ ] million		$[ ] million

*	Includes [ ] account with assets under management of $[ ] million that is subject to a performance-based advisory fee.

**	Includes [ ] accounts with aggregated assets under management of $[ ] million that are subject to a performance-based advisory fee.

     Conflicts of Interest. [TO BE PROVIDED BY AMENDMENT]

     Securities Ownership. The following table discloses the dollar range of equity securities of the Fund beneficially owned by the each of the TS&W Portfolio Managers as of ____________, 2007:

Dollar Range of Equity
Name of Portfolio Manager	Securities in Fund
Paul A. Ferwerda	None.
William M. Bellamy	None.

     Analytic Portfolio Managers. The following summarizes (i) the structure of and methods used to determine the compensation of each individual (as listed in the Prospectus) employed by Analytic that shares primary responsibility for the day-to-day implementation of the Fund’s Option Strategy (the "Analytic Portfolio Managers"), (ii) information regarding each of the accounts, excluding the Fund, that were managed by each of the Analytic Portfolio Managers (including accounts managed by a team, committee or other group that includes the particular Portfolio Manager) as of a recent date, (iii) a summary of material potential conflicts of interest that may arise in connection with each Analytic Portfolio Manager's management of the Fund and (iv) information regarding each Analytic Portfolio Manager's ownership of Fund shares.

     Compensation. Analytic's compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of the firm in terms of profitability; the overall success of the department or team; and an individual's contribution to the team based on goals established during the performance period. Compensation based on investment strategy performance is not tied to individual account performance, but rather each strategy as a whole. Strategy performance information is based on pre-tax calculations for the prior calendar year. No Analytic Portfolio Manager is directly compensated a portion of an advisory fee based on the performance of a specific account.. Members of Analytic's senior management team and investment management professionals may also have a deferred component to their total compensation (with a three-year vesting period) that is invested in the firm's investment products to tie the interests of the individual to the interests of the firm and our clients. The base salaries of the Analytic Portfolio Managers are typically reviewed on an annual basis determined by each individual's anniversary date of employment. Discretionary bonuses are determined annually, upon analysis of information from the prior calendar year.

     Other Accounts Managed. The following summarizes information regarding each of the other accounts managed by the Analytic Portfolio Managers as of _______, 2007: [TO BE PROVIDED BY AMENDMENT]

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
	# of		# of		# of
Name	Accounts	Total Assets	Accounts	Total Assets	Accounts	Total Assets
Gregory M. McMurran	[ ]	$[ ] million		$[ ] million		$[ ] million
Harindra de Silva	[ ]	$[ ] million		$[ ] million		$[ ] million
Dennis Bein	[ ]	$[ ] million		$[ ] million		$[ ] million
Scott Barker	[ ]	$[ ] million		$[ ] million		$[ ] million

* Includes [  ] account with assets under management of $[  ] million that is subject to a performance-based advisory fee.

** Includes [  ] accounts with aggregated assets under management of $[  ] million that are subject to a performance-based advisory fee.

     Conflicts of Interest. Analytic and its officers, employees and beneficial owners shall be free from time to time to acquire, possess, manage, and dispose of securities or other investment assets for their own accounts, for the accounts of their families, for the account of any entity in which they have a beneficial interest or for the accounts of others for whom they may provide investment advisory, brokerage or other services (collectively, "Managed Accounts"), in transactions which may or may not correspond with transactions effected or positions held in the Fund. It is understood that when Analytic determines that it would be appropriate for the Fund and one or more Managed Accounts to participate in an investment opportunity, Analytic will seek to execute orders for the Fund and for such Managed Accounts on a basis which it considers equitable, but that equality of treatment of the Fund and other Managed Accounts is not assured. In such situations, Analytic may (but is not be required to) place orders for the Fund and each other Managed Account simultaneously and if all such orders are not filled at the same price, Analytic may cause the Fund and each Managed Account to pay or receive the average of the prices at which the orders were filled. If all such orders cannot be fully executed under prevailing market conditions, Analytic may allocate the securities traded among the Fund and other Managed Accounts in a manner which it considers equitable, taking into account the size of the order placed for the Fund and each other Managed Account as well as any other factors which it deems relevant.

     Certain of the Managed Accounts Analytic advises may sell securities short, including securities with respect to which other Managed Accounts hold long positions. The portfolio managers and traders for these Managed Accounts are not separated from the rest of Analytic's investment personnel and therefore have access to full information about Analytic's investment research and the investment decisions and strategies being employed for the Managed Accounts. These Managed Accounts pay Analytic management fees at rates comparable to and in some cases lower than those paid by the Fund and other Managed Accounts. Analytic also receives a significant share of any profits earned by certain of the Managed Accounts as incentive compensation. As a result, Analytic may have a conflict between its own interests and the interests of other Analytic investment advisory clients in managing the portfolios of certain of these Managed Accounts.

     Securities Ownership. The following table discloses the dollar range of equity securities of the Fund beneficially owned by the each of the Analytic Portfolio Managers as of ____________, 2007:

Dollar Range of Equity
Name of Portfolio Manager	Securities in Fund
Gregory M. McMurran	None.
Harindra de Silva	None.
Dennis Bein	None.
Scott Barker	None.

Proxy Voting

     The Fund and its Board of Trustees have delegated to the Investment Advisor, and the Investment Advisor has in turn delegated to TS&W, responsibility for voting any proxies relating to portfolio securities held by the Fund in accordance with TS&W’s proxy voting policies and procedures. Copies of the proxy voting policies and procedures to be followed by TS&W on behalf of the Fund, including procedures to be used when a vote presents a conflict of interest, are attached hereto as Appendix A (“Proxy Voting Guidelines”). Information regarding how the Fund vote proxies related to portfolio securities during the most recent 12-month period ended [______] will be made available without charge at the Fund’s website at http://www.oldmutualfunds.com, or on the website of the Securities and Exchange Commission at http://www.sec.gov.

Investment Management Agreement

     Old Mutual Capital, Inc. serves as the Investment Advisor to the Fund pursuant to an Investment Management agreement with the Fund (the "Investment Management Agreement"). The Investment Management Agreement was approved by the Fund's Board of Trustees at an in-person meeting of the Board of Trustees held on , 2007, including by a majority of the trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any such party. Pursuant to the Investment Management Agreement, the Investment Advisor will receive an annual fee from the Fund, calculated and paid monthly, in arrears, in an amount equal to % of the Fund's average daily total managed assets. “Total managed assets” means the total assets of the Fund (including assets attributable to any preferred shares and borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings). With respect to any reverse repurchase agreement, dollar roll or similar leveraging transactions, “total managed assets” includes any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date.

     The Investment Management Agreement was approved by the sole common shareholder of the Fund on                         , 2007. The Investment Management Agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Fund's Board of Trustees or the vote of a "majority of the outstanding voting securities" (as such term is defined in the 1940 Act) of the Fund at the time outstanding and entitled to vote and (2) by the vote of a majority of the trustees who are not parties to the Investment Management Agreement or "interested persons" (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement may be terminated (i) by the Fund at any time, without the payment of any penalty, upon giving the Investment Advisor 60 days' written notice (which notice may be waived by the Investment Advisor), provided that such termination by the Fund shall be directed or approved by the vote of a majority of the Trustees of the Fund in office at the time or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding and entitled to vote, or (ii) by the Investment Advisor on 60 days' written notice (which notice may be waived by the Fund). The Investment Management Agreement will terminate automatically in the event of its "assignment" (as such term is defined in the 1940 Act and the rules thereunder).

     The Investment Management Agreement also generally provides that the Investment Advisor shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. [The Agreement further provides that the Fund may, but shall not be required to, make advance payments to the Investment Advisor in connection with the expenses of the Investment Advisor in defending any action with respect to which damages or equitable relief might be sought against the Investment Advisor for such liabilities subject to certain limitations and conditions.]

Sub-Advisory Agreements

     TS&W and Analytic each serve as a Sub-Advisor to the Fund pursuant to a separate sub-advisory agreement (each a "Sub-Advisory Agreement") between the particular Sub-Advisor and the Investment Advisor. Each Sub-Advisory Agreement was approved by the Fund's Board of Trustees at an in-person meeting of the Board of Trustees held on                          , 2007, including a majority of the trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any such party.

     Under the Sub-Advisory Agreements, the Investment Advisor (and not the Fund) has agreed to pay the particular Sub-Advisor an annual fee, calculated and paid monthly, in arrears, in an amount equal to ____% (in the case of TS&W) and ____% (in the case of Analytic) of the Fund's average daily total managed assets for the services and facilities provided by the Sub-Advisor.

     Each Sub-Advisory Agreement was approved by the sole common shareholder of the Fund on                          , 2007. Each Sub-Advisory Agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Fund's Board of Trustees or the vote of a "majority of the outstanding voting securities" (as such term is defined in the 1940 Act) of the Fund at the time outstanding and entitled to vote and (2) by the vote of a majority of the trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Sub-Advisory Agreement may be terminated on not less than 60 days’ written notice by the Investment Advisor to the particular Sub-Advisor or by the Sub-Advisor to the Investment Advisor, or by the Fund at any time by notice to the Investment Advisor and the particular Sub-Advisor. Each Sub-Advisory Agreement will terminate automatically in the event of its "assignment" (as such term is defined in the 1940 Act and the rules thereunder).

     Each Sub-Advisory Agreement also generally provides that the applicable Sub-Advisor shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     Although the Investment Advisor and the Sub-Advisors intend to devote such time and effort to the business of the Fund as is reasonably necessary to perform their duties to the Fund, the services of the Investment Advisor and the Sub-Advisors are not exclusive, and the Investment Advisor and Sub-Advisors each provide similar services to other clients and engage in other activities, such that they will not devote their full time and attention to the Fund.

PORTFOLIO TRANSACTIONS

Investment Decisions and Portfolio Transactions

     Investment decisions for the Fund and for the other investment advisory clients of the Investment Advisor and the Sub-Advisors are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). As noted above, each Sub-Advisor is responsible for the day-to-day management of the noted portion of the Fund's investment program. Some securities considered for investments by the Fund may also be appropriate for other clients served by a Sub-Advisor. Thus, a particular security or instrument may be bought or sold for certain clients of a Sub-Advisor even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by a Sub-Advisor is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the particular Sub-Advisor, as applicable. Each Sub-Advisor may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for that transaction or for the day. Likewise, a particular security or instrument may be bought for one or more clients of a Sub-Advisor when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients of a Sub-Advisor simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which the Sub-Advisor believes is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities or other instruments for one or more clients will have an adverse effect on other clients, including the Fund.

Brokerage and Research Services

     Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of debt securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

     Subject to the supervision of the Investment Advisor, each Sub-Advisor places all orders for the purchase and sale of portfolio securities, options, futures contracts and other instruments for the Fund and buys and sells such securities, options, futures contracts and other instruments for the Fund through a substantial number of brokers and dealers. In so doing, each Sub-Advisor uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, a Sub-Advisor, having in mind the Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

     It has for many years been a common practice in the investment advisory business for advisors of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisors. Consistent with this practice, each Sub-Advisor may receive research services from many broker-dealers with which it places the Fund’s portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to a Sub-Advisor in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. There is no reduction to the management fee paid by the Fund to the Investment Advisor or the sub-advisory fees paid by the Investment Advisor to the Sub-Advisors because the Sub-Advisors and their affiliates receive such services.

     In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), a Sub-Advisor may cause the Fund to pay broker-dealers which provide it with “brokerage and research services” (as defined in the 1934 Act) an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     In some cases a Sub-Advisor may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Sub-Advisor will make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while a Sub-Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, a Sub-Advisor faces a potential conflict of interest, but each Sub-Advisor believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

      From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide a Sub-Advisor with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

     A Sub-Advisor may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Investment Advisor or the Sub-Advisors where, in the judgment of the Sub-Advisor, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Investment Advisor or the Sub-Advisors may receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by a Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”

      References to the Sub-Advisors under this section would apply equally to the Investment Advisor if the Investment Advisor were to assume portfolio management responsibilities for the Fund and place orders for the purchase and sale of the Fund’s portfolio investments.

DISTRIBUTIONS

      As discussed in the Prospectus, commencing with the Fund’s first dividend, the Fund intends to make quarterly cash distributions to the Fund’s common shareholders at a rate that reflects the past and projected performance of the Fund. The Fund expects to receive substantially all of its current income and gains from the following sources: (i) income from dividends received by the Fund that are paid on the common and preferred stocks and other equity securities held in the Fund’s portfolio, (ii) interest income received by the Fund from preferred securities, REITs and other debt securities held in the Fund's portfolio and (iii) capital gains (short-term and long-term) from net option premiums and the sale of portfolio securities.

      Distributions may be variable, and the Fund’s distribution rate will depend on a number of factors, including the net earnings on the Fund’s portfolio investments and the rate at which such net earnings change as a result of changes in the timing of and rates at which the Fund receives income and gains from the sources described above. To permit the Fund to maintain more stable distributions, the Fund's distribution rates will be based, in part, on projections as to annual cash available for distribution and, therefore, the distributions paid by the Fund for any particular quarter may be more or less than the amount of cash available to the Fund for distribution for that quarterly period. In certain circumstances, the Fund may choose to sell portfolio securities to fund distributions.

      The net investment income of the Fund consists of all income (other than net short-term and long-term capital gains) less all expenses of the Fund. The Fund’s quarterly distributions will be made from the Fund’s net investment income and net short-term gains from various sources, including: (i) dividend and interest income from the Fund's portfolio securities, (ii) net premiums (or a portion thereof) from options contracts and (iii) the sale of portfolio securities. The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. If required by the 1940 Act and other applicable laws, absent an exemption, a notice will accompany each quarterly distribution with respect to the estimated source (as between net income and gains) of the distribution made. (The Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually.) The tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until at or after the end of the year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s net investment income and net realized capital gains for the relevant year (including as reduced by any capital loss carry-forwards). For example, the Fund may distribute amounts early in the year that derive from short-term capital gains, but incur net short-term capital losses later in the year, thereby offsetting short-term capital gains out of which distributions have already been made by the Fund. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of your tax basis in your Common Shares, with any amounts exceeding such basis treated as gain from the sale of shares.

      As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund’s dividend policy could change. Over time, the Fund will distribute all of its net investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute net realized long-term capital gains not previously distributed, if any.

      The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund’s distributions and result in certain distributions being comprised more or less heavily than others of long-term capital gains eligible for favorable income tax rates.

      During periods in which the Option Strategy does not generate sufficient option premiums or results in net losses, a substantial portion of the Fund’s distributions may be comprised of capital gains from the sale of equity securities held in the Fund’s portfolio, which would involve transaction costs borne by the Fund and may also result in realization of taxable short-term capital gains taxed at ordinary income tax rates (particularly during the initial year of the Fund’s operations when all of the Fund’s portfolio securities will have been held for less than one year). This may occur, for example, during periods of significant gains in the equity markets and/or where there is a lack of correlation between the Fund's written index call options and the price movements of stocks and other securities held in the Fund’s equity portfolio. Such a situation may prevent the Fund from achieving the high level of after-tax return it seeks pursuant to its investment objective. See "Tax Matters."

      Your initial distribution is expected to be declared approximately 30 to 60 days, and paid approximately 90 days, from the completion of this offering, depending on market conditions. Unless you elect to receive distributions in cash, all of your distributions will be automatically reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan. See "Dividend Reinvestment Plan." Although it does not currently intend to do so, the Board of Trustees may change the Fund’s distribution policy and the amount or timing of distributions, based on a number of factors, including the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains.

      If the Fund were to issue preferred shares, while any such preferred shares are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares unless at the time of such declaration (1) all accumulated dividends on the preferred shares have been paid and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of any outstanding preferred shares. This latter limitation on the Fund's ability to make distributions on its Common Shares could cause the Fund to incur income and excise tax and, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. See "Tax Matters."

DESCRIPTION OF SHARES

Common Shares

      The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares will be issued with a par value of $0.01 per share. All Common Shares of the Fund have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares will, when issued, be fully paid and, subject to matters discussed in "Anti-Takeover and Other Provisions in the Declaration of Trust—Shareholder Liability" below, non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting.

      The Fund has applied for listing of the Common Shares on the New York Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

      Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value, although they have during some periods traded at prices equal to or higher than net asset value. There can be no assurance that Common Shares or shares of other similar funds will trade at a price equal to or higher than net asset value in the future. Net asset value will be reduced immediately following the offering of Common Shares after payment of the sales load and payment or reimbursement of offering expenses by the Fund. Net asset value fluctuations are expected to be greater if the Fund has a leveraged capital structure. Whether investors will realize gains or losses upon the sale of Common Shares will not depend upon the Fund's net asset value but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Common Shares; Conversion to Open-End Fund" below and the Prospectus under "Leverage and Borrowings" and "Description of Shares—Common Shares."

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE
DECLARATION OF TRUST

Shareholder Liability

      Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration also provides for indemnification out of the Fund's property for all loss and expense of any shareholder held personally liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund is unable to meet its obligations, and thus should be considered remote.

Anti-Takeover Provisions

      As described below, the Declaration includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees, and could have the effect of depriving shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

      The Fund's Trustees are divided into three classes (Class I, Class II and Class III), having initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, subject to any voting powers of Common Shareholders or any preferred shareholders of the Fund, the Declaration provides that a Trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, at a meeting called for such purpose, or (ii) by at least seventy-five percent (75%) of the remaining Trustees.

      Except as provided in the next paragraph, the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and at least seventy-five percent (75%) of the shares of the Fund outstanding and entitled to vote thereon is required to authorize any of the following transactions (each a "Material Transaction"): (1) a merger, consolidation or share exchange of the Fund or any series or class of shares of the Fund with or into any other person or company, or of any such person or company with or into the Fund or any such series or class of shares; (2) the issuance or transfer by the Fund or any series or class of shares of any securities issued by the Fund or such series or class to any other person or entity for cash, securities or other property (or combination thereof), excluding sales of securities of the Fund or such series or class in connection with a public offering and issuances of securities of the Fund or such series or class pursuant to a dividend reinvestment plan adopted by the Fund; or (3) a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) to or with any person of any assets of the Fund or such series or class having an aggregate fair market value of $1,000,000 or more, except for transactions effected by the Fund or such series or class in the ordinary course of its business. The same affirmative votes are required with respect to any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets or the assets of any series or class of shares of the Fund.

      Notwithstanding the approval requirements specified in the preceding paragraph, the Declaration requires no vote or consent of the Fund's shareholders to authorize a Material Transaction if the transaction is approved by a vote of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below), so long as all other conditions and requirements, if any, provided for in the Fund's Bylaws and applicable law (including any shareholder voting rights under the 1940 Act) have been satisfied.

      In addition, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund's shares or, alternatively, by vote or consent of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below).

      In certain circumstances, the Declaration also imposes shareholder voting requirements that are more demanding than those required under the 1940 Act in order to authorize a conversion of the Fund from a closed-end to an open-end investment company. See "Repurchase of Common Shares; Conversion to Open-End Fund" below.

      The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in the Fund's Bylaws. As noted, the voting provisions described above could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the view of the Fund's Board of Trustees, however, these provisions offer several possible advantages, including: (1) requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the amount of Common Shares required to obtain control; (2) promoting continuity and stability; and (3) enhancing the Fund's ability to pursue long-term strategies that are consistent with its investment objectives and management policies. The Board of Trustees has determined that the voting requirements described above, which are generally greater than the minimum requirements under the 1940 Act, are in the best interests of the Fund's Common Shareholders generally.

      A "Continuing Trustee," as used in the discussion above, is any member of the Fund's Board of Trustees who (i) has been a member of the Board for a period of at least thirty-six months (or since immediately after the initial registered public offering of the Fund's Common Shares, if less than thirty-six months), (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board or (iii) prior to the first sale of shares pursuant to an initial registered public offering, serves as a Trustee.

      The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund's Bylaws, both of which have been filed as exhibits to the Fund's registration statement on file with the SEC.

Liability of Trustees

      The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

REPURCHASE OF COMMON SHARES;
CONVERSION TO OPEN-END FUND

      The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s Common Shares will trade in the open market at a price that will be a function of factors relating to the Fund such as dividend levels and stability (which will in turn be affected by dividend and interest payments by the Fund’s portfolio holdings, the timing and success of the Fund’s Option Strategy, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), portfolio credit quality, liquidity, call protection, market supply and demand, and similar factors relating to the Fund’s portfolio holdings. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Fund’s Board of Trustees regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, or the making of a tender offer for such shares. There can be no assurance, however, that the Board of Trustees will decide to take or propose any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount. The Fund has no present intention to repurchase its Common Shares and would do so only in the circumstances described in this section.

      Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the 1934 Act, as amended, and the 1940 Act and the rules and regulations thereunder. Any purchase by the Fund of its Common Shares at a time when any preferred shares issued by the Fund are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Prospectus under "Risks—Leverage Risk."

      The Fund's Board of Trustees may also from time to time consider submitting to the holders of the shares of beneficial interest of the Fund a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue to shareholders, the Board of Trustees would consider all factors then relevant, including the relationship of the market price of the Common Shares to net asset value, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between the yields on securities in the Fund's portfolio and interest and dividend charges on any preferred shares issued by the Fund and general market and economic conditions.

      The Declaration requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund's shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined above under "Anti-Takeover and Other Provisions in the Declaration of Trust—Anti-Takeover Provisions"). This seventy-five percent (75%) shareholder approval requirement is higher than is required under the 1940 Act. In the event that a conversion is approved by the Trustees and the Continuing Trustees as described above, the minimum shareholder vote required under the 1940 Act would be necessary to authorize the conversion. Currently, the 1940 Act would require approval of the holders of a "majority of the outstanding" Common Shares and, if issued, preferred shares voting together as a single class, and the holders of a "majority of the outstanding" preferred shares voting as a separate class, in order to authorize a conversion.

      If the Fund converted to an open-end company, it would be required to redeem any preferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Fund's Common Shares likely would no longer be listed on the New York Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

      The repurchase by the Fund of its Common Shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's Common Shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's Common Shares may be the subject of repurchase or tender offers at or below net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

      In addition, a purchase by the Fund of its Common Shares will decrease the Fund’s total assets. This would likely have the effect of increasing the Fund’s expense ratio.

      Before deciding whether to take any action if the Fund's Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, and the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's Common Shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

     Taxation of the Fund. The Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in certain qualified publicly traded partnerships (as defined below);

(b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

(c) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses; or in the securities of one or more qualified publicly traded partnerships.

     In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) whose interests are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

     If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

     If the Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and reduced rates of taxation on qualified dividend income in the case of individuals. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

     The Fund may at times in its discretion pay out more or less than the entire amount of net investment income earned in any particular period, including any calendar year, and may at times pay out accumulated undistributed income in addition to net investment income earned in other periods, including previous calendar years. The Fund may also retain for investment its net capital gain (the excess, if any, of net long-term capital gains over net short-term capital losses). If the Fund does retain any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. Although the Fund may generate tax-exempt income (for instance, through investment in municipal bonds), it does not expect to satisfy the criteria necessary to pass through the tax-free nature of the income to its shareholders. Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

     If, in order to maintain a more consistent distribution rate or otherwise, the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount for which it is subject to income tax. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

     Fund Distributions. For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Taxes on distributions of capital gains are determined by how long the Fund owned (and is treated for U.S. federal income tax purposes as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Capital losses may be carried forward to each of the eight taxable years succeeding the loss year. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

     As noted in the Prospectus, in pursuit of its tax-advantaged investment strategies, under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in common and preferred stocks that are eligible to pay dividends which, in the hands of individual Fund shareholders, qualify for federal income taxation at rates applicable to long-term capital gains. More specifically, for taxable years beginning on or before December 31, 2010, the Fund may designate distributions of investment income derived from dividends of U.S. corporations and certain qualified foreign corporations as “qualified dividend income,” provided holding period and other requirements described below are met by the Fund. The Fund’s call option writing activities may affect its ability to meet the holding period requirements (see “Options, Futures, Forward Contracts and Swap Agreements” below). Qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided the shareholder meets holding period and other requirements described below with respect to the Fund’s Common Shares. In order for dividends received by a Fund shareholder to be “qualified dividend income” (qualifying for the 15% rate of tax), the Fund must meet holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the Fund shareholder must meet holding period and other requirements with respect to the Fund’s Common Shares he or she owns. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in “substantially similar or related” property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Fund dividends representing distributions of interest income and net short-term capital gains cannot be designated as qualified dividend income and will not qualify for the reduced rates. For these and other reasons noted in this section, notwithstanding the Fund's tax-advantaged strategies, there can be no assurance as to the percentage of the Fund’s distributions that will qualify for taxation to individual common shareholders as qualified dividend income. In addition, the special rules relating to the tax treatment of qualified dividend income apply only to taxable years beginning on or before December 31, 2010. Thereafter, all of the Fund’s distributions that are characterized as dividends, other than capital gain distributions, will be fully taxable at ordinary income tax rates unless further Congressional action is taken.

     Distributions are taxable whether shareholders receive them in cash or reinvest them in additional Common Shares through the Fund's Automatic Dividend Reinvestment Plan. A Fund shareholder whose distributions are reinvested in Common Shares will be treated as having received a dividend equal to either (i) the fair market value of the new Common Shares issued to the shareholder, or (ii) if the Common Shares are trading below net asset value, the amount of cash allocated to the shareholder for the purchase of Common Shares on his or her behalf in the open market.

     The long-term capital gain rates applicable to most individual shareholders will be 15% (with lower rates applying to taxpayers in the 10% and 15% ordinary income tax brackets) for taxable years beginning on or before December 31, 2010.

     The Internal Revenue Service (“IRS”) currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, in the event that the Fund issues preferred shares, the Fund intends each year to allocate Capital Gain Dividends between and among its Common Shares and any series of preferred shares issued by the Fund in proportion to the total dividends paid to each class with respect to such tax year. Dividends qualifying and not qualifying for the dividends received deduction or reduced rates applicable to qualified dividend income will similarly be allocated between and among any two (or more) classes.

     Return of Capital Distributions. The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the net investment income and net capital gains of the Fund with respect to that year, in which case the excess generally will be treated as a return of capital, which will be tax-free to the holders of the Common Shares, up to the amount of the shareholder’s tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such Common Shares.

     To the extent the Fund makes distributions of capital gains in excess of the Fund’s net capital gains for the taxable year (as reduced by any available capital loss carryforwards from prior taxable years), as the Fund may elect to do, and the distributions are supported by the Fund’s “current earnings and profits” (realized income and gain of the current year), the distributions will be taxable as ordinary dividend distributions, even though distributed excess amounts would not have been subject to tax if retained by the Fund. Moreover, in such cases the capital loss carryforwards that will remain available for future years are reduced by the excess of current-year capital gains over current-year capital losses.

     Where one or more such distributions occur in any taxable year of the Fund, the available earnings and profits will be allocated, first, to the distributions made to the holders of any preferred shares issued by the Fund, and only thereafter to distributions made to holders of Common Shares. As a result, the holders of any preferred shares would receive a disproportionate share of the distributions treated as dividends, and the holders of the Common Shares would receive a disproportionate share of the distributions treated as a return of capital.

     Dividends and distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of Common Shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

     Sales, Exchanges or Redemptions of Fund Shares. The sale, exchange or redemption of Common Shares of the Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Common Shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Common Shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Common Shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Common Shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

     Options, Futures, Forward Contracts and Swap Agreements. The Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund intends to monitor its transactions and will attempt to make appropriate tax elections and make appropriate entries in its books and records in an effort to mitigate the effect of these rules, although there is no assurance that the Fund will be successful in this regard.

     The tax treatment of certain listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on equity indexes, futures contracts, and debt securities) and certain futures contracts entered into by the Fund will be governed by Section 1256 of the Code (“section 1256 contracts”). The Fund’s positions in these section 1256 contracts will be subject to mark-to-market treatment and gains will be recognized based on the fair market value of the positions at the end of the Fund’s taxable year (October 31) (or if the option or contract is disposed of, upon disposition). Under this system, 60% of the gains or losses from such equity index call options, futures contracts (including, unless the Fund elects otherwise, foreign currency futures contracts), and options on certain foreign currencies and foreign currency futures contracts will be treated as long-term capital gains or losses and 40% will be treated as short-term capital gains or losses. Such short-term gains will be subject to ordinary income tax rates to the extent not offset by short-term losses. The Fund’s positions in options that do not qualify as section 1256 contracts under the Code, including any unlisted options on equity indices, listed options on narrow-based equity indices and options on individual stocks, generally will be treated as equity options governed by Code Section 1234. Pursuant to Code Section 1234, call option premiums received by the Fund will be recognized upon exercise, lapse or other disposition of the option. If an option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock will be short-term gain or loss. Thus, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received. As noted in the Prospectus under "The Fund's Investment Objective and Strategies – Portfolio Management Strategies – Tax-Advantaged Distributions and Strategies," the Fund expects that a significant portion of any gains realized from the Fund's Option Strategy will result in tax-advantaged distributions because many (but not all) of the equity index options written by the Fund are expected qualify as "section 1256 contracts" (with the result that 60% of the net gain or loss on such options will be treated as long-term capital gain or loss for federal income tax purposes). However, the Fund may not be successful in this regard and/or may choose to pursue alternate option strategies, such that a substantial portion of the Fund's options position may not qualify as section 1256 contracts and may produce short-term gains or losses for shareholders taxable at higher rates applicable to ordinary income.

     Call options that are considered “covered” for U.S. federal income tax purposes—that is, options on securities indices that include stocks that significantly overlap with the stocks owned by the Fund and that are considered to substantially diminish the Fund’s risk of loss in either position under IRS regulations and options on stocks that the Fund owns—and other devices that may be used by the Fund may be subject to the loss-deferral and holding period adjustment provisions of the U.S. federal income tax straddle rules. Some covered call options that are not deep-in-the-money constitute “qualified covered call options” (as defined in Section 1092 of the Code) and may be excepted from the straddle rules. For qualified covered call options, however, the holding period for the offsetting property may be calculated without regard to the time when the options are outstanding. Consequently, gains that would otherwise constitute long-term capital gains may be treated as short-term, and distributions that would otherwise constitute “qualified dividend income” may not satisfy the holding period requirements and therefore may be taxed as ordinary income. The call options that are covered by shares but do not constitute “qualified covered call options” and other devices employed by the Fund that substantially diminish its risk of loss in offsetting positions in “substantially similar or related” property (as defined in the Code) are treated as straddles. The straddle rules require that certain losses be deferred. In addition, the holding period for positions considered part of a straddle will generally not begin until after the offsetting position is no longer outstanding. These rules could affect the amount, timing and character of distributions to Fund shareholders. If applied, the straddle rules will reduce the amount of the Fund's dividend income eligible for treatment as qualifying dividend income taxable in the hands of individuals shareholders at favorable rates applicable to long-term capital gains, and would therefore diminish the Fund's ability to produce favorable after-tax returns. Although the Fund will be managed in an effort to minimize the extent to which the straddle rules apply to the combination of its Option Strategy and its equity portfolio, there is no assurance that the Fund will be successful in this regard.

     If the Fund engages in hedging activities, certain of those activities (including any transactions in foreign currencies and foreign currency-denominated instruments) are likely to produce a difference between the Fund's book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital as described under “—Return of Capital Distributions” and (iii) thereafter as a gain from the sale or exchange of a capital asset. If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

     Certain Investments in REITs. The Fund may invest significantly in real estate investment trusts (“REITs”), including REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”). Under a notice recently issued by the IRS and Treasury regulations which have yet to be issued but may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. As a result, the Fund may not be a suitable investment for charitable remainder trusts, as noted below. Dividends paid by REITs generally will not be eligible to be treated as “qualified dividend income.”

     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax (discussed below). Under current law, if a charitable remainder trust (defined in Section 664 of the Code) realizes any unrelated business taxable income for a taxable year, a 100% excise tax is imposed on such unrelated business taxable income. Under recent IRS guidance, a charitable remainder trust will not recognize UBTI solely as a result of investing in a fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a charitable remainder trust (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to such shareholders, multiplied by the highest U.S. federal income tax rate imposed on corporations.

     Foreign Currency Transactions. The Fund may elect to treat gains or losses from certain foreign currency positions as capital gains or losses; net short-term gains arising therefrom, to the extent not offset by capital losses, together with profits from the foreign currency positions producing ordinary income for which such an election is not made, will be taxable as ordinary income. Gains or losses attributable to foreign currency contracts or fluctuations in exchange rates that occur between the time a Fund accrues income or expenses denominated in a foreign currency and the time the Fund actually collects such income or pays such expenses are treated as ordinary income or loss for tax purposes. The portion of any gain or loss on the disposition of a debt security denominated in a foreign currency that is attributable to fluctuations in the value of the foreign currency during the holding period of the debt security will likewise be treated as ordinary income or loss for tax purposes. This may produce a difference between the Fund’s book income and its taxable income, possibly accelerating distributions or converting distributions of book income and gains to returns of capital for book purposes.

     Foreign Taxation. Although unlikely, if more than 50% of the Fund’s assets at its year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their Common Shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date (or, in the case of certain preferred stock that may be issued by the Fund, at least 45 days during the 90-day period surrounding such date) to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

     Original Issue Discount and Payment-in-Kind Securities. Some of the debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

     Some of the debt obligations (with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

     If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, the Fund's shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

     Interest paid on debt obligations owned by the Fund, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

     Passive Foreign Investment Companies. Equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may be able to elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

     Dividends Received Reductions. Dividends of investment income designated by the Fund and received by corporate shareholders of the Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 91 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to an option or otherwise) to make related payments with respect to positions in “substantially similar or related” property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of the Code.

     Shares Purchased Through Tax-Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of Common Shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

     Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, dividends that are “effectively connected” with the shareholder’s conduct of a trade or business in the United States will not be subject to withholding provided the shareholder meets certain applicable certification requirements. In addition, dividends that are “effectively connected” with the shareholder’s conduct of a trade or business in the United States will not be subject to withholding provided the shareholder meets certain applicable certification requirements. In addition, effective for taxable years of the Fund before January 1, 2008, the Fund will not be required to withhold any amounts with respect to (i) properly-designated distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S. source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person and (ii) properly-designated distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses. Depending on the circumstances, the Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of Fund shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

     Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met.

     A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal tax on income referred to above.

     If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends that it receives or gains that it realizes on a sale or disposition of shares are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend or gain will be subject to U.S. federal net income taxation at regular income tax rates. If a shareholder who is a foreign person is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by that shareholder in the United States.

     Backup Withholding. The Fund may be required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through December 31, 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

     In order for a foreign investor to qualify for exemption from the backup withholding tax rates, the foreign investor may be required to comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisors in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

     Tax Shelter Reporting Regulations. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's Common Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder will likely have to file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

     Tender Offers. As described above under "Repurchase of Common Shares; Conversion to Open-End Fund," from time to time the Fund may make a tender offer for its Common Shares. For instance, the Board may consider tender offers among other options in situations where the Common Shares trade at a substantial discount to net asset value for an extended period of time. It is expected that the terms of any such tender offer will require a tendering shareholder to tender all Common Shares and dispose of any preferred shares issued by the Fund and held, or considered under certain attribution rules of the Code to be held, by such shareholder. Shareholders who tender all Common Shares and dispose of all preferred shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Common Shares, or retains a substantial portion of any preferred shares, such shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. In such a case, there is a remote risk that non-tendering shareholders will be treated as having received taxable distributions from the Fund. Likewise, if the Fund redeems some but not all of any preferred shares held by a preferred shareholder of the Fund and such shareholder is treated as having received a taxable dividend upon such redemption, there is a remote risk that Common Shareholders and non-redeeming preferred shareholders will be treated as having received taxable distributions from the Fund. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet any such tenders of Common Shares, the Fund will be required to make additional distributions to its Common Shareholders.

     General. The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the specific U.S. federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

PERFORMANCE RELATED AND COMPARATIVE INFORMATION

     The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. ("Lipper"), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate.

     The Fund, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

     The Fund, the Investment Advisor and the Sub-Advisors may disclose in the Fund’s statutory prospectus information concerning the performance of TS&W and Analytic as advisors to clients other than the Fund. The Sub-Advisors also may provide current or prospective private account clients, in connection with standardized performance information for the Fund, performance information for the Fund gross of fees and expenses for the purpose of assisting such clients in evaluating similar performance information provided by other investment managers or institutions. Comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Fund, the Investment Advisor or the Sub-Advisors, should be considered in light of the Fund's investment objective and policies, characteristics and quality of the Fund, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. Performance information for the Fund may be compared to various unmanaged indexes.

     Past performance is not indicative of future results. At the time common shareholders of the Fund sell their shares, they may be worth less than their original investment.

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

     ______________________,_______________________, serves as custodian for assets of the Fund. The custodian performs custodial and fund accounting services.

     ______________________,_______________________, serves as the transfer agent, registrar and dividend disbursement agent for the Common Shares, as well as agent for the Fund's Automatic Dividend Reinvestment Plan relating to the Common Shares.

     ______________________also serves as the administrator for the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     ______________________,_______________________, serves as independent registered public accounting firm for the Fund. _____________________ provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings to the Fund.

COUNSEL

     Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, passes upon certain legal matters in connection with shares offered by the Fund, and also acts as counsel to the Fund in connection with its initial public offering.

REGISTRATION STATEMENT

     The Fund has filed a Registration Statement on Form N-2, including any amendments thereto (the "Registration Statement"), relating to the shares of the Fund offered hereby, with the SEC, Washington, D.C. The Prospectus and this Statement of Additional Information are parts of but do not contain all of the information included in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered or to be offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. You may inspect copies of the Registration Statement without charge at the SEC's principal office in Washington, D.C., and you may obtain copies of all or any part thereof from the SEC upon the payment of certain fees prescribed by the SEC.

REPORT OF INDEPENDENT REGISTERED PUBLIC INDEPENDENT ACCOUNTING FIRM

[TO BE ADDED BY AMENDMENT]

FINANCIAL STATEMENTS

[TO BE ADDED BY AMENDMENT]

APPENDIX A

PROXY VOTING POLICIES

[TO BE ADDED BY AMENDMENT]

PART C—OTHER INFORMATION

Item 25: Financial Statements and Exhibits

     1. Financial Statements:

     Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940 (the "1940 Act") will be filed by amendment as part of the Statement of Additional Information.

     2. Exhibits:

a.	Agreement and Declaration of Trust of Registrant dated June 14, 2007, filed herewith.

b.	Bylaws of Registrant dated June 14, 2007, filed herewith.

c.	None.

d.1	Article III (Shares) and Article V (Shareholders' Voting Powers and Meetings) of the Agreement and Declaration of Trust, filed herewith as part of Exhibit a.

d.2	Article 10 (Shareholders' Voting Powers and Meetings) of the Bylaws of Registrant, filed herewith as part of Exhibit b.

d.3	Form of Share Certificate of the Common Shares.*

e.	Terms and Conditions of Automatic Dividend Reinvestment Plan.*

f.	None.

g.1	Form of Investment Management Agreement between Registrant and Old Mutual Capital, Inc.*

g.2	Form of Portfolio Management Agreement between Old Mutual Capital, Inc. and Analytic Investors, Inc.*

g.3	Form of Portfolio Management Agreement between Old Mutual Capital, Inc. and Thompson, Siegel & Walmsley LLC.*

h.1	Form of Purchase Agreement.*

h.2	Form of Standard Dealer Agreement.*

h.3	Form of Master Agreement Among Underwriters.*

h.4	Form of Additional Compensation Agreement.*

h.5	Form of Structuring Fee Agreement.*

i.	None.

j.1	Form of Custody Agreement.

j.2	Form of Foreign Custody Manager Agreement.*

k.1	Form of Transfer Agency and Service Agreement.*

k.2	Form of Fund Administration and Accounting Agreement.*

k.3	Form of Organizational and Offering Expenses Reimbursement Agreement.*

l.	Opinion and Consent of Ropes & Gray LLP.*

m.	None.

n.	Consent of Independent Registered Public Accountant.*

o.	None.

p.	Form of Subscription Agreement between Registrant and Old Mutual Capital, Inc.*

q.	None.

r.1	Code of Ethics of Registrant.*

r.2	Code of Ethics of Thompson, Siegel & Walmsley, LLC.*

r.3	Code of Ethics of Analytic Investors, Inc.*

s.	Power of Attorney for each Trustee.*
____________________

* To be filed by amendment.

Item 26: Marketing Arrangements

     See Form of Purchase Agreement, Form of Additional Compensation Agreement, and Form of Structuring Fee Agreement to be filed as exhibits to the Registration Statement.

Item 27: Other Expenses of Issuance and Distribution

Securities and Exchange Commission fees	$	*
National Association of Securities Dealers,
Inc. fees		*
Printing and engraving expenses		*
Legal fees		*
New York Stock Exchange listing fees		*
Accounting expenses		*
Transfer Agent fees		*
Marketing fees		*
Miscellaneous expenses		*

Total		*
____________________

*

To be completed by amendment. Expenses may be reduced pursuant to an expected contractual arrangement of Old Mutual Capital, Inc., Thompson, Siegel & Walmsley LLC, and Analytic Investors, Inc. to pay (i) all of the Fund's organizational costs and (ii) offering expenses of the Fund (other than the sales load, but including the 0.00667 reimbursement of expenses to the underwriters) in excess of $0.04 per Common Share.

Item 28: Persons Controlled by or under Common Control with Registrant

      Not applicable.

Item 29: Number of Holders of Securities

      At June [   ], 2007

Number of Record
Title of Class	Holders
Common Shares, par value $0.01	0

Item 30: Indemnification

      Reference is made to Article VIII, Sections 1 through 4, of the Registrant's Agreement and Declaration of Trust, which is incorporated by reference herein.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust's Agreement and Declaration of Trust, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31: Business and Other Connections of Investment Advisers

     Descriptions of the business of Old Mutual Capital, Inc., Thompson, Siegel & Walmsley LLC, and Analytic Investors, Inc., the Registrant's investment adviser and sub-advisers are set forth under the captions "Investment Adviser" and " Sub-Advisers" under "Management of the Fund" in the Prospectus and under the captions "Investment Adviser" and " Sub-Advisers" under "Management of the Fund" in the Statement of Additional Information, both of which form parts of this Registration Statement. The following sets forth business and other connections of each director and executive officer (and persons performing similar functions) of Old Mutual Capital, Inc., Thompson, Siegel & Walmsley LLC, and Analytic Investors, Inc.

Old Mutual Capital, Inc.
4643 South Ulster Street
Denver, Colorado 80237-2853

[TABLE TO BE COMPLETED BY AMENDMENT]

Name	Position with Adviser	Other Connections
Scott F. Powers	Chairman and Director

Chief Executive Officer (September 2001—present), Old Mutual US Holdings, Inc.; Chief Executive Officer (September 2001 —present), Old Mutual Asset Managers (US) LLC, 200 Clarendon Street, 53rd Floor, Boston, MA 02116; Executive Vice President of Sales and Marketing and Product Development at Mellon Institutional Asset Management, Chief Operating Officer and head of marketing and client service for The Boston Company Asset Management (1989-1999); Financial Advisor for Dean Witter (1985-1989); Director, Acadian Asset Management, Inc., Analytic Investors, Inc., Barrow Hanley, Mewhinney & Strauss, Inc., Clay Finlay, Inc., Dwight Asset Management Company, eSecLending LLC, Integra Capital Financial Corporation, Integra Capital Management Corporation, Integra Capital Quebec Corporation, Old Mutual Asset Managers (US) LLC, Old Mutual Asset Management Charitable Foundation, Inc., Old Mutual (US) Holdings Inc., Pilgrim Baxter & Associates, Ltd., Provident Investment Counsel, Inc., Rogge Global Partners plc, Thompson, Siegel & Walmsley LLC, United Investments Co., Ltd. and UAM (Japan) Inc.

Kevin M. Hunt	Director

Mark E. Black	Executive Vice President, Chief Financial Officer, Treasurer and Investment Committee Member

Matthew Appelstein	Investment Committee Member

Andra C. Ozols	Executive Vice President, General Counsel, and Secretary

James F. Lummanick	Senior Vice President and Chief Compliance Officer

Bruce G. Parker	Chief Executive Officer and Director

Julian F. Sluyters	President and Chief Operating Officer

Analytic Investors, Inc.
500 South Grand Avenue, 23rd Floor
Los Angeles, CA 90071

Name	Position with Adviser	Other Connections
Dr. Roger Glen Clarke	Chairman	President (September 1997—present), Ensign Peak Advisors; Director (January 2000 to present), Bonneville Holding Corporation; Director (September 1996—present), Deseret Trust Company.

Harinda de Silva	Director and President

Director (January 1999—present), Analytic US Market Neutral, Ltd.; Director (November 2000—Present), Analytic US Market Offshore Master, Ltd.; Director (May 2002—present), Analytic US Market Neutral Offshore II, Ltd.; Director (May 2002—present), Analytic US Market Neutral Offshore Master II, Ltd.; Director, Analytic Japanese Equity Market Neutral Offshore Master, Ltd. and Analytic Japanese Equity Market Neutral Offshore, Ltd.

Marie Nastasi Arlt	Director, Treasurer, Vice President, Chief Operating Officer and Corporate Secretary	Director (November 2001—present), Analytic US Market Neutral Offshore, Ltd.; Director (May 2002—present), Analytic US Market Neutral Offshore II, Ltd; Director, Analytic Japanese Equity Market Neutral Offshore Master, Ltd. and Analytic Japanese Equity Market Neutral Offshore, Ltd.

Scott F. Powers	Director	See information in table above.

Dennis M. Bein	Chief Investment Officer	Formerly, Portfolio Manager, Analytic/TSA Investors, Inc.

Gregory M. McMurran	Chief Investment Officer	Formerly, Chief Investment Officer, Analytic/TSA Investors, Inc.

Thompson, Siegel, and Walmsly LLC
6806 Paragon Place, Suite 300
Richmond, VA 23230

Name	Position with Adviser	Other Connections
Mathew G. Thompson	Chairman of the Board of Managers	To be completed by amendment.

Horace P. Whitworth	Managing Member, Chief Executive Officer, Chief Financial Officer	To be completed by amendment.

Cheryl M. Mounce	Treasurer	To be completed by amendment.

Lawrence E. Gibson	Managing Member, Chief Executive Officer, President	To be completed by amendment.

Alfred G. Goodykoontz	Chief Compliance Officer	To be completed by amendment.

Scott F. Powers	Managing Member	See information in table above.

Herbert B. Thompson	Managing Member, Secretary	To be completed by amendment.

Frank H Reichel	Chief Investment Officer	To be completed by amendment.

Item 32: Location of Accounts and Records

     The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of Old Mutual Capital, Inc., 4643 South Ulster Street, Denver, Colorado 80237-2853 and/or at the offices of [Custodian/address].

Item 33: Management Services

     Not applicable.

Item 34: Undertakings

     1. Registrant undertakes to suspend the offering of its Common Shares until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     2. Not applicable.

     3. Not applicable.

     4. Not applicable.

     5. The Registrant undertakes that:

     a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective; and

     b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

     6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

Notice

     A copy of the Agreement and Declaration of Old Mutual Tax-Advantaged Equity Income Fund (the "Fund"), together with all amendments thereto, is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Fund by any officer or trustee of the Fund as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees of the Fund or shareholders of the Fund individually, but are binding only upon the assets and property of the Fund.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and The Commonwealth of Massachusetts on the 29th day of June, 2007.

Old Mutual Tax-Advantaged Equity Income Fund

By:	/s/ John Forsythe
John Forsythe
President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Capacity

/s/ John Forsythe
John Forsythe	President and Chief Executive Officer	June 29, 2007
/s/ W. Eric Wimer
W. Eric Wimer	Trustee, Treasurer and Principal Financial Officer	June 29, 2007

INDEX TO EXHIBITS

Exhibit	Exhibit Name
a.	Agreement and Declaration of Trust of Registrant dated June 14, 2007.

b.	Bylaws of Registrant dated June 14, 2007.